UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: January 31

Registrant is making a filing for 8 of its series:

Wells Fargo 100% Treasury Money Market Fund, Wells Fargo Cash Investment Money Market Fund, Wells Fargo Government Money Market Fund, Wells Fargo Heritage Money Market Fund, Wells Fargo Money Market Fund, Wells Fargo Municipal Cash Management Money Market Fund, Wells Fargo National Tax-Free Money Market Fund, and Wells Fargo Treasury Plus Money Market Fund.

Date of reporting period: January 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

January 31, 2019

Retail Money Market Funds

∎	Wells Fargo Money Market Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Money Market Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Money Market Fund for the 12-month period that ended January 31, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility throughout the year.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 fell 2.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 12.58%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 14.24%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 2.25% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.26%. The Bloomberg Barclays Municipal Bond Index6 added 3.26%, and the ICE BofAML U.S. High Yield Index7 gained 1.57%.

A move to normalize U.S. monetary policy influenced markets.

Through January 2018, the S&P 500 Index and MSCI ACWI ex USA Index (Net) delivered positive returns every month for more than a year. In February 2018, that streak ended. The S&P 500 Index fell 3.69% during February and the MSCI ACWI ex USA Index (Net) dropped 4.72%. For the quarter, the S&P 500 Index recorded its first negative quarterly return since 2014. The MSCI ACWI ex USA Index (Net) fell 1.18% for the quarter.

During the year, the U.S. Federal Reserve (Fed) sought to normalize accommodative monetary policies in place since the 2008 global financial crisis and recession. Short-term interest rates, as measured by U.S. Treasury bills—maturities ranging from 3 to 12 months—increased an average of 89 basis points (bps; 100 bps equal 1.00%). Rates for 10-year and 30-year Treasuries increased 17 bps and 18 bps, respectively. Slower growth of long-term rates raised concerns for a flattening yield curve, sometimes associated with recessions. The Fed raised the federal funds rate by 25 bps in March 2018 to a target range of between 1.50% and 1.75%. The Bank of England (BOE) indicated a bias to increase rates later in 2018. The European Central Bank, the Bank of Japan, and the People’s Bank of China (PBOC) maintained low interest rates.

Global trade tensions heightened investor concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The Fed raised the federal funds rate by 25 bps to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61% while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Money Market Fund	3

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter gross domestic product (GDP) annualized growth of 4.2%. Hiring improved. Employment data remained strong. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations were even better, as measured by the Russell 2000® Index,8 adding 7.75%.

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as reassured. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The BOE raised its monetary policy rate to 0.75% in August. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

For the S&P 500 Index and the MSCI ACWI ex USA Index (Net), negative stock market performance during October and December bracketed positive November returns. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year.

November’s U.S. mid-term elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. The Bureau of Economic Analysis reported that third-quarter U.S. GDP grew at an annualized 3.4% rate, solid, but lower than the second quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The PBOC cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

After the Fed increased the federal funds rate by 25 bps to a target range of between 2.25% and 2.50% in December—the ninth such increase since the Fed began three years ago to raise rates from near zero—it softened its outlook for further interest rate increases in 2019.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX10.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of savings and spending. You cannot invest directly in an index.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Money Market Fund	Letter to shareholders (unaudited)

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Capital Management Singapore

Portfolio managers

Michael C. Bird, CFA®‡

Jeffrey L. Weaver, CFA®‡

Laurie White

Average annual total returns (%) as of January 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (STGXX)	7-1-1992	–	–	–	1.61	0.46	0.24	0.70	0.60

Class C*,3	6-30-2010	-0.16	0.18	0.10	0.84	0.18	0.10	1.45	1.35

Premier Class (WMPXX)[4]	3-31-2016	–	–	–	2.03	0.70	0.36	0.31	0.20

Service Class (WMOXX)[5]	6-30-2010	–	–	–	1.72	0.53	0.28	0.60	0.50

Yield summary (%) as of January 31, 20192

	Class A	Class C*	Premier Class	Service Class

7-day current yield	2.09	1.34	2.49	2.19

7-day compound yield	2.11	1.34	2.52	2.21

30-day simple yield	2.09	1.34	2.49	2.19

30-day compound yield	2.11	1.34	2.51	2.21
*	Class C shares are available only to shareholders making an exchange out of Class C shares of another mutual fund within the Wells Fargo family of funds.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Class A shares, Premier Class shares, and Service Class shares are sold without a front-end sales charge or contingent deferred sales charge. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period.

For retail money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Money Market Fund	7

Portfolio composition as of January 31, 2019[6]

Effective maturity distribution as of January 31, 2019[6]

Weighted average maturity as of January 31, 2019[7]

19 days

Weighted average life as of January 31, 2019[8]

55 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through May 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 1.98%, 1.23%, 2.37%, and 2.08% for Class A, Class C, Premier Class, and Service Class, respectively. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown for the Class C shares prior to their inception reflects the performance of the former Class B shares. Class B and Class C shares had the same expenses.

[4]

Historical performance shown for the Premier Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns for Premier Class shares would be higher.

[5]

Historical performance shown for Service Class shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns for Service Class shares would be higher.

[6]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[7]

Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[8]

Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

[9]

Crane Data LLC is a money market and mutual fund information company that collects, tracks, and maintains data about money markets, money market mutual funds based on types of funds, bank savings, and cash investments. The data includes performance, statistics, and related information. Crane Data LLC distributes rankings, news, and indexes, including the Crane Prime Institutional Money Market Index, based on the data. Crane Data publishes Money Fund Intelligence, Money Fund Intelligence XLS, Money Fund Wisdom, the Crane Money Fund Indexes, and other products.

8	Wells Fargo Money Market Fund	Performance highlights (unaudited)

MANAGERS’ DISCUSSION

For most of the reporting period, continued economic improvement allowed the Federal Open Market Committee (FOMC) to remove policy accommodation on a fairly predictable quarterly basis. The U.S. economy achieved above-trend growth, low unemployment, and moderating inflation at the same time as fiscal policy was proving to be an economic tailwind. The FOMC’s Summary of Economic Projections (SEP) through September reflected this scenario and provided the market with some clarity as to the path of future interest rate policy. However, the economic landscape changed in the fourth quarter as the U.S. engaged in various trade wars, the midterm elections disrupted the legislative composition, and financial conditions tightened. These factors began softening economic data and confidence, leading to increased volatility in risk assets. At the conclusion of the FOMC policy meeting on December 19, 2018, the federal funds target rate was raised to a target range of between 2.25% to 2.50% while the rate of interest on excess reserves (IOER) was increased by only 20 basis points (bps; 100 bps equal 1.00%) to 2.40%. That was the second time the IOER rate was increased 5 bps less than the increase in the target rate in an effort to keep the effective federal funds rate from drifting to the upper level of the target range.

In the accompanying SEP, the FOMC provided insight on its view of the economy, inflation, and the corresponding monetary policy expected over the next few years. And the December projections did not disappoint market observers, with the FOMC marginally decreasing its outlook on growth and inflation and correspondingly lowering the glide path for its target rate to 2.875% and decreasing its median outlook for the number of interest rate hikes in 2019 from three to two. Comparing the September and December target rate projections, the longer-term section points to an expectation of the eventual neutral rate being marginally lower at 2.75% and lowered 2020 and 2021 median interest rate expectations at 3.125%. On the growth front, the 2019 median gross domestic product projection edged down 0.2% to 2.3% while 2020 and 2021 growth projections remained unchanged at 2.0% and 1.8%, respectively. Core inflation in the 2019 to 2021 projections all declined 0.1% to 2.0%. The lower expectations for interest rates in the next three years show the FOMC members are less concerned regarding the potential for inflationary pressures and more focused on balancing a somewhat softer economy. In fact, the statement released at the conclusion of the January 2019 FOMC meeting removed the wording of “some further gradual increases,” citing increasing downside risk from abroad, weaker domestic data, and tighter financial conditions.

As the FOMC’s expectations for rate increases moved lower, the market expectations for federal funds rate increases, as measured by federal funds futures, moved even lower still. Market participants are barely pricing in any rate hike in 2019 and may even be starting to prepare for a possible rate cut toward the end of 2019 and into 2020. The U.S. Federal Reserve will have plenty of opportunities to adjust expectations starting in 2019 as Chair Jerome Powell will conduct a press conference after each FOMC meeting instead of only quarterly. On the heels of the FOMC lowering its economic and inflation projections, risk assets underperformed and U.S. equities are teetering near bear-market territory.

The rise in short rates has brought not only attention but perhaps also nontraditional money market investors (those who typically invest in longer-term debt or equities) into the short end of the market. The Crane Prime Institutional Money Market Index, maintained by Crane Data LLC9, was up over $61 billion during the period, with all prime assets up over $152 billion. Investors reexamining this product may be realizing that the changes implemented from the 2010 money market reform have made a material difference in the construction of prime money market fund portfolios. The added liquidity requirements and maturity restrictions have had a beneficial impact on dampening net asset value (NAV) volatility even as the FOMC continued to raise rates and credit spreads widened. In addition, added transparency of holdings can provide a daily view of the portfolio construction process and allow shareholders to assess portfolio risks.

Strategic outlook

The FOMC has pivoted from a gradually removing accommodation outlook to a data-dependent stance requiring what it terms as “patience.” Going forward, money market investors should continue to look toward the FOMC and other market indicators for future rate guidance. As we get more clarity as to the end of the tightening cycle, money market participants may look to extend weighted average maturities (WAMs) to capture higher yields. Our strategy of emphasizing highly liquid portfolios, relatively short WAMs, and a position in securities that reset frequently allows us to capture elevated London Interbank Offered Rate levels with minimal NAV pricing pressures and afford the flexibility to add longer-dated securities as opportunities arise.

Please see footnotes on page 7.

Fund expenses (unaudited)	Wells Fargo Money Market Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2018 to January 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 8-1-2018	Ending account value 1-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,009.25	$3.04	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Class C

Actual	$1,000.00	$1,005.43	$6.82	1.35%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87	1.35%
Premier Class

Actual	$1,000.00	$1,011.27	$1.01	0.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	$1.02	0.20%
Service Class

Actual	$1,000.00	$1,009.74	$2.53	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$2.55	0.50%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10	Wells Fargo Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Certificates of Deposit: 19.61%

Bank of Montreal (1 Month LIBOR +0.15%) ±	2.66%	3-12-2019	$5,000,000	$5,000,000

Bank of Montreal (1 Month LIBOR +0.22%) ±	2.73	10-4-2019	3,000,000	3,000,000

Bank of Montreal (3 Month LIBOR +0.22%) ±	2.99	12-10-2019	5,000,000	5,000,000

Bank of Nova Scotia (1 Month LIBOR +0.20%) ±	2.71	8-14-2019	3,000,000	3,000,000

Bank of Nova Scotia (3 Month LIBOR +0.10%) ±	2.89	9-16-2019	2,000,000	2,000,000

Canadian Imperial Bank (3 Month LIBOR +0.20%) ±	2.74	5-1-2019	7,000,000	7,001,869

Canadian Imperial Bank (3 Month LIBOR +0.19%) ±	2.94	1-30-2020	5,000,000	4,999,598

China Construction Bank Corporation NY (1 Month LIBOR +0.25%) ±	2.76	7-19-2019	7,000,000	7,000,000

Commonwealth Bank of Australia (3 Month LIBOR +0.25%) ±	3.06	4-3-2019	2,000,000	2,000,000

First Abu Dhabi Bank	2.38	2-1-2019	10,000,000	10,000,000

HSBC Bank USA NA	2.42	2-1-2019	15,000,000	15,000,000

HSBC Bank USA NA (3 Month LIBOR +0.13%) ±	2.73	8-9-2019	2,000,000	2,000,000

HSBC Bank USA NA (3 Month LIBOR +0.18%) ±	2.80	5-10-2019	2,500,000	2,500,000

Mizuho Bank Limited (1 Month LIBOR +0.19%) ±	2.71	4-10-2019	5,000,000	5,000,000

Mizuho Bank Limited (3 Month LIBOR +0.30%) ±	3.04	4-30-2019	2,000,000	2,000,817

MUFG Bank Limited (1 Month LIBOR +0.30%) ±	2.82	5-1-2019	4,000,000	4,000,000

National Bank of Kuwait	2.37	2-1-2019	5,450,000	5,450,000

Nordea Bank AB (1 Month LIBOR +0.17%) ±	2.68	6-13-2019	5,000,000	5,000,000

Norinchukin Bank	2.75	4-8-2019	15,000,000	15,000,000

Oversea Chinese Banking (1 Month LIBOR +0.14%) ±	2.65	3-13-2019	4,000,000	4,000,000

Oversea Chinese Banking (1 Month LIBOR +0.20%) ±	2.71	9-19-2019	2,000,000	2,000,000

Skandinaviska Enskilda Banken AB (3 Month LIBOR +0.27%) ±	3.03	7-26-2019	4,000,000	4,001,535

State Street Bank & Trust (1 Month LIBOR +0.27%) ±	2.78	5-15-2019	3,000,000	3,000,000

Sumitomo Mitsui Banking Corporation (1 Month LIBOR +0.19%) ±	2.69	3-27-2019	4,000,000	4,000,000

Sumitomo Mitsui Banking Corporation (1 Month LIBOR +0.20%) ±	2.70	3-28-2019	3,000,000	3,000,000

Sumitomo Mitsui Trust NY (1 Month LIBOR +0.18%) ±	2.69	2-6-2019	2,000,000	2,000,002

Sumitomo Mitsui Trust NY (1 Month LIBOR +0.30%) ±	2.81	5-21-2019	5,000,000	5,000,000

Sumitomo Mitsui Trust NY (3 Month LIBOR +0.12%) ±	2.92	7-8-2019	5,000,000	5,000,000

Sumitomo Mitsui Trust NY (3 Month LIBOR +0.15%) ±	2.93	4-18-2019	3,000,000	3,000,000

Svenska Handelsbanken (3 Month LIBOR +0.27%) ±	3.03	10-21-2019	5,000,000	5,002,345

Svenska Handelsbanken (3 Month LIBOR +0.15%) ±	2.95	10-2-2019	7,000,000	7,000,000

US Bank NA (1 Month LIBOR +0.26%) ±	2.77	7-23-2019	3,000,000	3,000,000

Total Certificates of Deposit (Cost $154,956,166)				154,956,166

Commercial Paper: 48.22%

Asset-Backed Commercial Paper: 25.02%

Alpine Securitization LLC (1 Month LIBOR +0.18%) ±144A	2.68	4-1-2019	2,000,000	2,000,142

Alpine Securitization LLC (1 Month LIBOR +0.20%) ±144A	2.71	3-6-2019	1,000,000	1,000,109

Alpine Securitization LLC (1 Month LIBOR +0.20%) ±144A	2.72	6-28-2019	5,000,000	5,000,000

Anglesea Funding LLC (1 Month LIBOR +0.20%) ±144A	2.71	3-8-2019	2,000,000	2,000,000

Anglesea Funding LLC (1 Month LIBOR +0.20%) ±144A	2.71	3-15-2019	6,000,000	6,000,000

Anglesea Funding LLC (1 Month LIBOR +0.20%) ±144A%%	2.71	7-31-2019	4,000,000	4,000,000

Anglesea Funding LLC (1 Month LIBOR +0.25%) ±144A	2.75	5-20-2019	8,000,000	8,000,000

Atlantic Asset Securitization Corporation 144A(z)	2.84	3-4-2019	2,238,000	2,232,565

Bennington Stark Capital Company 144A(z)	2.85	4-8-2019	5,000,000	4,974,058

Cedar Spring Capital Corporation 144A(z)	2.52	2-6-2019	6,000,000	5,997,900

Chesham Finance Limited 144A(z)	2.55	2-1-2019	8,000,000	8,000,000

Collateralized Commercial Paper II Company LLC (3 Month LIBOR +0.26%) ±144A	3.06	12-31-2019	3,000,000	3,000,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Commercial Paper (continued)

Collateralized Commercial Paper II Company LLC (3 Month LIBOR +0.27%) ±144A	3.07%	1-8-2020	$5,000,000	$5,000,000

Concord Minutemen Capital Company 144A(z)	2.55	2-8-2019	3,000,000	2,998,513

Concord Minutemen Capital Company 144A(z)	2.66	2-11-2019	4,500,000	4,496,688

Concord Minutemen Capital Company 144A(z)	2.83	4-2-2019	3,000,000	2,985,950

Concord Minutemen Capital Company 144A(z)	2.85	2-27-2019	1,300,000	1,297,343

Concord Minutemen Capital Company 144A(z)	2.87	4-9-2019	6,000,000	5,968,175

Crown Point Capital Company LLC (1 Month LIBOR +0.20%) ±144A	2.72	3-11-2019	5,000,000	5,000,000

Crown Point Capital Company LLC (1 Month LIBOR +0.23%) ±144A	2.74	5-15-2019	8,000,000	8,000,000

Great Bridge Capital Company LLC 144A(z)	2.71	2-21-2019	5,000,000	4,992,500

Great Bridge Capital Company LLC 144A(z)	2.77	2-5-2019	5,000,000	4,998,466

Institutional Secured Funding LLC 144A(z)	2.57	2-1-2019	17,000,000	17,000,000

Kells Funding LLC 144A(z)	2.71	2-6-2019	3,000,000	2,998,875

Komatsu Finance America Incorporated 144A(z)	2.49	2-7-2019	2,000,000	1,999,170

Komatsu Finance America Incorporated 144A(z)	2.50	2-12-2019	10,000,000	9,992,361

Komatsu Finance America Incorporated 144A(z)	2.50	2-19-2019	5,000,000	4,993,750

Legacy Capital Company 144A(z)	2.77	2-21-2019	9,334,000	9,319,688

Lexington Parker Capital Company LLC 144A(z)	2.50	2-6-2019	4,000,000	3,998,611

Liberty Funding LLC 144A(z)	2.72	4-18-2019	7,000,000	6,960,100

LMA Americas LLC 144A(z)	2.86	2-27-2019	2,550,000	2,544,770

LMA Americas LLC 144A(z)	2.87	2-26-2019	2,000,000	1,996,042

LMA Americas LLC 144A(z)	2.87	3-5-2019	1,000,000	997,467

Manhattan Asset Funding Company LLC 144A(z)	2.56	2-15-2019	3,000,000	2,997,025

Mountcliff Funding LLC 144A(z)	2.50	2-1-2019	7,000,000	7,000,000

Mountcliff Funding LLC (1 Month LIBOR +0.25%) ±144A	2.75	8-30-2019	8,000,000	8,000,000

Old Line Funding LLC (1 Month LIBOR +0.19%) ±144A	2.70	5-13-2019	3,000,000	3,000,000

Old Line Funding LLC (1 Month LIBOR +0.22%) ±144A	2.74	8-1-2019	2,000,000	2,000,000

Victory Receivables Corporation 144A(z)	2.55	2-1-2019	3,000,000	3,000,000

White Plains Capital 144A(z)	2.95	4-16-2019	4,974,000	4,944,043

White Plains Capital 144A(z)	3.02	3-5-2019	2,000,000	1,994,667

White Plains Capital 144A(z)	3.02	4-9-2019	4,000,000	3,977,667

				197,656,645

Financial Company Commercial Paper: 16.88%

Banco Santander Chile 144A(z)	2.96	3-5-2019	3,500,000	3,490,822

Bank of Nova Scotia (1 Month LIBOR +0.18%) ±144A	2.70	7-2-2019	4,000,000	4,000,000

Bank of Nova Scotia (1 Month LIBOR +0.19%) ±144A	2.70	5-6-2019	2,000,000	2,000,000

BNZ International Funding Limited (1 Month LIBOR +0.19%) ±144A	2.69	5-20-2019	3,000,000	3,000,000

BNZ International Funding Limited (3 Month LIBOR +0.15%) ±144A	2.90	4-26-2019	3,000,000	3,000,000

CME Group Incorporated 144A(z)	2.50	2-12-2019	10,000,000	9,992,361

CME Group Incorporated 144A(z)	2.52	2-5-2019	7,000,000	6,998,040

Commonwealth Bank of Australia (3 Month LIBOR +0.10%) ±144A	2.68	5-3-2019	4,000,000	4,000,000

Commonwealth Bank of Australia (1 Month LIBOR +0.21%) ±144A	2.72	9-16-2019	2,000,000	2,000,000

Commonwealth Bank of Australia (3 Month LIBOR +0.60%) ±144A	3.40	12-19-2019	4,000,000	4,011,614

DBS Bank Limited (1 Month LIBOR +0.14%) ±144A	2.64	3-21-2019	3,000,000	3,000,000

Federation des Caisses (z)	2.50	2-1-2019	5,000,000	5,000,000

Federation des Caisses (1 Month LIBOR +0.26%) ±144A	2.78	2-11-2019	3,000,000	3,000,000

Federation des Caisses (3 Month LIBOR +0.13%) ±144A	2.81	5-22-2019	1,000,000	1,000,000

Federation des Caisses (1 Month LIBOR +0.30%) ±144A	2.81	6-25-2019	2,000,000	2,000,000

HSBC Bank Incorporated (1 Month LIBOR +0.42%) ±144A	2.93	5-7-2019	2,000,000	2,000,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Financial Company Commercial Paper (continued)

ING Funding LLC (1 Month LIBOR +0.25%) ±	2.77%	2-11-2019	$2,000,000	$2,000,001

JPMorgan Securities (1 Month LIBOR +0.15%) ±	2.65	2-28-2019	3,000,000	3,000,000

Macquarie Bank Limited 144A(z)	2.54	2-25-2019	4,000,000	3,993,253

Macquarie Bank Limited 144A(z)	2.65	2-14-2019	5,000,000	4,995,215

National Australia Bank Limited (1 Month LIBOR +0.20%) ±144A	2.72	8-2-2019	3,000,000	3,000,000

National Australia Bank Limited (1 Month LIBOR +0.27%) ±144A	2.77	5-21-2019	3,000,000	3,000,000

Oversea-Chinese Banking Corporation (3 Month LIBOR +0.14%) ±144A	2.75	5-10-2019	2,000,000	2,000,000

Oversea-Chinese Banking Corporation (1 Month LIBOR +0.25%) ±144A	2.77	5-8-2019	2,000,000	2,000,000

Skandinaviska Enskilda Banken AB 144A(z)	2.72	4-4-2019	10,000,000	9,953,500

Toronto Dominion Bank (3 Month LIBOR +0.14%) ±144A	2.70	5-2-2019	3,000,000	3,000,000

Toronto Dominion Bank (3 Month LIBOR +0.08%) ±	2.71	8-16-2019	3,000,000	3,000,000

Toronto Dominion Bank (1 Month LIBOR +0.37%) ±144A	2.88	11-7-2019	3,000,000	3,000,000

Toronto Dominion Bank (3 Month LIBOR +0.21%) ±144A	2.98	12-6-2019	5,000,000	5,000,000

UBS AG London (3 Month LIBOR +0.08%) ±144A	2.67	2-7-2019	5,000,000	5,000,000

United Overseas Bank Limited 144A(z)	2.61	3-21-2019	9,000,000	8,968,800

Westpac Banking Corporation (3 Month LIBOR +0.07%) ±144A	2.63	8-2-2019	4,000,000	4,000,000

Westpac Banking Corporation (1 Month LIBOR +0.21%) ±144A	2.72	9-19-2019	4,000,000	3,999,838

Westpac Banking Corporation (3 Month LIBOR +0.10%) ±144A	2.81	5-31-2019	5,000,000	5,000,000

				133,403,444

Other Commercial Paper: 6.32%

CNPC Finance Limited 144A(z)	2.80	2-6-2019	7,000,000	6,997,278

Koch Industries Incorporated (z)	2.48	2-22-2019	5,000,000	4,992,767

Koch Industries Incorporated (z)	2.49	2-5-2019	3,000,000	2,999,170

Koch Industries Incorporated (z)	2.50	2-4-2019	7,000,000	6,998,540

Koch Industries Incorporated (z)	2.50	2-12-2019	3,000,000	2,997,708

Salt River Project Agricultural Improvement and Power District (z)	2.59	2-19-2019	10,000,000	9,987,100

Toyota Credit Canada Incorporated (1 Month LIBOR +0.19%) ±	2.70	7-5-2019	3,000,000	3,000,000

Toyota Finance Australia Limited (3 Month LIBOR +0.08%) ±	2.73	2-15-2019	3,000,000	3,000,000

Toyota Finance Australia Limited (3 Month LIBOR +0.09%) ±	2.91	3-22-2019	2,000,000	2,000,000

Toyota Motor Finance (3 Month LIBOR +0.10%) ±	2.68	4-30-2019	3,000,000	3,000,000

Toyota Motor Finance (3 Month LIBOR +0.13%) ±	2.87	6-4-2019	4,000,000	4,000,000

				49,972,563

Total Commercial Paper (Cost $381,032,652)				381,032,652

Municipal Obligations: 16.67%

California: 2.28%

Other Municipal Debt: 2.28%

California Imperial Irrigation District Series B (Utilities Revenue)	2.60	2-20-2019	5,000,000	5,000,000

California Series B-5 (Miscellaneous Revenue)	2.55	2-6-2019	5,000,000	5,000,000

Orange County CA Water District Series B (Water Utilities)	2.58	2-14-2019	8,000,000	8,000,000

				18,000,000

Colorado: 2.64%

Variable Rate Demand Notes ø: 2.64%

Colorado HFA MFHR Class II Series B (Housing Revenue, FHLB SPA)	2.55	5-1-2052	3,895,000	3,895,000

Colorado Southern Ute Indian Tribe Reservation Series 2007 (Miscellaneous Revenue)	2.55	1-1-2027	5,450,000	5,450,000

Colorado Tender Option Bond Trust Receipts/Certificates Series 2017-TPG007 (Health Revenue, Bank of America NA LIQ) 144A	3.01	10-29-2027	11,500,000	11,500,000

				20,845,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Georgia: 4.00%

Other Municipal Debt: 0.25%

Municipal Electric Authority of Georgia (Utilities Revenue)	2.57%	2-19-2019	$2,000,000	$2,000,000

Variable Rate Demand Notes ø: 3.75%

Columbus GA Housing Development Authority Puttable Floating Option Taxable Notes Series TN-024 (Housing Revenue, ACA Insured, Bank of America NA LIQ) 144A	2.72	10-1-2039	4,595,000	4,595,000

Georgia Tender Option Bond Trust Receipts/Certificates Series 2018-TPG010 (Miscellaneous Revenue, Bank of America NA LIQ) 144A	2.79	7-1-2020	20,040,000	20,040,000

Macon-Bibb County GA Industrial Authority Development Kumho Tire Georgia Incorporated Series A (Industrial Development Revenue, Korea Development Bank LOC)	2.66	12-1-2022	5,000,000	5,000,000

				29,635,000

Kentucky: 0.51%

Variable Rate Demand Note ø: 0.51%

Kentucky Housing Corporation Series O (Housing Revenue, Kentucky Housing Corporation SPA)	2.51	1-1-2036	4,000,000	4,000,000

New Hampshire: 0.63%

Variable Rate Demand Note ø: 0.63%

New Hampshire National Business Finance Authority CJ Foods Manufacturing Beaumont Corporation Series A (Industrial Development Revenue, Kookmin Bank LOC) 144A	2.66	10-1-2028	5,000,000	5,000,000

New Jersey: 0.88%

Variable Rate Demand Note ø: 0.88%

Jets Stadium Development Series A-4B (Miscellaneous Revenue, Sumitomo Mitsui Banking Corporation LOC) 144A##	2.50	4-1-2047	6,970,000	6,970,000

New York: 2.41%

Other Municipal Debt: 0.64%

Long Island Power Authority Series 2015 (Miscellaneous Revenue)	2.65	3-12-2019	5,000,000	5,000,000

Variable Rate Demand Notes ø: 1.77%

New York HFA Manhattan West Residential Housing Project Series B-2 (Housing Revenue, Bank of China LOC)	2.60	11-1-2049	10,000,000	10,000,000

RBC Municipal Products Incorporated Trust Series E-51 Invesco Van Kampen Trust (Miscellaneous Revenue, Royal Bank of Canada LOC) 144A	2.81	12-1-2019	4,000,000	4,000,000

				14,000,000

Oregon: 1.14%

Other Municipal Debt: 0.25%

Port of Portland Oregon International Airport Revenue Series C (Transportation Revenue)	2.83	4-3-2019	2,000,000	2,000,000

Variable Rate Demand Note ø: 0.89%

Oregon Tender Option Bond Trust Receipts/Certificates Series ZF2515 (Miscellaneous Revenue, Bank of America NA LIQ) 144A	2.61	5-1-2035	7,000,000	7,000,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Other: 1.04%

Variable Rate Demand Notes ø: 1.04%

SSAB AB Series A (Miscellaneous Revenue, DNB Banking ASA LOC)	2.49%	6-1-2035	$1,000,000	$1,000,000

Steadfast Crestvilla LLC Series A (Health Revenue, American AgCredit LOC)	2.50	2-1-2056	4,240,000	4,240,000

Steadfast Crestvilla LLC Series B (Health Revenue, U.S. Bank NA LOC)	2.50	2-1-2056	3,000,000	3,000,000

				8,240,000

Pennsylvania: 1.14%

Other Municipal Debt: 0.89%

University of Pittsburgh (Education Revenue)	2.72	2-1-2019	7,000,000	7,000,000

Variable Rate Demand Note ø: 0.25%

RBC Municipal Products Incorporated Trust Series E-52 Invesco Van Kampen Trust (Miscellaneous Revenue, Royal Bank of Canada LOC) 144A	2.81	12-1-2019	2,000,000	2,000,000

Total Municipal Obligations (Cost $131,690,000)				131,690,000

Other Instruments: 0.88%

Invesco Dynamic Credit Opportunities Fund Series W-7 §	2.56	6-1-2028	5,000,000	5,000,000

Sumitomo Mitsui Trust Banking Limited 144A	2.05	3-6-2019	2,000,000	1,998,834

Total Other Instruments (Cost $6,998,834)				6,998,834

Other Notes: 0.51%

Corporate Bonds and Notes: 0.51%

Cellmark Incorporated Secured øø§	2.49	6-1-2038	4,000,000	4,000,000

Total Other Notes (Cost $4,000,000)				4,000,000

Repurchase Agreements ^^: 14.18%

Bank of America Corporation, dated 1-31-2019, maturity value $35,002,499 (1)	2.57	2-1-2019	35,000,000	35,000,000

Bank of Nova Scotia, dated 1-31-2019, maturity value $35,002,499 (2)	2.57	2-1-2019	35,000,000	35,000,000

BNP Paribas, dated 1-31-2019, maturity value $8,000,578 (3)	2.60	2-1-2019	8,000,000	8,000,000

GX Clarke & Company, dated 1-31-2019, maturity value $34,002,456 (4)	2.60	2-1-2019	34,000,000	34,000,000

Total Repurchase Agreements (Cost $112,000,000)				112,000,000

Total investments in securities (Cost $790,677,652)	100.07%	790,677,652

Other assets and liabilities, net	(0.07)	(562,751)

Total net assets	100.00%	$790,114,901

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.
(z)	Zero coupon security. The rate represents the current yield to maturity.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

##	All or a portion of this security is segregated for when-issued securities.

§	The security is subject to a demand feature which reduces the effective maturity.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo Money Market Fund	15

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.

^^	Collateralized by:

(1)	U.S. government securities, 3.00% to 3.50%, 8-20-2042 to 10-20-2046, fair value including accrued interest is $36,050,000.

(2)	U.S. government securities, 2.00% to 7.00%, 12-1-2023 to 1-20-2049, fair value including accrued interest is $36,048,726.

(3)	U.S. government securities, 1.13% to 7.00%, 2-28-2019 to 12-1-2048, fair value including accrued interest is $8,232,524.

(4)	U.S. government securities, 1.38% to 10.00%, 2-15-2019 to 2-1-2057, fair value including accrued interest is $34,984,992.

Abbreviations:

ACA	ACA Financial Guaranty Corporation

FHLB	Federal Home Loan Bank

HFA	Housing Finance Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

MFHR	Multifamily housing revenue

SPA	Standby purchase agreement

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Money Market Fund	Statement of assets and liabilities—January 31, 2019

Assets
Investments in unaffiliated securities, at amortized cost	$678,677,652
Investments in repurchase agreements, at amortized cost	112,000,000
Cash	12,308
Receivable for Fund shares sold	3,610,101
Receivable for interest	1,164,226
Prepaid expenses and other assets	59,336

Total assets	795,523,623

Liabilities
Payable for investments purchased	4,000,000
Payable for Fund shares redeemed	1,021,831
Administration fees payable	108,637
Management fee payable	53,929
Dividends payable	40,508
Distribution fee payable	6,555
Trustees’ fees and expenses payable	2,076
Accrued expenses and other liabilities	175,186

Total liabilities	5,408,722

Total net assets	$790,114,901

NET ASSETS CONSIST OF
Paid-in capital	$790,449,841
Total distributable loss	(334,940)

Total net assets	$790,114,901

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class A	$474,039,960
Shares outstanding – Class A1	473,834,763
Net asset value per share – Class A	$1.00
Net assets – Class C	$8,228,757
Shares outstanding – Class C1	8,224,999
Net asset value per share – Class C	$1.00
Net assets – Premier Class	$295,962,073
Shares outstanding – Premier Class[1]	295,836,904
Net asset value per share – Premier Class	$1.00
Net assets – Service Class	$11,884,111
Shares outstanding – Service Class[1]	11,878,963
Net asset value per share – Service Class	$1.00

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended January 31, 2019	Wells Fargo Money Market Fund	17

Investment income
Interest	$13,092,960

Expenses
Management fee	1,403,356
Administration fees
Class A	1,028,372
Class C	16,194
Premier Class	75,603
Service Class	14,413
Shareholder servicing fees
Class A	1,168,604
Class C	18,402
Service Class	30,026
Distribution fee
Class C	55,206
Custody and accounting fees	26,200
Professional fees	50,877
Registration fees	147,231
Shareholder report expenses	548
Trustees’ fees and expenses	23,744
Other fees and expenses	15,071

Total expenses	4,073,847
Less: Fee waivers and/or expense reimbursements	(842,755)

Net expenses	3,231,092

Net investment income	9,861,868

Net realized gains on investments	10,335

Net increase in net assets resulting from operations	$9,872,203

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Money Market Fund	Statement of changes in net assets

	Year ended January 31, 2019		Year ended January 31, 2018¹

Operations
Net investment income		$9,861,868		$3,274,201
Net realized gains on investments		10,335		33,646

Net increase in net assets resulting from operations		9,872,203		3,307,847

Distributions to shareholders from net investment income and net realized gains
Class A		(7,460,070)		(3,150,526)
Class B		N/A		(4)[2]
Class C		(63,691)		(3,401)
Premier Class		(2,133,009)		(1,098)
Service Class		(205,098)		(119,172)

Total distributions to shareholders		(9,861,868)		(3,274,201)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	189,447,415	189,447,415	106,393,075	106,393,075
Class C	10,651,512	10,651,512	3,338,043	3,338,043
Premier Class	422,176,563	422,176,563	6,501	6,501
Service Class	2,334,760	2,334,760	4,295,757	4,295,757

		624,610,250		114,033,376

Reinvestment of distributions
Class A	7,366,361	7,366,361	3,062,652	3,062,652
Class B	N/A	N/A	4 [2]	4 [2]
Class C	62,701	62,701	3,322	3,322
Premier Class	2,040,299	2,040,299	564	564
Service Class	198,869	198,869	110,385	110,385

		9,668,230		3,176,927

Payment for shares redeemed
Class A	(185,079,647)	(185,079,647)	(187,066,557)	(187,066,557)
Class B	N/A	N/A	(195,599)[2]	(195,599)[2]
Class C	(10,246,505)	(10,246,505)	(8,870,153)	(8,870,153)
Premier Class	(128,480,875)	(128,480,875)	(6,507)	(6,507)
Service Class	(2,556,663)	(2,556,663)	(14,094,565)	(14,094,565)

		(326,363,690)		(210,233,381)

Net increase (decrease) in net assets resulting from capital share transactions		307,914,790		(93,023,078)

Total increase (decrease) in net assets		307,925,125		(92,989,432)

Net assets
Beginning of period		482,189,776		575,179,208

End of period		$790,114,901		$482,189,776

¹

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at January 31, 2018 was $355,511. The disaggregated distributions information for the year ended January 31, 2018 is included in Note 5, Distributions to Shareholders, in the notes to the financial statements.

²	For the period from February 1, 2017 to July 5, 2017. Effective at the close of business on July 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Money Market Fund	19

(For a share outstanding throughout each period)

	Year ended January 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.61%	0.64%	0.05%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.85%	0.83%	0.82%	0.83%
Net expenses	0.62%	0.65%	0.55%	0.29%	0.19%
Net investment income	1.60%	0.63%	0.03%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$474,040	$462,416	$539,989	$1,205,785	$876,562

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.01	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[2]	0.84%	0.04%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.60%	1.58%	1.57%	1.58%
Net expenses	1.37%	1.23%	0.60%	0.29%	0.19%
Net investment income	0.87%	0.03%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$8,229	$7,763	$13,293	$16,617	$13,628

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Money Market Fund	21

(For a share outstanding throughout each period)

	Year ended January 31
PREMIER CLASS	2019	2018	2017¹
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income	0.02	0.01	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.02	0.01	0.00 [2]
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00
Total return[3]	2.03%	1.09%	0.36%
Ratios to average net assets (annualized)
Gross expenses	0.33%	0.45%	0.45%
Net expenses	0.20%	0.20%	0.20%
Net investment income	2.26%	1.08%	0.43%
Supplemental data
Net assets, end of period (000s omitted)	$295,962	$101	$100

[1]	For the period from March 31, 2016 (commencement of class operations) to January 31, 2017

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.72%	0.79%	0.11%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.66%	0.74%	0.72%	0.72%	0.73%
Net expenses	0.50%	0.50%	0.50%	0.28%	0.19%
Net investment income	1.71%	0.74%	0.05%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$11,884	$11,910	$21,602	$274,245	$281,157

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Money Market Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Money Market Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on July 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through July 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

24	Wells Fargo Money Market Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of January 31, 2019, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to expiration of capital loss carryforwards. At January 31, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable loss

$(385,874)	$385,874

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Money Market Fund	25

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Certificates of deposit	$0	$154,956,166	$0	$154,956,166

Commercial paper	0	381,032,652	0	381,032,652

Municipal obligations	0	131,690,000	0	131,690,000

Other instruments	0	6,998,834	0	6,998,834

Other notes	0	4,000,000	0	4,000,000

Repurchase agreements	0	112,000,000	0	112,000,000

Total assets	$0	$790,677,652	$0	$790,677,652

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At January 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.20% and declining to 0.18% as the average daily net assets of the Fund increase. Prior to June 1, 2018, Funds Management received a fee at an annual rate which started at 0.35% and declined to 0.23% as the average daily net assets of the Fund increased. For the year ended January 31, 2019, the management fee was equivalent to an annual rate of 0.24% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase. Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A, an affiliate of Funds Management and wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.0025% and declining to 0.0005% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.22%

Premier Class	0.08

Service Class	0.12

26	Wells Fargo Money Market Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through May 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.60% for Class A shares, 1.35% for Class C shares, 0.20% for Premier Class shares, and 0.50% for Service Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to June 1, 2018, the Fund’s expenses were capped at 0.65% for Class A shares and 1.40% for Class C shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class C shares for the year ended January 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Service Class, of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $9,861,868 and $3,274,201 of ordinary income for the years ended January 31, 2019 and January 31, 2018, respectively.

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended January 31, 2018 were as follows:

Net investment income

Class A	$3,150,526

Class B	4¹

Class C	3,401

Administrator Class	1,098

Institutional Class	119,172

[1]	For the period from February 1, 2017 to July 5, 2017.

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo Money Market Fund	27

7. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

28	Wells Fargo Money Market Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

March 27, 2019

Other information (unaudited)	Wells Fargo Money Market Fund	29

TAX INFORMATION

For the fiscal year ended January 31, 2019, $6,362,731 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargofunds.com) on a 1-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Money Market Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo Money Market Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32	Wells Fargo Money Market Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

320760 03-19 A306/AR306 01-19

Annual Report

January 31, 2019

Retail Money Market Funds

∎	Wells Fargo National Tax-Free Money Market Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo National Tax-Free Money Market Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo National Tax-Free Money Market Fund for the 12-month period that ended January 31, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility throughout the year.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 fell 2.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 12.58%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 14.24%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 2.25% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.26%. The Bloomberg Barclays Municipal Bond Index6 added 3.26%, and the ICE BofAML U.S. High Yield Index7 gained 1.57%.

A move to normalize U.S. monetary policy influenced markets.

Through January 2018, the S&P 500 Index and MSCI ACWI ex USA Index (Net) delivered positive returns every month for more than a year. In February 2018, that streak ended. The S&P 500 Index fell 3.69% during February and the MSCI ACWI ex USA Index (Net) dropped 4.72%. For the quarter, the S&P 500 Index recorded its first negative quarterly return since 2014. The MSCI ACWI ex USA Index (Net) fell 1.18% for the quarter.

During the year, the U.S. Federal Reserve (Fed) sought to normalize accommodative monetary policies in place since the 2008 global financial crisis and recession. Short-term interest rates, as measured by U.S. Treasury bills—maturities ranging from 3 to 12 months—increased an average of 89 basis points (bps; 100 bps equal 1.00%). Rates for 10-year and 30-year Treasuries increased 17 bps and 18 bps, respectively. Slower growth of long-term rates raised concerns for a flattening yield curve, sometimes associated with recessions. The Fed raised the federal funds rate by 25 bps in March 2018 to a target range of between 1.50% and 1.75%. The Bank of England (BOE) indicated a bias to increase rates later in 2018. The European Central Bank, the Bank of Japan, and the People’s Bank of China (PBOC) maintained low interest rates.

Global trade tensions heightened investor concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The Fed raised the federal funds rate by 25 bps to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61% while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo National Tax-Free Money Market Fund	3

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter gross domestic product (GDP) annualized growth of 4.2%. Hiring improved. Employment data remained strong. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations were even better, as measured by the Russell 2000® Index,8 adding 7.75%.

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as reassured. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The BOE raised its monetary policy rate to 0.75% in August. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

For the S&P 500 Index and the MSCI ACWI ex USA Index (Net), negative stock market performance during October and December bracketed positive November returns. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year.

November’s U.S. mid-term elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. The Bureau of Economic Analysis reported that third-quarter U.S. GDP grew at an annualized 3.4% rate, solid, but lower than the second quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The PBOC cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

After the Fed increased the federal funds rate by 25 bps to a target range of between 2.25% and 2.50% in December—the ninth such increase since the Fed began three years ago to raise rates from near zero—it softened its outlook for further interest rate increases in 2019.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX10.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of savings and spending. You cannot invest directly in an index.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo National Tax-Free Money Market Fund	Letter to shareholders (unaudited)

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo National Tax-Free Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

James Randazzo Jeffrey L. Weaver, CFA®‡

Average annual total returns (%) as of January 31, 2019

					Expense ratios[1] (%)
	Inception Date	1 year	5 year	10 year	Gross	Net[2]

Class A (NWMXX)	7-28-2003	0.89	0.28	0.15	0.68	0.60

Administrator Class (WNTXX)	4-8-2005	1.21	0.45	0.26	0.41	0.30

Premier Class (WFNXX)	11-8-1999	1.31	0.51	0.31	0.29	0.20

Service Class (MMIXX)	8-3-1993	1.06	0.37	0.20	0.58	0.45

Yield summary (%) as of January 31, 20192

	Class A	Administrator Class	Premier Class	Service Class

7-day current yield	0.83	1.13	1.23	0.98

7-day compound yield	0.83	1.13	1.23	0.98

30-day simple yield	0.90	1.20	1.30	1.05

30-day compound yield	0.91	1.21	1.31	1.06

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Each class is sold without a front-end sales charge or a contingent deferred sales charge.

For retail money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo National Tax-Free Money Market Fund	7

Revenue source distribution as of January 31, 2019[3]

Effective maturity distribution as of January 31, 2019[3]

Weighted average maturity as of January 31, 2019[4]

6 days

Weighted average life as of January 31, 2019[5]

6 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through May 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 0.76%, 1.03%, 1.15%, and 0.86% for Class A, Administrator Class, Premier Class, and Service Class, respectively. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[4]

Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[5]

Weighted average life (WAL): An average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. The calculation of WAL allows for the maturities of certain securities with demand features to be shortened but, unlike the calculation of WAM, does not allow shortening of the maturities of certain securities with periodic interest-rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

[6]

The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index (SIFMA Index) is a seven-day high-grade market index composed of tax-exempt variable-rate demand obligations with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA’s Municipal Swap Index Committee. You cannot invest directly in an index.

8	Wells Fargo National Tax-Free Money Market Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

During the period, the municipal money markets continued to strengthen as rising interest rates and increasing asset levels gave both investors and market participants something to cheer about. With regulatory reform a distant memory, market participants refocused on traditional macroeconomic factors, market technicals, and the Federal Open Market Committee (FOMC). The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index (SIFMA Index)6, which measures seven-day variable-rate demand note (VRDN) yields, experienced several bouts of volatility throughout the period as seasonal technicals exacerbated supply and demand dynamics. Fixed-rate paper, on the other hand, experienced less dramatic swings and generally tracked taxable rates as the FOMC progressed with four rate hikes throughout the year.

The SIFMA Index began the period at 1.08% (73% of the one-week London Interbank Offered Rate [LIBOR]) as the advent of seasonal reinvestment cash in early January forced municipal money market yields to quickly normalize following a spike in tax-exempt rates in December. The SIFMA Index had closed out 2017 at a multiyear high of 1.71% (115% of the one-week LIBOR). Yields on high-grade one-year notes began the period at 1.40%, down from 1.46% at the prior year-end.

The next big move in the municipal money market space occurred during the March through April tax-payment period. Yields rose across the curve as seasonal fund outflows exerted downward pressure on demand. With municipal money market funds losing roughly $4 billion in assets, the SIFMA Index spiked to 1.81% on April 18, 2018, up from 1.58% at the end of March, pushing the SIFMA Index/one-week LIBOR ratio down to 104%.

Municipal money market assets usually languish until June and July, when coupons and maturities generate a new wave of reinvestment cash. However, fund assets staged an unexpected turnaround during the month of May as investors sought to take advantage of the sudden cheapness of the SIFMA Index, with municipal money market funds attracting almost $7 billion in assets during the month. This unexpected surge in demand forced the SIFMA Index lower for six straight weeks before closing out the month at 1.06%, or 61% of the one-week LIBOR.

June saw equally abnormal asset flows; this time, municipal money market funds experienced redemptions in the neighborhood of $2.8 billion. This surprising reversal in trend caused demand for overnight and weekly VRDNs and tender option bonds (TOBs) to evaporate, forcing dealers to rapidly ratchet rates higher in order to entice nontraditional buyers. The FOMC rate hike on June 13, 2018, provided additional impetus for the tax-exempt market to play catch-up with taxable equivalents. The SIFMA Index rose from 1.05% (59% of the one-week LIBOR) on June 6 to 1.51% (76% of the one-week LIBOR) on June 27.

The dog days of summer brought some semblance of normalcy to the municipal money market space as the SIFMA Index settled into a narrower range while tracking taxable rates higher leading up to the next anticipated FOMC tightening in September 2018. The SIFMA Index rose slightly to 1.61% by the end of October, up from 1.56% at the end of September. Further out on the curve, yields on high-grade commercial paper and notes continued to rise as the market continued to cope with large secondary market balances. One-year high-grade notes finished out the month at approximately 2.07%, up from 1.94% the previous month.

Heading into the final two months of 2018, the municipal money markets continued to benefit as heightened equity and bond market volatility forced many investors to seek out safe havens in the short end. The municipal yield curve began to flatten as the SIFMA Index eventually drifted higher before closing out the year at 1.71%. Meanwhile, yields on top-rated one-year paper fell to roughly 1.90% as expectations for FOMC rate hikes were discounted. Ultimately, municipal money market funds would bring in roughly $6.5 billion in assets during the month of December, capping off a strong year in which assets increased by approximately $14 billion, or 10% for the year, according to Crane Data LLC.

In January 2019, seasonal technicals in the form of heavy maturities and coupons would drive demand for tax-exempt paper along the curve. The SIFMA Index fell sharply to a multi-month low of 1.43% (59% of the one-week LIBOR) by the end of the period as demand for VRDNs and TOBs outpaced supply. Holiday-shortened weeks also contributed to a lackluster primary market calendar, further suppressing rates. Further out on the curve, yields on high-grade one-year paper fell to 1.74%, down from 1.90% the previous month.

Strategic outlook

Throughout the period, we continued to emphasize portfolio liquidity by targeting our purchases primarily in daily and weekly VRDNs and TOBs. This strategy allowed us to achieve our objectives for 100% weekly liquidity and principal preservation. Additionally, our strategy allowed us to quickly capture the benefits of rising interest rate levels due to FOMC rate hikes and periods of elevated SIFMA Index rates. Given the relative flatness of the municipal yield curve and uncertainty surrounding FOMC interest rate policy, we continue to feel that a conservative posture with respect to liquidity and duration targets is warranted in the near future.

Please see footnotes on page 7.

Fund expenses (unaudited)	Wells Fargo National Tax-Free Money Market Fund	9

As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2018 to January 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2018	Ending account value 1-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,005.20	$3.03	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Administrator Class

Actual	$1,000.00	$1,006.72	$1.52	0.30%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.53	0.30%
Premier Class

Actual	$1,000.00	$1,007.22	$1.01	0.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	$1.02	0.20%
Service Class

Actual	$1,000.00	$1,005.96	$2.28	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29	0.45%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10	Wells Fargo National Tax-Free Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 98.74%

Alabama: 0.56%

Variable Rate Demand Note ø: 0.56%

Alabama Federal Aid Highway Finance Authority Series 2016-A Tender Option Bond Trust Receipts/Certificates Series 2016-XF2373 (Tax Revenue, Citibank NA LIQ) 144A	1.46%	9-1-2024	$5,000,000	$5,000,000

Alaska: 0.28%

Variable Rate Demand Note ø: 0.28%

Alaska Housing Finance Corporation Series B (Housing Revenue, FHLB SPA)	1.40	12-1-2041	2,500,000	2,500,000

Arizona: 1.49%

Variable Rate Demand Notes ø: 1.49%

Arizona Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2537 (Utilities Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	1.47	12-1-2037	3,215,000	3,215,000

Mesa AZ Utility System Clipper Tax-Exempt Certificate Trust Series 2009-33 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	1.46	7-1-2024	10,055,000	10,055,000

				13,270,000

California: 10.44%

Variable Rate Demand Notes ø: 10.44%

Bay Area CA Toll Authority Toll Bridge Series C1 (Transportation Revenue, Sumitomo Mitsui Banking LOC)	1.10	4-1-2045	900,000	900,000

California HFFA Dignity Health Series A (Health Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	1.55	3-1-2042	11,730,000	11,730,000

California Infrastructure & Economic Development Bank Saddleback Valley Christian Schools Project Series A (Miscellaneous Revenue, East West Bank LOC) 144A	1.46	12-1-2040	14,250,000	14,250,000

California Municipal Finance Authority High Desert Foundation Project Series 2012A (Education Revenue, Union Bank NA LOC)	1.48	4-1-2042	1,180,000	1,180,000

California State University Series A Tender Option Bond Trust Receipts/Certificates Series 2017-XF2441 (Education Revenue, Citibank NA LIQ) 144A	1.39	5-1-2024	7,670,000	7,670,000

California Statewide Community Development Authority Uptown Newport Apartments Series 2017 AA & BB (Housing Revenue, East West Bank LOC)	1.40	3-1-2057	6,975,000	6,975,000

California Tender Option Bond Trust Receipts/Certificates Series 2017-XF0580 (GO Revenue, TD Bank NA LIQ) 144A	1.43	11-1-2033	3,375,000	3,375,000

California Tender Option Bond Trust Receipts/Certificates Series 2018-XF0669 (GO Revenue, Royal Bank of Canada LIQ) 144A	1.44	2-1-2026	2,500,000	2,500,000

California Tender Option Bond Trust Receipts/Certificates Series 2018-XF2630 (Health Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	1.43	8-1-2045	2,900,000	2,900,000

California Tender Option Bond Trust Receipts/Certificates Series 2018-XG0188 (GO Revenue, Royal Bank of Canada LIQ) 144A	1.44	2-1-2026	1,600,000	1,600,000

California Tender Option Bond Trust Receipts/Floater Certificates Series 2017-BAML01 (Transportation Revenue, Bank of America NA LIQ) 144A	1.42	4-1-2047	23,445,000	23,445,000

California Tender Option Bond Trust Receipts/Floater Certificates Series 2018-ZP0159 (GO Revenue, JPMorgan Chase & Company LIQ) 144A	1.58	8-1-2022	4,500,000	4,500,000

Grossmont CA Union High School District Floater Series 2015 (GO Revenue, Citibank NA LIQ) 144A	1.53	8-1-2019	7,525,000	7,525,000

San Francisco City & County CA Public Utilities Commission Series 3153X (Water & Sewer Revenue, Morgan Stanley Bank LIQ) 144A	1.46	11-1-2039	2,190,000	2,190,000

San Joaquin CA Delta Community College Tender Option Bond Trust Receipts/Certificates Series ZF0180 (GO Revenue, JPMorgan Chase & Company LIQ) 144A	1.53	8-1-2022	2,415,000	2,415,000

				93,155,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo National Tax-Free Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Colorado: 2.62%

Variable Rate Demand Notes ø: 2.62%

Colorado HFA Catholic Health Initiatives Series 2008-D2 (Health Revenue, Morgan Stanley Bank LIQ) 144A	1.65%	10-1-2037	$9,000,000	$9,000,000

Colorado HFA Single Family Mortgage Bonds Class ll Series 2018B-2 (Housing Revenue, GNMA Insured, FHLB SPA)	1.45	11-1-2041	5,000,000	5,000,000

Colorado RBC Municipal Products Incorporated Trust Series 2018-E123 (Education Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	1.46	4-1-2020	7,500,000	7,500,000

Colorado Tender Option Bond Trust Receipts/Certificates Series 2018-XF0668 (Health Revenue, Royal Bank of Canada LIQ) 144A	1.46	5-15-2026	1,875,000	1,875,000

				23,375,000

Connecticut: 1.37%

Variable Rate Demand Notes ø: 1.37%

Connecticut HEFAR Yale New Haven Health Series D (Health Revenue, Bank of America NA LOC)	1.40	7-1-2048	4,640,000	4,640,000

Connecticut Residual Interest Bond Floater Trust Series 2017-016 (Miscellaneous Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	1.47	6-1-2037	3,000,000	3,000,000

Connecticut Tender Option Bond Trust Receipts/Floater Certificates Series 2017-YX1077 (Tax Revenue, Barclays Bank plc LIQ) 144A	1.49	1-1-2036	4,550,000	4,550,000

				12,190,000

District of Columbia: 1.37%

Variable Rate Demand Notes ø: 1.37%

District of Columbia Community Connection Real Estate Foundation Issue Series 2007-A (Miscellaneous Revenue, Manufacturers & Traders LOC)	1.34	7-1-2032	3,395,000	3,395,000

District of Columbia Tender Option Bond Trust Receipts/Certificates Series 2018-XF0621 (Water & Sewer Revenue, Royal Bank of Canada LIQ) 144A	1.46	4-1-2026	4,000,000	4,000,000

District of Columbia Tender Option Bond Trust Receipts/Certificates Series 2019-ZF2784 (Housing Revenue, FHA Insured, Morgan Stanley Bank LIQ) 144A%%	1.00	9-1-2039	2,800,000	2,800,000

District of Columbia Tender Option Bond Trust Receipts/Certificates Series 2019-ZF2785 (Housing Revenue, FHA Insured, Morgan Stanley Bank LIQ) 144A%%	1.00	9-1-2039	2,070,000	2,070,000

				12,265,000

Florida: 6.98%

Variable Rate Demand Notes ø: 6.98%

Florida Tender Option Bond Trust Receipts/Certificates Series 2017-ZM0571 (Health Revenue, Morgan Stanley Bank LIQ) 144A	1.53	8-15-2047	4,730,000	4,730,000

Florida Tender Option Bond Trust Receipts/Certificates Series 2018-XF2523 (Health Revenue, Barclays Bank plc LIQ) 144A	1.55	8-15-2047	10,000,000	10,000,000

Florida Tender Option Bond Trust Receipts/Certificates Series 2018-XF2530 (Health Revenue, Citibank NA LIQ) 144A	1.53	8-15-2025	3,000,000	3,000,000

Florida Tender Option Bond Trust Receipts/Certificates Series 2018-XG0173 (Health Revenue, Citibank NA LIQ) 144A	1.53	10-1-2025	7,000,000	7,000,000

Florida Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XF2517 (Health Revenue, Morgan Stanley Bank LIQ) 144A	1.53	8-15-2047	1,500,000	1,500,000

Highlands County FL Health Facilities Authority Adventist Health System Series A (Health Revenue)	1.40	11-15-2037	5,090,000	5,090,000

Highlands County FL Health Facilities Authority Adventist Health System Sunbelt Obligated Group Series 2012 I-2 (Health Revenue, Adventist Health System)	1.40	11-15-2032	600,000	600,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo National Tax-Free Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)

Highlands County FL HFA Adventist Health System Series I5 (Health Revenue)	1.40%	11-15-2035	$12,150,000	$12,150,000

Miami-Dade County FL Seaport Series A (Airport Revenue, Bank of Tokyo-Mitsubishi LOC)	1.45	10-1-2050	430,000	430,000

Orange County FL School Board Certificate of Participation Series 2009A (Miscellaneous Revenue, AGC Insured, Morgan Stanley Bank LIQ) 144A	1.56	8-1-2034	3,300,000	3,300,000

Orlando & Orange County FL Expressway Authority Series 2007 (Transportation Revenue, BHAC/AGM Insured, Citibank NA LIQ)	1.46	7-1-2042	6,000,000	6,000,000

Pinellas County FL IDA Neighborly Care Network Project Series 2008 (Miscellaneous Revenue, Branch Banking & Trust LOC)	1.42	8-1-2028	3,245,000	3,245,000

Seminole County FL Tender Option Bond Trust Receipts/Floater Certificates Series ZF0444 (Tax Revenue, National Insured, JPMorgan Chase & Company LIQ) 144A	1.58	4-1-2027	5,250,000	5,250,000

				62,295,000

Georgia: 0.42%

Variable Rate Demand Note ø: 0.42%

Georgia Tender Option Bond Trust Receipts/Certificates Series 2017-ZF0589 (Education Revenue, Bank of America NA LIQ) 144A	1.47	6-1-2049	3,750,000	3,750,000

Illinois: 7.54%

Variable Rate Demand Notes ø: 7.54%

Aurora IL Economic Development Aurora University Series 2004 (Education Revenue, BMO Harris Bank NA LOC)	1.42	3-1-2035	7,000,000	7,000,000

Brookfield IL Brookfield Zoo Project (Miscellaneous Revenue, Northern Trust Company LOC)	1.43	6-1-2038	3,000,000	3,000,000

Chicago IL Education Marine Project Series 1984 (Industrial Development Revenue, FHLB LOC)	1.54	7-1-2023	4,200,000	4,200,000

Illinois Educational Facilities Authority Aurora University (Education Revenue, Harris NA LOC)	1.42	3-1-2032	3,800,000	3,800,000

Illinois Finance Authority Little Company of Mary Hospital and Health Care Centers Series 2008A (Health Revenue, Barclays Bank plc LOC)	1.46	8-15-2035	400,000	400,000

Illinois Finance Authority OFS Healthcare System Obligated Group Series C (Health Revenue, PNC Bank NA LOC)	1.65	11-15-2037	10,000,000	10,000,000

Illinois Health Facilities Authority Evanston Hospital Corporation Series 1995 (Health Revenue, JPMorgan Chase & Company SPA)	1.00	6-1-2035	4,000,000	4,000,000

Illinois Tender Option Bond Trust Receipts/Floater Series 2018-XM0683 (Tax Revenue, Bank of America NA LIQ) 144A	1.60	1-1-2048	7,340,000	7,340,000

Illinois Tender Option Bond Trust Receipts/Floater Series 2018-XF0722 (Tax Revenue, Royal Bank of Canada LIQ) 144A	1.58	7-1-2026	7,900,000	7,900,000

Illinois Tender Option Bond Trust Receipts/Certificates Series XF2202 (Transportation Revenue, Citibank NA LIQ) 144A	1.46	7-1-2023	1,140,000	1,140,000

Illinois Tender Option Bond Trust Receipts/Certificates Series ZM0120 (Transportation Revenue, Royal Bank of Canada LIQ) 144A	1.48	7-1-2023	3,100,000	3,100,000

JPMorgan Chase PUTTER/DRIVER Trust Series 5021 (GO Revenue, JPMorgan Chase & Company LOC, JPMorgan Chase & Company LIQ) 144A##	1.72	3-29-2019	7,000,000	7,000,000

Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF0603 (Tax Revenue, Royal Bank of Canada LIQ) 144A	1.58	1-1-2026	3,615,000	3,615,000

Quad Cities Regional EDA Augustana College Series 2005 (Education Revenue, Harris NA LOC)	1.44	10-1-2035	4,800,000	4,800,000

				67,295,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo National Tax-Free Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Indiana: 1.64%

Variable Rate Demand Notes ø: 1.64%

Indiana Certificate of Participation Clipper Tax-Exempt Certificate Trust Series 2009-34 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	1.47%	7-1-2023	$9,915,000	$9,915,000

Indiana Finance Authority Duke Energy Indiana Incorporated Series 2009A-4 (Industrial Development Revenue, Sumitomo Mitsui Banking LOC)	1.70	12-1-2039	4,700,000	4,700,000

				14,615,000

Iowa: 4.94%

Variable Rate Demand Notes ø: 4.94%

Iowa Finance Authority Midwestern Disaster Area Project (Industrial Development Revenue, Korea Development Bank LOC)	1.81	4-1-2022	23,840,000	23,840,000

Iowa Finance Authority Mortgage Securities Program Series D (Housing Revenue, GNMA/FNMA/FHLMC Insured, FHLB SPA)	1.43	1-1-2047	5,500,000	5,500,000

Iowa Finance Authority Revenue Bonds Series E (Health Revenue, JPMorgan Chase & Company LOC)	1.62	2-15-2041	3,795,000	3,795,000

Iowa Finance Authority Various Unity Point Health Series D (Health Revenue, JPMorgan Chase & Company LOC)	1.42	12-1-2041	11,000,000	11,000,000

				44,135,000

Louisiana: 1.38%

Variable Rate Demand Note ø: 1.38%

Louisiana Tender Option Bond Trust Receipts/Floater Series 2018-BAML7002 (Health Revenue, Bank of America NA LOC, Bank of America NA LIQ) 144A	1.46	9-1-2057	12,325,000	12,325,000

Maryland: 0.74%

Variable Rate Demand Notes ø: 0.74%

Maryland Industrial Development Financing Authority Occidental Petroleum Corporation Series 2010 (Industrial Development Revenue)	1.54	3-1-2030	3,315,000	3,315,000

Maryland Tender Option Bond Trust Receipts/Certificates Series 2018-XF0605 (Education Revenue, Bank of America NA LIQ) 144A	1.48	5-1-2047	3,300,000	3,300,000

				6,615,000

Michigan: 2.18%

Variable Rate Demand Notes ø: 2.18%

Michigan Housing Development Authority Series D (Housing Revenue, Industrial and Commercial Bank of China Limited SPA)	1.49	6-1-2030	1,515,000	1,515,000

Michigan State University Revenues Series A (Education Revenue, Northern Trust Company SPA)	1.48	2-15-2033	4,860,000	4,860,000

Regents of the University of Michigan Series 2008B (Education Revenue)	1.37	4-1-2028	3,600,000	3,600,000

St. Joseph MI Hospital Finance Authority Lakeland Hospital Niles & St. Joseph Obligated Group Series 2002 (Health Revenue, AGM Insured, JPMorgan Chase & Company SPA)	1.53	1-1-2032	9,460,000	9,460,000

				19,435,000

Minnesota: 1.35%

Variable Rate Demand Notes ø: 1.35%

Burnsville MN Bridgeway Apartments Project Series 2003 (Housing Revenue, FNMA LOC, FNMA LIQ)	1.51	10-15-2033	2,375,000	2,375,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo National Tax-Free Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)

Forest Lake MN Kilkenny Court Apartments Project Series 2008 (Housing Revenue, FNMA LOC, FNMA LIQ)	1.52%	8-15-2038	$4,500,000	$4,500,000

Maple Grove MN MFHR Basswood Trails Apartment Project Series 2002 (Housing Revenue, FHLMC LIQ)	1.51	3-1-2029	2,340,000	2,340,000

Plymouth MN Lancaster Village Apartments Project Series 2001 (Housing Revenue, FNMA LOC, FNMA LIQ)	1.51	9-15-2031	2,865,000	2,865,000

				12,080,000

Missouri: 2.04%

Variable Rate Demand Notes ø: 2.04%

Missouri Tender Option Bond Trust Receipts/Certificates Series 2018-XG0176 (Health Revenue, Royal Bank of Canada LIQ) 144A	1.53	5-15-2041	8,000,000	8,000,000

Missouri Tender Option Bond Trust Receipts/Certificates Series XF2198 (Water & Sewer Revenue, Citibank NA LIQ) 144A	1.46	5-1-2023	2,670,000	2,670,000

St. Louis County MO Sewer District Wastewater System Series 2013-B (Water & Sewer Revenue, Morgan Stanley Bank LIQ) 144A	1.46	5-1-2043	7,500,000	7,500,000

				18,170,000

Nebraska: 1.18%

Variable Rate Demand Note ø: 1.18%

Nebraska Investment Finance Authority MFHR Apple Creek Associates Project Series 1985-A (Housing Revenue, Northern Trust Company LOC)	2.25	9-1-2031	10,500,000	10,500,000

Nevada: 0.41%

Variable Rate Demand Notes ø: 0.41%

Clark County NV Las Vegas McCarran International Airport Series 2010-F-2 (Airport Revenue, Union Bank NA LOC)	1.49	7-1-2022	400,000	400,000

Nevada Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0639 (GO Revenue, JPMorgan Chase & Company LIQ) 144A	1.46	12-1-2025	3,240,000	3,240,000

				3,640,000

New Jersey: 2.98%

Variable Rate Demand Notes ø: 2.98%

New Jersey Tender Option Bond Trust Receipts/Certificates Series 2018-XG0205 (Education Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	1.45	12-15-2034	7,500,000	7,500,000

New Jersey Tender Option Bond Trust Receipts/Certificates Series 2016-XM0226 (Miscellaneous Revenue, BHAC/National Insured, Bank of America NA LIQ) 144A	1.43	7-1-2026	3,790,000	3,790,000

New Jersey Tender Option Bond Trust Receipts/Certificates Series 2017-ZF2476 (Education Revenue, Citibank NA LIQ) 144A	1.44	11-1-2021	1,000,000	1,000,000

New Jersey Tender Option Bond Trust Receipts/Certificates Series 2017-ZF2477 (Education Revenue, Citibank NA LIQ) 144A	1.44	11-1-2021	2,000,000	2,000,000

New Jersey Tender Option Bond Trust Receipts/Certificates Series 2018-XX1093 (Education Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	1.45	6-15-2031	9,500,000	9,500,000

Tender Option Bond Trust Receipts/Certificates New Jersey EDA Series 2018-XF2538 (Education Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	1.45	6-15-2040	2,810,000	2,810,000

				26,600,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo National Tax-Free Money Market Fund	15

Security name	Interest rate	Maturity date	Principal	Value

New York: 10.02%

Variable Rate Demand Notes ø: 10.02%

New York Battery Park City Authority Refunding Bond Series 2013-C JPMorgan Chase PUTTER/DRIVER Trust Series 5012 (Miscellaneous Revenue, JPMorgan Chase & Company LOC, JPMorgan Chase & Company LIQ) 144A	1.69%	11-1-2019	$10,870,000	$10,870,000

New York Dormitory Authority Series 12 Clipper Tax-Exempt Certificate Trust Series 2009-35 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ) 144A	1.46	3-15-2022	3,770,000	3,770,000

New York HFA Manhattan West Residential Housing Series 2015-A (Housing Revenue, Bank of China LOC)	1.45	11-1-2049	9,250,000	9,250,000

New York HFA Manhattan West Residential Housing Series A (Housing Revenue, Bank of China LOC)	1.45	11-1-2049	5,470,000	5,470,000

New York NY Fiscal Year 2006 Series I Subordinate Bond Series I-6 (GO Revenue, Bank of New York Mellon LOC)	1.65	4-1-2036	5,780,000	5,780,000

New York NY Fiscal Year 2017 Subordinate Bond Series 2017A-6 (GO Revenue, Landesbank Hessen-Thüringen SPA)	1.64	8-1-2044	8,455,000	8,455,000

New York NY Municipal Water Authority Series BB-1 (Water & Sewer Revenue, State Street Bank & Trust Company SPA)	1.65	6-15-2049	4,100,000	4,100,000

New York NY Municipal Water Finance Authority 2nd Generation Resolution Fiscal Year 2019 Series BB (Water & Sewer Revenue, Industrial and Commercial Bank of China Limited SPA)	1.46	6-15-2051	10,000,000	10,000,000

New York NY Municipal Water Finance Authority Fiscal Year 2010 Series CC (Water & Sewer Revenue, Barclays Bank plc SPA)	1.45	6-15-2041	1,500,000	1,500,000

New York NY Municipal Water Finance Authority Water & Sewer System Series A (Water & Sewer Revenue, Mizuho Bank Limited SPA)	1.62	6-15-2044	6,400,000	6,400,000

New York NY Transitional Finance Authority Future Tax Secured Tax-Exempt Bond Fiscal Year 2015 Subordinate Bond Series A-3 (Tax Revenue, Mizuho Bank Limited SPA)	1.66	8-1-2043	8,890,000	8,890,000

RBC Municipal Products Incorporated Trust Series E-99 New York City (Tax Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	1.46	8-1-2021	10,000,000	10,000,000

Triborough Bridge and Tunnel Authority Series 2005B-3 (Transportation Revenue, State Street Bank & Trust Company LOC)	1.63	1-1-2032	4,980,000	4,980,000

				89,465,000

North Carolina: 2.54%

Variable Rate Demand Notes ø: 2.54%

Charlotte Mecklenburg Hospital Authority Series 2018F (Health Revenue)	1.45	1-15-2048	8,000,000	8,000,000

Charlotte NC Water & Sewer Tender Option Bond Trust Receipts/Certificates Series 2018-XG0170 (Water & Sewer Revenue, Royal Bank of Canada LIQ) 144A	1.46	1-1-2026	2,430,000	2,430,000

Greensboro NC (GO Revenue, Bank of America NA SPA)	1.38	4-1-2019	50,000	50,000

Greensboro NC (GO Revenue, Bank of America NA SPA)	1.38	2-1-2022	25,000	25,000

North Carolina Tender Option Bond Trust Receipts/Certificates Series 2015-ZM0105 (Education Revenue, Morgan Stanley Bank LIQ) 144A	1.46	10-1-2055	2,250,500	2,250,500

North Carolina Tender Option Bond Trust Receipts/Certificates Series 2017-ZF2490 (Airport Revenue, Barclays Bank plc LIQ) 144A	1.46	7-1-2042	3,750,000	3,750,000

Raleigh Durham NC Airport Series C (Airport Revenue, TD Bank NA LOC)	1.40	5-1-2036	4,800,000	4,800,000

University of North Carolina Chapel Hill Series 2009- A (Education Revenue, TD Bank NA SPA)	1.43	2-1-2024	1,400,000	1,400,000

				22,705,500

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo National Tax-Free Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Ohio: 7.77%

Variable Rate Demand Notes ø: 7.77%

Montgomery County OH Catholic Health Initiatives Series A (Health Revenue, Morgan Stanley Bank LIQ) 144A	1.65%	5-1-2034	$13,565,000	$13,565,000

Ohio Capital Facilities Lease Adult Correctional Building Fund Series C (Miscellaneous Revenue)	1.65	10-1-2036	10,800,000	10,800,000

Ohio Tender Option Bond Trust Receipts/Floater Series 2018-BAML5002 (Health Revenue, Bank of America NA LOC, National Insured, Bank of America NA LIQ) 144A	1.46	4-1-2026	18,000,000	18,000,000

Ohio Tender Option Bond Trust Receipts/Certificates Series 2017-XF2438 (Education Revenue, Citibank NA LIQ) 144A	1.46	12-1-2024	2,000,000	2,000,000

Ohio Tender Option Bond Trust Receipts/Certificates Series 2018-XL0074 (Health Revenue, JPMorgan Chase & Company LIQ) 144A	1.63	8-1-2024	5,580,000	5,580,000

RBC Municipal Products Incorporated Trust Series E-110 (Water & Sewer Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	1.46	10-1-2020	10,000,000	10,000,000

Tender Option Bond Trust Receipts/Certificates Northeast Regional Ohio Sewer District Wastewater Series 2015-XF0225 (Water & Sewer Revenue, TD Bank NA LIQ) 144A	1.46	3-1-2021	9,375,000	9,375,000

				69,320,000

Other: 1.82%

Variable Rate Demand Notes ø: 1.82%

Clipper Tax-Exempt Certificate Trust Series 2009-54 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	1.48	2-15-2028	14,990,000	14,990,000

FHLMC MFHR Series M-031 Class A (Housing Revenue, FHLMC LIQ)	1.46	12-15-2045	980,000	980,000

FHLMC MFHR Series M-033 Class A (Housing Revenue, FHLMC LIQ)	1.46	3-15-2049	310,000	310,000

				16,280,000

Pennsylvania: 1.76%

Variable Rate Demand Notes ø: 1.76%

Allegheny County PA Hospital Development Authority Series E (Health Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	1.70	4-1-2022	2,000,000	2,000,000

Butler County PA Hospital Authority Series A (Health Revenue, BMO Harris Bank NA LOC)	1.46	10-1-2042	700,000	700,000

Pennsylvania Tender Option Bond Trust Receipts/Certificates Series 2016 ZF0504 (Water & Sewer Revenue, TD Bank NA LIQ) 144A	1.58	8-15-2042	4,875,000	4,875,000

Pennsylvania Tender Option Bond Trust Receipts/Certificates Series 2018-YX1089 (GO Revenue, Barclays Bank plc LIQ) 144A	1.45	3-1-2035	2,540,000	2,540,000

Southcentral Pennsylvania General Authority WellSpan Health Obliged Group Series 2014A Tender Option Bond Trust Receipts/Certificates Series 2015-ZM0081 (Health Revenue, Morgan Stanley Bank LIQ) 144A	1.46	6-1-2044	3,000,000	3,000,000

Westmoreland County PA Municipal Authority Service Series 2016 Tender Option Bond Trust Receipts/Certificates Series 2017-ZF0539 (Water & Sewer Revenue, Build America Mutual Assurance Company Insured, TD Bank NA LIQ) 144A	1.58	8-15-2038	2,615,000	2,615,000

				15,730,000

Rhode Island: 1.12%

Variable Rate Demand Note ø: 1.12%

Narragansett Bay RI Commission Wastewater System Series 2013-A Tender Option Trust Receipts/Certificates Series 2016-XM0140 (Water & Sewer Revenue, Royal Bank of Canada LIQ) 144A	1.48	9-1-2020	10,000,000	10,000,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo National Tax-Free Money Market Fund	17

Security name	Interest rate	Maturity date	Principal	Value

South Carolina: 2.41%

Variable Rate Demand Notes ø: 2.41%

Columbia SC Waterworks Series 2009 (Water & Sewer Revenue, Sumitomo Mitsui Banking LOC)	1.43%	2-1-2038	$1,760,000	$1,760,000

Greenville SC Health System Hospital Series 2014-B Tender Option Bond Trust Receipts/Certificates Series 2015-XF0145 (Health Revenue, TD Bank NA LIQ) 144A	1.53	5-30-2022	8,020,000	8,020,000

South Carolina Educational Facilities Authority for Private Non-Profit Institutions Higher Learning Educational Facilities Spartanburg Methodist Series 2005 (Education Revenue, Branch Banking & Trust LOC)	1.44	8-1-2025	2,440,000	2,440,000

South Carolina Jobs EDA Institutional Business & Home Safety Project Series 2009 (Industrial Development Revenue, Branch Banking & Trust LOC)	1.46	11-1-2034	1,265,000	1,265,000

South Carolina Tender Option Bond Trust Receipts/Floater Certificates Patriots Energy Group Financing Agency Series 2018-XM0690 (Utilities Revenue, Royal Bank of Canada LIQ) 144A	1.47	10-1-2022	8,000,000	8,000,000

				21,485,000

Tennessee: 1.65%

Variable Rate Demand Notes ø: 1.65%

Sevier County TN Public Building Authority Local Government Public Improvement Series 6-A1 (Miscellaneous Revenue, Branch Banking & Trust SPA)	1.44	6-1-2029	3,560,000	3,560,000

Shelby County TN Health Educational & Housing Facilities Board Methodist Le Bonheur Series B (Health Revenue, AGM Insured, U.S. Bank NA SPA)	1.62	6-1-2042	4,000,000	4,000,000

Shelby County TN HEFA Multifamily Housing Hedgerow Apartments Series A-1 (Housing Revenue, FNMA LOC, FNMA LIQ)	1.43	12-15-2037	7,210,000	7,210,000

				14,770,000

Texas: 7.72%

Variable Rate Demand Notes ø: 7.72%

Bexar County TX Housing Finance Corporation Palisades Park Apartments Project Series 2009 (Housing Revenue, FHLMC LIQ)	1.51	9-1-2039	3,800,000	3,800,000

Brazos Harbor TX Industrial Development Corporation BASF Corporation Project Series 2001 (Industrial Development Revenue, BASF SE)	1.50	7-1-2022	4,900,000	4,900,000

Dickinson TX Independent School District Unlimited Tax School House Refunding Bond Series 2000 (GO Revenue, Societe Generale LIQ)	1.69	2-15-2028	12,680,000	12,680,000

Harris County TX Cultural Educational Facilities Finance Corporation Children’s Hospital Project Series 2009 Citigroup ROC Series 11821 (Health Revenue, Citibank NA LIQ) 144A	1.49	5-1-2019	2,000,000	2,000,000

Harris County TX Series 3060X (Transportation Revenue, Bank of America NA LIQ) 144A	1.45	8-15-2038	9,190,000	9,190,000

Houston TX Adjustable Refunding Bond First Lien B-3 (Water & Sewer Revenue, Sumitomo Mitsui Banking LOC)	1.43	5-15-2034	3,000,000	3,000,000

Port Arthur TX Navigation District Industrial Development Corporation Total Petrochemicals USA Incorporated Project (Industrial Development Revenue, Total SA)	1.50	6-1-2041	5,000,000	5,000,000

Port Corpus Christi TX Solid Waste Disposal Flint Hills Resources Project Series 2002-B (Resource Recovery Revenue, Flint Hills Resources LLC)	1.44	7-1-2029	4,200,000	4,200,000

Tarrant County TX Cultural Educational Facilities Finance Corporation Christus Health Series 2008-C2 (Health Revenue, Bank of New York Mellon LOC)	1.46	7-1-2047	6,405,000	6,405,000

Texas Tender Option Bond Trust Receipts/Certificates Series 2018-XG0164 (GO Revenue, Bank of America NA LIQ) 144A	1.47	2-1-2048	2,795,000	2,795,000

Texas Veterans Bonds Series 2018 (GO Revenue, FHLB LIQ)	1.45	12-1-2049	14,985,000	14,985,000

				68,955,000

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo National Tax-Free Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Utah: 0.64%

Variable Rate Demand Notes ø: 0.64%

Utah Tender Option Bond Trust Receipts/Certificates Series 2018-XG0171 (Health Revenue, Royal Bank of Canada LIQ) 144A	1.49%	11-15-2022	$3,000,000	$3,000,000

Utah Tender Option Bond Trust Receipts/Floater Certificates Series 2017-ZF0540 (Airport Revenue, JPMorgan Chase & Company LIQ) 144A	1.63	1-1-2025	2,700,000	2,700,000

				5,700,000

Vermont: 0.29%

Variable Rate Demand Note ø: 0.29%

Vermont Educational & Health Buildings Financing Agency Landmark College Project Series 2008-A (Education Revenue, TD Bank NA LOC)	1.67	7-1-2033	2,630,000	2,630,000

Virginia: 0.55%

Variable Rate Demand Note ø: 0.55%

Virginia Tender Option Bond Trust Receipts/Certificates Series 2017-XG0143 (Transportation Revenue, Citibank NA LIQ) 144A	1.45	5-1-2025	4,920,000	4,920,000

Washington: 1.92%

Variable Rate Demand Notes ø: 1.92%

Washington Housing Finance Commission Kitts Corner Apartments Project (Housing Revenue, FHLB LOC)	1.51	9-1-2049	7,150,000	7,150,000

Washington Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XM0681 (Tax Revenue, Citibank NA LIQ) 144A	1.49	7-1-2026	10,000,000	10,000,000

				17,150,000

Wisconsin: 5.13%

Variable Rate Demand Notes ø: 5.13%

Appleton WI Recovery Zone Facilities Foremost Farms Project Series 2010 (Industrial Development Revenue, CoBank ACB LOC)	1.44	5-1-2037	20,200,000	20,200,000

Milwaukee WI RDA Wisconsin Montessori Society (Education Revenue, U.S. Bank NA LOC)	1.80	7-1-2021	275,000	275,000

University Wisconsin Hospital and Clinics Authority Revenue Various Refunding Bond Series 2018 C (Health Revenue, BMO Harris Bank NA SPA)	1.63	4-1-2048	2,285,000	2,285,000

Wisconsin PFA Midwestern Disaster Area Program Series 2011 (Industrial Development Revenue, Farm Credit Services America LOC)	1.44	9-1-2036	3,265,000	3,265,000

Wisconsin Residual Interest Bond Floater Trust Certificates Series 2018-022 (GO Revenue, Barclays Bank plc LIQ) 144A	1.46	5-1-2036	14,000,000	14,000,000

Wisconsin Tender Option Bond Trust Receipts/Certificates Series 2018-XF2634 (Health Revenue, Credit Suisse LIQ) 144A	1.48	8-15-2025	2,000,000	2,000,000

Wisconsin Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XF0127 (Health Revenue, JPMorgan Chase & Company LIQ) 144A	1.61	10-1-2020	3,815,000	3,815,000

				45,840,000

Wyoming: 1.49%

Variable Rate Demand Note ø: 1.49%

Wyoming Tender Option Bond Trust Receipts/Certificates Series 2018 -XL0070 (Utilities Revenue, Build America Mutual Assurance Company Insured, JPMorgan Chase & Company LIQ) 144A	1.46	1-1-2025	13,330,000	13,330,000

Total Municipal Obligations (Cost $881,490,500)				881,490,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo National Tax-Free Money Market Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Other: 1.12%

Nuveen AMT Free Quality Municipal Income Fund Variable Rate Demand Series 4-4895 (Barclays Bank NA LIQ) ø	1.52%	9-11-2026	$10,000,000	$10,000,000

Total Other (Cost $10,000,000)				10,000,000

Repurchase Agreements: 1.12%

Barclays Capital Incorporated, dated 1-31-2019, maturity value $10,000,708 ^^	2.55	2-1-2019	10,000,000	10,000,000

Total Repurchase Agreements (Cost $10,000,000)				10,000,000

Total investments in securities (Cost $901,490,500)	100.98%	901,490,500

Other assets and liabilities, net	(0.98)	(8,772,199)

Total net assets	100.00%	$892,718,301

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

##	All or a portion of this security is segregated for when-issued securities.

^^	Collateralized by U.S. government securities, 1.75% to 7.25% , 12-31-2020 to 8-31-2025, fair value including accrued interest is $10,200,000.

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

AMT	Alternative minimum tax

BHAC	Berkshire Hathaway Assurance Corporation

DRIVER	Derivative inverse tax-exempt receipts

EDA	Economic Development Authority

FHA	Federal Housing Administration

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GO	General obligation

GNMA	Government National Mortgage Association

HEFA	Health & Educational Facilities Authority

HEFAR	Higher Education Facilities Authority Revenue

HFA	Housing Finance Authority

HFFA	Health Facilities Financing Authority

IDA	Industrial Development Authority

LIQ	Liquidity agreement

LOC	Letter of credit

MFHR	Multifamily housing revenue

National	National Public Finance Guarantee Corporation

PFA	Public Finance Authority

PUTTER	Puttable tax-exempt receipts

RDA	Redevelopment Authority

ROC	Reset option certificates

SPA	Standby purchase agreement

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo National Tax-Free Money Market Fund	Statement of assets and liabilities—January 31, 2019

Assets
Investments in unaffiliated securities, at amortized cost	$901,490,500
Cash	156,800
Receivable for investments sold	305,000
Receivable for Fund shares sold	1,777,583
Receivable for interest	2,506,278
Prepaid expenses and other assets	99,819

Total assets	906,335,980

Liabilities
Payable for investments purchased	8,870,486
Payable for Fund shares redeemed	4,235,524
Dividends payable	163,794
Administration fees payable	78,883
Management fee payable	57,142
Trustees’ fees and expenses payable	1,881
Accrued expenses and other liabilities	209,969

Total liabilities	13,617,679

Total net assets	$892,718,301

NET ASSETS CONSIST OF
Paid-in capital	$892,765,626
Total distributable loss	(47,325)

Total net assets	$892,718,301

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class A	$101,680,121
Shares outstanding – Class A1	101,664,955
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$131,395,140
Shares outstanding – Administrator Class[1]	131,377,563
Net asset value per share – Administrator Class	$1.00
Net assets – Premier Class	$593,960,609
Shares outstanding – Premier Class[1]	593,902,863
Net asset value per share – Premier Class	$1.00
Net assets – Service Class	$65,682,431
Shares outstanding – Service Class[1]	65,673,809
Net asset value per share – Service Class	$1.00

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended January 31, 2019	Wells Fargo National Tax-Free Money Market Fund	21

Investment income
Interest	$12,478,037

Expenses
Management fee	1,242,067
Administration fees
Class A	245,352
Administrator Class	138,909
Premier Class	410,280
Service Class	77,715
Shareholder servicing fees
Class A	278,809
Administrator Class	138,909
Service Class	161,906
Custody and accounting fees	59,374
Professional fees	43,110
Registration fees	168,795
Shareholder report expenses	37,193
Trustees’ fees and expenses	22,112
Other fees and expenses	23,566

Total expenses	3,048,097
Less: Fee waivers and/or expense reimbursements	(629,493)

Net expenses	2,418,604

Net investment income	10,059,433

Net realized gains on investments	38,078

Net increase in net assets resulting from operations	$10,097,511

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo National Tax-Free Money Market Fund	Statement of changes in net assets

	Year ended January 31, 2019		Year ended January 31, 2018[1]

Operations
Net investment income		$10,059,433		$3,119,381
Net realized gains on investments		38,078		242,126

Net increase in net assets resulting from operations		10,097,511		3,361,507

Distributions to shareholders from net investment income and net realized gains
Class A		(983,009)		(437,260)
Administrator Class		(1,676,616)		(967,766)
Premier Class		(6,724,447)		(1,593,967)
Service Class		(680,815)		(362,319)

Total distributions to shareholders		(10,064,887)		(3,361,312)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	35,451,170	35,451,170	31,603,673	31,603,673
Administrator Class	66,742,195	66,742,195	34,823,759	34,823,759
Premier Class	1,042,791,893	1,042,791,893	535,069,869	535,069,869
Service Class	9,248,032	9,248,032	5,485,972	5,485,972

		1,154,233,290		606,983,273

Reinvestment of distributions
Class A	958,425	958,425	427,597	427,597
Administrator Class	1,643,597	1,643,597	947,752	947,752
Premier Class	5,170,672	5,170,672	1,256,482	1,256,482
Service Class	226,056	226,056	126,990	126,990

		7,998,750		2,758,821

Payment for shares redeemed
Class A	(54,253,118)	(54,253,118)	(48,207,213)	(48,207,213)
Administrator Class	(69,954,513)	(69,954,513)	(58,251,726)	(58,251,726)
Premier Class	(793,365,730)	(793,365,730)	(302,887,004)	(302,887,004)
Service Class	(10,252,475)	(10,252,475)	(12,622,551)	(12,622,551)

		(927,825,836)		(421,968,494)

Net increase in net assets resulting from capital share transactions		234,406,204		187,773,600

Total increase in net assets		234,438,828		187,773,795

Net assets
Beginning of period		658,279,473		470,505,678

End of period		$892,718,301		$658,279,473

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at January 31, 2018 was $80,187. The disaggregated distributions information for the year ended January 31, 2018 is included in Note 5, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo National Tax-Free Money Market Fund	23

(For a share outstanding throughout each period)

	Year ended January 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.01	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.89%	0.35%	0.13%	0.02%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.66%	0.68%	0.65%	0.63%	0.63%
Net expenses	0.61%	0.64%	0.39%	0.08%	0.08%
Net investment income	0.88%	0.30%	0.02%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$101,680	$119,524	$135,704	$172,725	$123,525

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo National Tax-Free Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.01	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.01)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.01)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.21%	0.69%	0.33%	0.02%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.39%	0.41%	0.40%	0.36%	0.36%
Net expenses	0.30%	0.30%	0.27%	0.08%	0.08%
Net investment income	1.21%	0.64%	0.22%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$131,395	$132,964	$155,448	$179,171	$191,766

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo National Tax-Free Money Market Fund	25

(For a share outstanding throughout each period)

	Year ended January 31
PREMIER CLASS[1]	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.01	0.00 [2]	0.00 [2]	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.01	0.01	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.01)	(0.01)	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net realized gains	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.01)	(0.01)	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.31%	0.79%	0.41%	0.02%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.27%	0.28%	0.25%	0.24%	0.24%
Net expenses	0.20%	0.20%	0.18%	0.08%	0.08%
Net investment income	1.31%	0.79%	0.18%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$593,961	$339,331	$105,881	$1,677,748	$2,269,187

[1]	Effective April 1, 2016, Institutional Class was renamed Premier Class.

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo National Tax-Free Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.01	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.01)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.01)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.06%	0.54%	0.20%	0.02%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.56%	0.58%	0.54%	0.53%	0.52%
Net expenses	0.45%	0.45%	0.32%	0.08%	0.08%
Net investment income	1.05%	0.49%	0.03%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$65,682	$66,460	$73,472	$162,593	$139,915

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo National Tax-Free Money Market Fund	27

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo National Tax-Free Money Market Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Funds. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

28	Wells Fargo National Tax-Free Money Market Fund	Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of January 31, 2019, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.

Class allocations

The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$881,490,500	$0	$881,490,500

Other	0	10,000,000	0	10,000,000

Repurchase agreements	0	10,000,000	0	10,000,000

Total assets	$0	$901,490,500	$0	$901,490,500

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At January 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement.

Notes to financial statements	Wells Fargo National Tax-Free Money Market Fund	29

Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.15% and declining to 0.13% as the average daily net assets of the Fund increase. For the year ended January 31, 2019, the management fee was equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers.

As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A	0.22%

Administrator Class	0.10

Premier Class	0.08

Service Class	0.12

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through May 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.60% for Class A shares, 0.30% for Administrator Class shares, 0.20% for Premier Class shares, and 0.45% for Service Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to June 1, 2018, the Fund’s expenses were capped at 0.64% for Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Service Class of the Fund is charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $691,025,000 and $498,260,000 in interfund purchases and sales, respectively, during the year ended January 31, 2019.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended January 31, 2019 and January 31, 2018 were as follows:

	Year ended January 31

	2019	2018

Ordinary income	$722,557	$284,906

Tax-exempt income	9,342,088	2,909,850

Long-term capital gain	242	166,556

30	Wells Fargo National Tax-Free Money Market Fund	Notes to financial statements

As of January 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Undistributed long-term gain

$18,353	$159,558	$14,513

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended January 31, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$382,804	$54,456

Administrator Class	905,450	62,316

Premier Class	1,498,368	95,599

Service Class	332,806	29,513

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo National Tax-Free Money Market Fund	31

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo National Tax-Free Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

March 27, 2019

32	Wells Fargo National Tax-Free Money Market Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $242 was designated as a 20% rate gain distribution for the fiscal year ended January 31, 2019.

For the fiscal year ended January 31, 2019, $704,002 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2019, $5,212 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 92.87% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended January 31, 2019.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargofunds.com) on a 1-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo National Tax-Free Money Market Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

34	Wells Fargo National Tax-Free Money Market Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo National Tax-Free Money Market Fund	35

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.
[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

320761 03-19 A309/AR309 01-19

Annual Report

January 31, 2019

Institutional Money Market Funds

∎	Wells Fargo Cash Investment Money Market Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Cash Investment Money Market Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Cash Investment Money Market Fund for the 12-month period that ended January 31, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility throughout the year.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 fell 2.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 12.58%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 14.24%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 2.25% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.26%. The Bloomberg Barclays Municipal Bond Index6 added 3.26%, and the ICE BofAML U.S. High Yield Index7 gained 1.57%.

A move to normalize U.S. monetary policy influenced markets.

Through January 2018, the S&P 500 Index and MSCI ACWI ex USA Index (Net) delivered positive returns every month for more than a year. In February 2018, that streak ended. The S&P 500 Index fell 3.69% during February and the MSCI ACWI ex USA Index (Net) dropped 4.72%. For the quarter, the S&P 500 Index recorded its first negative quarterly return since 2014. The MSCI ACWI ex USA Index (Net) fell 1.18% for the quarter.

During the year, the U.S. Federal Reserve (Fed) sought to normalize accommodative monetary policies in place since the 2008 global financial crisis and recession. Short-term interest rates, as measured by U.S. Treasury bills—maturities ranging from 3 to 12 months—increased an average of 89 basis points (bps; 100 bps equal 1.00%). Rates for 10-year and 30-year Treasuries increased 17 bps and 18 bps, respectively. Slower growth of long-term rates raised concerns for a flattening yield curve, sometimes associated with recessions. The Fed raised the federal funds rate by 25 bps in March 2018 to a target range of between 1.50% and 1.75%. The Bank of England (BOE) indicated a bias to increase rates later in 2018. The European Central Bank, the Bank of Japan, and the People’s Bank of China (PBOC) maintained low interest rates.

Global trade tensions heightened investor concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The Fed raised the federal funds rate by 25 bps to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61% while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Cash Investment Money Market Fund	3

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter gross domestic product (GDP) annualized growth of 4.2%. Hiring improved. Employment data remained strong. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations were even better, as measured by the Russell 2000® Index,8 adding 7.75%.

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as reassured. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The BOE raised its monetary policy rate to 0.75% in August. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

For the S&P 500 Index and the MSCI ACWI ex USA Index (Net), negative stock market performance during October and December bracketed positive November returns. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year.

November’s U.S. mid-term elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. The Bureau of Economic Analysis reported that third-quarter U.S. GDP grew at an annualized 3.4% rate, solid, but lower than the second quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The PBOC cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

After the Fed increased the federal funds rate by 25 bps to a target range of between 2.25% and 2.50% in December—the ninth such increase since the Fed began three years ago to raise rates from near zero—it softened its outlook for further interest rate increases in 2019.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX10.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of savings and spending. You cannot invest directly in an index.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Cash Investment Money Market Fund	Letter to shareholders (unaudited)

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Cash Investment Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Capital Management Singapore

Portfolio managers

Michael C. Bird, CFA®‡

Jeffrey L. Weaver, CFA®‡

Laurie White

Average annual total returns (%) as of January 31, 2019

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]

Administrator Class (WFAXX)	7-31-2003	1.91	0.65	0.36	0.38	0.35

Institutional Class (WFIXX)	10-14-1987	2.04	0.74	0.44	0.26	0.20

Select Class (WFQXX)	6-29-2007	2.11	0.81	0.51	0.22	0.13

Service Class (NWIXX)	10-14-1987	1.73	0.54	0.29	0.55	0.50

Yield summary (%) as of January 31, 20192

	Administrator Class	Institutional Class	Select Class	Service Class

7-day current yield	2.35	2.48	2.55	2.18

7-day compound yield	2.38	2.51	2.58	2.20

30-day simple yield	2.35	2.48	2.55	2.17

30-day compound yield	2.37	2.50	2.58	2.20

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Each class is sold without a front end sales charge or contingent deferred sales charge.

For floating NAV money market funds: You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Cash Investment Money Market Fund	7

Portfolio composition as of January 31, 2019[3]

Effective maturity distribution as of January 31, 2019[3]

Weighted average maturity as of January 31, 2019[4]

18 Days

Weighted average life as of January 31, 2019[5]

53 Days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through May 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 2.31%, 2.43%, 2.47%, and 2.14% for Administrator Class, Institutional Class, Select Class, and Service Class, respectively. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[4]

Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[5]

Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

[6]

Crane Data LLC is a money market and mutual fund information company that collects, tracks, and maintains data about money markets, money market mutual funds based on types of funds, bank savings, and cash investments. The data includes performance, statistics, and related information. Crane Data LLC distributes rankings, news, and indexes, including the Crane Prime Institutional Money Market Index, based on the data. Crane Data publishes Money Fund Intelligence, Money Fund Intelligence XLS, Money Fund Wisdom, the Crane Money Fund Indexes, and other products.

8	Wells Fargo Cash Investment Money Market Fund	Performance highlights (unaudited)

MANAGERS’ DISCUSSION

For most of the reporting period, continued economic improvement allowed the Federal Open Market Committee (FOMC) to remove policy accommodation on a fairly predictable quarterly basis. The U.S. economy achieved above-trend growth, low unemployment, and moderating inflation at the same time as fiscal policy was proving to be an economic tailwind. The FOMC’s Summary of Economic Projections (SEP) through September reflected this scenario and provided the market with some clarity as to the path of future interest rate policy. However, the economic landscape changed in the fourth quarter as the U.S. engaged in various trade wars, the midterm elections disrupted the legislative composition, and financial conditions tightened. These factors began softening economic data and confidence, leading to increased volatility in risk assets. At the conclusion of the FOMC policy meeting on December 19, 2018, the federal funds target rate was raised to a target range of between 2.25% to 2.50% while the rate of interest on excess reserves (IOER) was increased by only 20 basis points (bps; 100 bps equal 1.00%) to 2.40%. That was the second time the IOER rate was increased 5 bps less than the increase in the target rate in an effort to keep the effective federal funds rate from drifting to the upper level of the target range.

In the accompanying SEP, the FOMC provided insight on its view of the economy, inflation, and the corresponding monetary policy expected over the next few years. And the December projections did not disappoint market observers, with the FOMC marginally decreasing its outlook on growth and inflation and correspondingly lowering the glide path for its target rate, decreasing its median outlook for interest rate hikes in 2019 from three to two (2.875%). Comparing the September and December target rate projections, the longer-term section points to an expectation of the eventual neutral rate being marginally lower at 2.75% and lowered 2020 and 2021 median interest rate expectations at 3.125%. On the growth front, the 2019 median gross domestic product projection edged down 0.2% to 2.3% while 2020 and 2021 growth projections remained unchanged at 2.0% and 1.8%, respectively. Core inflation in the 2019 to 2021 projections all declined 0.1% to 2.0%. The lower expectations for interest rates in the next three years show the FOMC members are less concerned regarding the potential for inflationary pressures and more focused on balancing a somewhat softer economy. In fact, the statement released at the conclusion of the January 2019 FOMC meeting removed the wording of “some further gradual increases,” citing increasing downside risk from abroad, weaker domestic data, and tighter financial conditions.

As the FOMC’s expectations for rate increases moved lower, the market expectations for federal funds rate increases, as measured by federal funds futures, moved even lower still. Market participants are barely pricing in any rate hike in 2019 and may even be starting to prepare for a possible rate cut toward the end of 2019 and into 2020. The U.S. Federal Reserve will have plenty of opportunities to adjust expectations starting in 2019 as Chair Jerome Powell will conduct a press conference after each FOMC meeting instead of only quarterly. On the heels of the FOMC lowering its economic and inflation projections, risk assets underperformed and U.S. equities are teetering near bear-market territory.

The rise in short rates has brought not only attention but perhaps also nontraditional money market investors (those who typically invest in longer-term debt or equities) into the short end of the market. The Crane Prime Institutional Money Market Index, maintained by Crane Data LLC6, was up over $61 billion during the period, with all prime assets up over $152 billion. Investors reexamining this product are realizing that the changes implemented from the 2010 money market reform have made a material difference in the construction of prime money market fund portfolios. The added liquidity requirements and maturity restrictions have had a beneficial impact on dampening net asset value (NAV) volatility even as the FOMC continued to raise rates and credit spreads widened. In addition, added transparency of holdings can provide a daily view of the portfolio construction process and allow shareholders to assess portfolio risks.

Strategic outlook

The FOMC has pivoted from a gradually removing accommodation outlook to a data-dependent stance requiring what it terms as “patience.” Going forward, money market investors should continue to look toward the FOMC and other market indicators for future rate guidance. As we get more clarity as to the end of the tightening cycle, money market participants may look to extend weighted average maturities (WAMs) to capture higher yields. Our strategy of emphasizing highly liquid portfolios, relatively short WAMs, and a position in securities that reset frequently allows us to capture elevated London Interbank Offered Rate levels with minimal NAV pricing pressures and afford the flexibility to add longer-dated securities as opportunities arise.

Please see footnotes on page 7.

Fund expenses (unaudited)	Wells Fargo Cash Investment Money Market Fund	9

As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2018 to January 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2018	Ending account value 1-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Administrator Class

Actual	$1,000.00	$1,010.67	$1.67	0.33%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	$1.68	0.33%
Institutional Class

Actual	$1,000.00	$1,011.33	$1.01	0.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	$1.02	0.20%
Select Class

Actual	$1,000.00	$1,011.68	$0.66	0.13%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.55	$0.66	0.13%
Service Class

Actual	$1,000.00	$1,009.80	$2.53	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10	Wells Fargo Cash Investment Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Certificates of Deposit: 18.57%

Bank of Montreal (1 Month LIBOR +0.15%) ±	2.66%	3-12-2019	$10,000,000	$10,001,850

Bank of Montreal (1 Month LIBOR +0.22%) ±	2.73	10-4-2019	7,000,000	7,000,917

Bank of Montreal (3 Month LIBOR +0.22%) ±	2.99	12-10-2019	9,000,000	9,008,951

Bank of Nova Scotia (1 Month LIBOR +0.20%) ±	2.71	8-14-2019	7,000,000	6,999,230

Bank of Nova Scotia (3 Month LIBOR +0.10%) ±	2.89	9-16-2019	3,000,000	3,001,078

Canadian Imperial Bank (3 Month LIBOR +0.20%) ±	2.74	5-1-2019	10,000,000	10,003,781

Canadian Imperial Bank (3 Month LIBOR +0.19%) ±	2.94	1-30-2020	10,000,000	10,007,744

China Construction Bank Corporation NY (1 Month LIBOR +0.25%) ±	2.76	7-19-2019	15,000,000	14,999,997

Commonwealth Bank of Australia (3 Month LIBOR +0.25%) ±	3.06	4-3-2019	8,000,000	8,002,471

First Abu Dhabi Bank	2.38	2-1-2019	20,000,000	20,000,000

HSBC Bank USA NA	2.42	2-1-2019	30,000,000	30,000,000

HSBC Bank USA NA (3 Month LIBOR +0.13%) ±	2.73	8-9-2019	3,000,000	3,001,228

HSBC Bank USA NA (3 Month LIBOR +0.18%) ±	2.80	5-10-2019	7,500,000	7,503,528

Mizuho Bank Limited (1 Month LIBOR +0.19%) ±	2.71	4-10-2019	5,000,000	4,999,626

MUFG Bank Limited (1 Month LIBOR +0.30%) ±	2.82	5-1-2019	6,000,000	6,001,269

National Bank of Kuwait	2.37	2-1-2019	12,450,000	12,450,000

Nordea Bank AB (1 Month LIBOR +0.17%) ±	2.68	6-13-2019	7,000,000	6,999,806

Norinchukin Bank	2.75	4-8-2019	20,000,000	20,006,464

Oversea-Chinese Banking Corporation (1 Month LIBOR +0.14%) ±	2.65	3-13-2019	4,000,000	4,000,699

Oversea-Chinese Banking Corporation (1 Month LIBOR +0.20%) ±	2.71	9-19-2019	6,000,000	5,998,881

Skandinaviska Enskilda Bank AB (3 Month LIBOR +0.27%) ±	3.03	7-26-2019	6,000,000	6,007,329

State Street Bank & Trust (1 Month LIBOR +0.27%) ±	2.78	5-15-2019	7,000,000	7,001,363

Sumitomo Mitsui Banking Corporation (1 Month LIBOR +0.19%) ±	2.69	3-27-2019	8,000,000	8,001,786

Sumitomo Mitsui Banking Corporation (1 Month LIBOR +0.20%) ±	2.70	3-28-2019	7,000,000	7,001,656

Sumitomo Mitsui Trust NY (1 Month LIBOR +0.30%) ±	2.80	5-28-2019	9,000,000	9,003,775

Sumitomo Mitsui Trust NY (3 Month LIBOR +0.12%) ±	2.92	7-8-2019	15,000,000	15,001,160

Sumitomo Mitsui Trust NY (3 Month LIBOR +0.15%) ±	2.93	4-18-2019	7,000,000	7,000,651

Svenska Handelsbanken (3 Month LIBOR +0.27%) ±	3.03	10-21-2019	10,000,000	10,016,235

Svenska Handelsbanken (3 Month LIBOR +0.15%) ±	2.95	10-2-2019	10,000,000	10,007,744

US Bank NA (1 Month LIBOR +0.26%) ±	2.77	7-23-2019	7,000,000	6,999,668

Total Certificates of Deposit (Cost $285,958,857)				286,028,887

Commercial Paper: 47.55%

Asset-Backed Commercial Paper: 24.89%

Alpine Securitization LLC (1 Month LIBOR +0.18%) ±144A	2.68	4-1-2019	3,000,000	3,000,753

Alpine Securitization LLC (1 Month LIBOR +0.20%) ±144A	2.71	3-6-2019	3,000,000	3,000,652

Alpine Securitization LLC (1 Month LIBOR +0.20%) ±144A	2.72	6-28-2019	10,000,000	10,000,402

Anglesea Funding LLC (1 Month LIBOR +0.20%) ±144A	2.69	7-31-2019	8,000,000	8,000,000

Anglesea Funding LLC (1 Month LIBOR +0.20%) ±144A	2.71	3-8-2019	5,000,000	4,999,928

Anglesea Funding LLC (1 Month LIBOR +0.20%) ±144A	2.71	3-15-2019	10,000,000	10,002,479

Anglesea Funding LLC (1 Month LIBOR +0.25%) ±144A	2.75	5-24-2019	3,000,000	3,000,942

Anglesea Funding LLC (1 Month LIBOR +0.25%) ±144A	2.75	5-20-2019	14,000,000	13,999,494

Atlantic Asset Securitization Corporation 144A(z)	2.84	3-4-2019	5,000,000	4,988,511

Bedford Row Funding Corporation (1 Month LIBOR +0.34%) ±144A	2.86	6-10-2019	5,000,000	5,002,971

Bennington Stark Capital Company 144A(z)	2.85	4-8-2019	10,000,000	9,951,444

Cedar Spring Capital Corporation 144A(z)	2.52	2-6-2019	11,000,000	10,995,369

Chesham Finance Limited 144A(z)	2.55	2-1-2019	22,000,000	21,998,516

Collateralized Commercial Paper II Company LLC (3 Month LIBOR +0.26%) ±144A	3.06	12-31-2019	11,000,000	11,010,694

Collateralized Commercial Paper II Company LLC (3 Month LIBOR +0.27%) ±144A	3.07	1-8-2020	8,000,000	8,008,689

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo Cash Investment Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Commercial Paper (continued)

Concord Minutemen Capital Company 144A(z)	2.55%	2-8-2019	$6,000,000	$5,996,728

Concord Minutemen Capital Company 144A(z)	2.66	2-11-2019	5,000,000	4,996,234

Concord Minutemen Capital Company 144A(z)	2.83	4-2-2019	7,000,000	6,968,995

Concord Minutemen Capital Company 144A(z)	2.85	2-27-2019	2,000,000	1,996,244

Concord Minutemen Capital Company 144A(z)	2.87	4-9-2019	8,000,000	7,960,076

Crown Point Capital Company (1 Month LIBOR +0.20%) ±144A	2.72	3-11-2019	10,000,000	9,999,755

Crown Point Capital Company (1 Month LIBOR +0.23%) ±144A	2.74	5-15-2019	18,000,000	18,005,154

Great Bridge Capital Company 144A(z)	2.71	2-21-2019	11,000,000	10,983,792

Great Bridge Capital Company 144A(z)	2.77	2-5-2019	10,000,000	9,996,618

Institutional Secured Funding LLC 144A(z)	2.57	2-1-2019	30,000,000	29,997,978

Kells Funding LLC 144A(z)	2.71	2-6-2019	5,000,000	4,997,984

Komatsu Finance America Incorporated 144A(z)	2.49	2-7-2019	8,000,000	7,996,267

Komatsu Finance America Incorporated 144A(z)	2.50	2-12-2019	18,000,000	17,985,414

Komatsu Finance America Incorporated 144A(z)	2.50	2-19-2019	10,000,000	9,986,943

Lexington Parker Capital Company LLC 144A(z)	2.50	2-6-2019	8,000,000	7,996,699

Liberty Funding LLC 144A(z)	2.72	4-18-2019	13,000,000	12,926,176

LMA Americas LLC 144A(z)	2.86	2-27-2019	3,000,000	2,994,366

LMA Americas LLC 144A(z)	2.87	2-26-2019	5,000,000	4,990,965

LMA Americas LLC 144A(z)	2.87	3-5-2019	4,000,000	3,990,760

Manhattan Asset Funding Company LLC 144A(z)	2.56	2-15-2019	5,000,000	4,994,833

Mountcliff Funding LLC 144A(z)	2.50	2-1-2019	18,000,000	17,998,786

Mountcliff Funding LLC (1 Month LIBOR +0.25%) ±144A##	2.75	8-30-2019	12,000,000	12,000,000

Nieuw Amsterdam Receivables Corporation 144A(z)	2.50	2-7-2019	5,560,000	5,557,373

Old Line Funding LLC (1 Month LIBOR +0.19%) ±144A	2.70	5-13-2019	7,000,000	6,999,613

Old Line Funding LLC (1 Month LIBOR +0.22%) ±144A	2.74	8-1-2019	4,000,000	3,999,807

Victory Receivables Corporation 144A(z)	2.55	2-1-2019	6,000,000	5,999,601

White Plains Capital 144A(z)	2.98	4-9-2019	13,083,000	13,011,186

White Plains Capital 144A(z)	3.02	3-5-2019	4,000,000	3,989,667

				383,278,858

Financial Company Commercial Paper: 17.53%

ASB Finance Limited (3 Month LIBOR +0.20%) ±144A	3.00	4-11-2019	6,000,000	6,001,034

Banco Santander Chile 144A(z)	2.96	3-5-2019	7,000,000	6,982,508

Bank of Nova Scotia (1 Month LIBOR +0.18%) ±144A	2.70	7-2-2019	6,000,000	5,999,667

Bank of Nova Scotia (1 Month LIBOR +0.19%) ±144A	2.70	5-6-2019	5,000,000	5,001,069

BNZ International Funding Limited (1 Month LIBOR +0.19%) ±144A	2.69	5-20-2019	7,000,000	7,000,978

BNZ International Funding Limited (3 Month LIBOR +0.15%) ±144A	2.90	4-26-2019	6,000,000	6,001,186

CME Group Incorporated 144A(z)	2.50	2-12-2019	18,000,000	17,985,264

CME Group Incorporated 144A(z)	2.52	2-5-2019	20,000,000	19,993,394

Commonwealth Bank of Australia (3 Month LIBOR +0.10%) ±144A	2.68	5-3-2019	8,000,000	8,000,780

Commonwealth Bank of Australia (1 Month LIBOR +0.21%) ±144A	2.72	9-16-2019	5,000,000	4,999,444

Commonwealth Bank of Australia (3 Month LIBOR +0.60%) ±144A	3.40	12-19-2019	6,000,000	6,021,437

DBS Bank Limited (1 Month LIBOR +0.14%) ±144A	2.64	3-21-2019	7,000,000	7,001,248

Federation des Caisses (z)	2.50	2-1-2019	5,000,000	4,999,676

Federation des Caisses (1 Month LIBOR +0.26%) ±144A	2.78	2-11-2019	8,000,000	8,000,834

Federation des Caisses (3 Month LIBOR +0.13%) ±144A	2.81	5-22-2019	4,000,000	4,000,817

Federation des Caisses (1 Month LIBOR +0.30%) ±144A	2.81	6-25-2019	8,000,000	8,003,582

HSBC Bank plc (1 Month LIBOR +0.42%) ±144A	2.93	5-7-2019	8,000,000	8,006,547

ING Funding LLC (1 Month LIBOR +0.25%) ±	2.77	2-11-2019	8,000,000	8,000,821

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Cash Investment Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Financial Company Commercial Paper (continued)

Macquarie Bank Limited 144A(z)	2.54%	2-25-2019	$28,000,000	$27,951,972

National Australia Bank Limited (1 Month LIBOR +0.20%) ±144A	2.72	8-2-2019	7,000,000	6,999,391

National Australia Bank Limited (1 Month LIBOR +0.27%) ±144A	2.77	5-21-2019	6,000,000	6,002,267

Oversea-Chinese Banking Corporation (3 Month LIBOR +0.14%) ±144A	2.75	5-10-2019	6,000,000	5,999,835

Oversea-Chinese Banking Corporation (1 Month LIBOR +0.25%) ±144A	2.77	5-8-2019	4,000,000	4,001,475

Skandinaviska Enskilda Banken AB 144A(z)	2.72	4-4-2019	15,000,000	14,935,136

Toronto Dominion Bank (3 Month LIBOR +0.14%) ±144A	2.70	5-2-2019	7,000,000	7,002,017

Toronto Dominion Bank (1 Month LIBOR +0.37%) ±144A	2.88	11-7-2019	7,000,000	7,007,080

Toronto Dominion Bank (3 Month LIBOR +0.21%) ±144A	2.98	12-6-2019	8,000,000	8,007,176

UBS AG London (3 Month LIBOR +0.08%) ±144A	2.67	2-7-2019	10,000,000	9,999,984

Westpac Banking Corporation (3 Month LIBOR +0.07%) ±144A	2.63	8-2-2019	8,000,000	7,999,617

Westpac Banking Corporation (1 Month LIBOR +0.21%) ±144A	2.72	9-19-2019	10,000,000	9,998,771

Westpac Banking Corporation (3 Month LIBOR +0.10%) ±144A%%	2.81	5-31-2019	12,000,000	12,001,832

				269,906,839

Other Commercial Paper: 5.13%

CNPC Finance 144A(z)	2.80	2-6-2019	13,000,000	12,994,490

Koch Industries Incorporated (z)	2.48	2-22-2019	5,000,000	4,992,511

Koch Industries Incorporated (z)	2.49	2-5-2019	10,000,000	9,996,713

Koch Industries Incorporated (z)	2.50	2-4-2019	10,000,000	9,997,377

Koch Industries Incorporated (z)	2.50	2-12-2019	10,000,000	9,991,963

Toyota Credit Canada Incorporated (1 Month LIBOR +0.19%) ±	2.70	7-5-2019	5,000,000	4,999,926

Toyota Finance Australia Limited (3 Month LIBOR +0.08%) ±	2.73	2-15-2019	9,000,000	9,000,172

Toyota Finance Australia Limited (3 Month LIBOR +0.09%) ±	2.91	3-22-2019	8,000,000	8,000,829

Toyota Motor Finance (3 Month LIBOR +0.10%) ±	2.68	4-30-2019	6,000,000	6,001,408

University of Pittsburgh	2.72	2-1-2019	3,000,000	3,000,015

				78,975,404

Total Commercial Paper (Cost $732,083,128)				732,161,101

Municipal Obligations: 15.73%

California: 1.75%

Other Municipal Debt: 1.75%

California Imperial Irrigation District Series B (Utilities Revenue)	2.60	2-20-2019	10,000,000	9,999,665

Orange County CA Water District Series B (Water Utilities)	2.58	2-14-2019	8,000,000	8,000,470

State of California Series B-5 (Miscellaneous Revenue)	2.55	2-6-2019	9,000,000	9,000,691

				27,000,826

Colorado: 3.63%

Variable Rate Demand Notes ø: 3.63%

Colorado HFA MFHR Class II Series B (Housing Revenue, FHLB SPA)	2.55	5-1-2052	29,505,000	29,505,000

Colorado Tender Option Bond Trust Receipts/Certificates Series 2017-TPG007 (Health Revenue, Bank of America NA LIQ) 144A	3.01	10-29-2027	26,340,000	26,340,000

				55,845,000

Georgia: 2.47%

Other Municipal Debt: 0.26%

Municipal Electric Authority of Georgia (Utilities Revenue)	2.57	2-19-2019	4,000,000	4,000,037

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo Cash Investment Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Note ø: 2.21%

Georgia Tender Option Bond Trust Receipts/Certificates Series 2018-TPG010 (Miscellaneous Revenue, Bank of America NA LIQ) 144A	2.79%	7-1-2020	$34,000,000	$34,000,000

Illinois: 0.45%

Variable Rate Demand Note ø: 0.45%

Illinois Housing Development Authority Series A-2 (Housing Revenue, HUD Insured, FHLB SPA)	2.45	7-1-2048	7,000,000	7,000,000

New Jersey: 1.17%

Variable Rate Demand Notes ø: 1.17%

Jets Stadium Development Series A-4B (Miscellaneous Revenue, Sumitomo Mitsui Banking Corporation LOC) 144A##	2.50	4-1-2047	18,020,000	18,020,000

New York: 1.95%

Other Municipal Debt: 0.52%

Long Island Power Authority Series 2015 (Miscellaneous Revenue)	2.65	3-12-2019	8,000,000	7,999,990

Variable Rate Demand Notes ø: 1.43%

New York HFA 222 East 44th Street Series A (Housing Revenue, Bank of China LOC)	2.50	5-1-2050	10,000,000	10,000,000

New York HFA Manhattan West Residential Housing Project Series B-2 (Housing Revenue, Bank of China LOC)	2.58	11-1-2049	10,000,000	10,000,000

RBC Municipal Products Incorporated Trust Series E-51 Invesco Van Kampen Trust (Miscellaneous Revenue, Royal Bank of Canada LOC) 144A	2.81	12-1-2019	2,000,000	2,000,000

				22,000,000

Oregon: 0.78%

Other Municipal Debt: 0.19%

Port of Portland International Airport Revenue Series C (Transportation Revenue)	2.83	4-3-2019	3,000,000	3,000,383

Variable Rate Demand Note ø: 0.58%

Oregon Tender Option Bond Trust Receipts/Certificates Series ZF2515 (Miscellaneous Revenue, Bank of America NA LIQ) 144A	2.61	5-1-2035	9,000,000	9,000,000

Other: 2.49%

Variable Rate Demand Notes ø: 2.49%

Providence St. Joseph Health Obligation Series 12-E (Health Revenue, U.S. Bank NA LOC)	2.50	10-1-2042	9,890,000	9,890,000

Providence St. Joseph Health Obligation Series 16-G (Health Revenue, Bank of Tokyo-Mitsubishi LOC)	2.49	10-1-2047	10,000,000	10,000,000

SSAB AB Series A (Miscellaneous Revenue, DNB Banking ASA LOC)	2.49	6-1-2035	6,000,000	6,000,000

Steadfast Crestvilla LLC Series A (Health Revenue, American AgCredit LOC)	2.50	2-1-2056	3,000,000	3,000,000

Steadfast Crestvilla LLC Series B (Health Revenue, U.S. Bank NA LOC)	2.50	2-1-2056	2,000,000	2,000,000

Sunroad Centrum Apartments 5 LP Series B (Housing Revenue, FHLB LOC)	2.50	8-1-2056	4,400,000	4,400,000

Tender Option Bond Trust Receipts/Certificates (Miscellaneous Revenue, Citibank NA LIQ) 144A	2.57	12-1-2027	3,000,000	3,000,000

				38,290,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Cash Investment Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania: 1.04%

Variable Rate Demand Note ø: 1.04%

RBC Municipal Products Incorporated Trust Series E-52 Invesco Van Kampen Trust (Miscellaneous Revenue, Royal Bank of Canada LOC) 144A	2.81%	12-1-2019	$16,000,000	$16,000,000

Total Municipal Obligations (Cost $242,155,000)				242,156,236

Other: 1.95%

JPMorgan Chase PUTTER/DRIVER Trust Series T0005 related to Blackrock Municipal Income Trust (JPMorgan Chase & Company LIQ) 144A§øø	2.50	7-2-2020	30,000,000	30,000,000

Total Other (Cost $30,000,000)				30,000,000

Other Instruments: 1.23%

Invesco Dynamic Credit Opportunities Fund Series W-7 §	2.56	6-1-2028	15,000,000	15,000,000

ROC III California Crossings Chino Hills LLC Series A §øø	2.50	1-1-2057	2,000,000	2,000,000

Sumitomo Mitsui Trust Banking Limited 144A§	2.05	3-6-2019	2,000,000	1,999,020

Total Other Instruments (Cost $18,998,834)				18,999,020

Other Notes: 0.71%

Corporate Bonds and Notes: 0.71%

Cellmark Incorporated Secured §	2.49	6-1-2038	11,000,000	11,000,000

Total Other Notes (Cost $11,000,000)				11,000,000

Repurchase Agreements ^^: 14.68%

Bank of America Corporation, dated 1-31-2019, maturity value $70,004,997 (1)	2.57	2-1-2019	70,000,000	70,000,000

Bank of Nova Scotia, dated 1-31-2019, maturity value $75,005,354 (2)	2.57	2-1-2019	75,000,000	75,000,000

BNP Paribas, dated 1-31-2019, maturity value $15,001,083 (3)	2.60	2-1-2019	15,000,000	15,000,000

GX Clarke & Company, dated 1-31-2019, maturity value $66,004,767 (4)	2.60	2-1-2019	66,000,000	66,000,000

Total Repurchase Agreements (Cost $226,000,000)				226,000,000

Total investments in securities (Cost $1,546,195,819)	100.42%	1,546,345,244

Other assets and liabilities, net	(0.42)	(6,435,775)

Total net assets	100.00%	$1,539,909,469

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

(z)	Zero coupon security. The rate represents the current yield to maturity.

##	All or a portion of this security is segregated for when-issued securities.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

§	The security is subject to a demand feature which reduces the effective maturity.

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.

^^	Collateralized by:

(1)	U.S. government securities, 3.00% to 3.50%, 8-20-2042 to 10-20-2046, fair value including accrued interest is $72,100,000.

(2)	U.S. government securities, 2.00% to 7.00%, 12-15-2023 to 1-20-2049, fair value including accrued interest is $77,247,271.

(3)	U.S. government securities, 1.13% to 7.00%, 2-28-2019 to 12-1-2048, fair value including accrued interest is $15,435,982.

(4)	U.S. government securities, 1.38% to 10.00%, 2-15-2019 to 2-1-2057, fair value including accrued interest is $67,912,043.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo Cash Investment Money Market Fund	15

Abbreviations:

DRIVER	Derivative inverse tax-exempt receipts

FHLB	Federal Home Loan Bank

HFA	Housing Finance Authority

HUD	Department of Housing and Urban Development

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

MFHR	Multifamily housing revenue

PUTTER	Puttable tax-exempt receipts

ROC	Reset option certificates

SPA	Standby purchase agreement

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Cash Investment Money Market Fund	Statement of assets and liabilities—January 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $1,320,195,819)	$1,320,345,244
Investments in repurchase agreements, at value (cost $226,000,000)	226,000,000
Cash	23,319
Receivable for Fund shares sold	120,050
Receivable for interest	2,162,995
Prepaid expenses and other assets	58,475

Total assets	1,548,710,083

Liabilities
Payable for investments purchased	8,000,000
Payable for Fund shares redeemed	215,684
Management fee payable	114,637
Administration fees payable	83,041
Trustees’ fees and expenses payable	1,866
Dividends payable	1,811
Accrued expenses and other liabilities	383,575

Total liabilities	8,800,614

Total net assets	$1,539,909,469

NET ASSETS CONSIST OF
Paid-in capital	$1,539,736,063
Total distributable earnings	173,406

Total net assets	$1,539,909,469

COMPUTATION OF NET ASSET VALUE
Net assets – Administrator Class	$136,125,557
Shares outstanding – Administrator Class[1]	136,059,474
Net asset value per share – Administrator Class	$1.0005
Net assets – Institutional Class	$517,980,615
Shares outstanding – Institutional Class[1]	517,726,300
Net asset value per share – Institutional Class	$1.0005
Net assets – Select Class	$735,331,988
Shares outstanding – Select Class[1]	734,943,658
Net asset value per share – Select Class	$1.0005
Net assets – Service Class	$150,471,309
Shares outstanding – Service Class[1]	150,383,538
Net asset value per share – Service Class	$1.0006

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended January 31, 2019	Wells Fargo Cash Investment Money Market Fund	17

Investment income
Interest	$31,717,113

Expenses
Management fee	2,152,302
Administration fees
Administrator Class	129,512
Institutional Class	389,711
Select Class	267,257
Service Class	180,090
Shareholder servicing fees
Administrator Class	129,512
Service Class	375,188
Custody and accounting fees	128,529
Professional fees	42,001
Registration fees	36,580
Shareholder report expenses	34,795
Trustees’ fees and expenses	11,724
Other fees and expenses	52,585

Total expenses	3,929,786
Less: Fee waivers and/or expense reimbursements	(909,158)

Net expenses	3,020,628

Net investment income	28,696,485

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	18,043
Net change in unrealized gains (losses) on investments	(7,945)

Net realized and unrealized gains (losses) on investments	10,098

Net increase in net assets resulting from operations	$28,706,583

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Cash Investment Money Market Fund	Statement of changes in net assets

	Year ended January 31, 2019		Year ended January 31, 2018[1]

Operations
Net investment income		$28,696,485		$19,365,262
Net realized gains on investments		18,043		158,568
Net change in unrealized gains (losses) on investments		(7,945)		(28,138)

Net increase in net assets resulting from operations		28,706,583		19,495,692

Distributions to shareholders from net investment income and net realized gains
Administrator Class		(2,465,614)		(1,125,792)
Institutional Class		(9,770,370)		(6,993,029)
Select Class		(13,889,010)		(9,764,841)
Service Class		(2,571,492)		(1,481,600)

Total distributions to shareholders		(28,696,486)		(19,365,262)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Administrator Class	208,831,612	208,924,052	195,185,039	195,282,601
Institutional Class	1,335,820,742	1,336,437,928	1,908,490,605	1,909,455,936
Select Class	3,101,735,175	3,103,165,040	3,039,441,713	3,040,958,595
Service Class	1,098,229,467	1,098,801,000	1,296,529,040	1,297,284,224

		5,747,328,020		6,442,981,356

Reinvestment of distributions
Administrator Class	2,416,281	2,417,344	1,103,656	1,104,204
Institutional Class	9,639,093	9,643,341	6,770,934	6,774,391
Select Class	13,800,113	13,806,425	9,369,322	9,374,001
Service Class	2,523,025	2,524,353	1,443,685	1,444,535

		28,391,463		18,697,131

Payment for shares redeemed
Administrator Class	(184,686,866)	(184,768,170)	(205,288,879)	(205,391,015)
Institutional Class	(1,467,240,930)	(1,467,914,637)	(2,031,635,674)	(2,032,680,970)
Select Class	(3,097,745,586)	(3,099,164,118)	(3,204,452,986)	(3,206,048,194)
Service Class	(1,137,900,078)	(1,138,490,122)	(1,299,975,132)	(1,300,735,721)

		(5,890,337,047)		(6,744,855,900)

Net decrease in net assets resulting from capital share transactions		(114,617,564)		(283,177,413)

Total decrease in net assets		(114,607,467)		(283,046,983)

Net assets
Beginning of period		1,654,516,936		1,937,563,919

End of period		$1,539,909,469		$1,654,516,936

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at January 31, 2018 was $5,939. The disaggregated distributions information for the year ended January 31, 2018 is included in Note 5, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Cash Investment Money Market Fund	19

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2019	2018	2017	2016[1]	2015[1]
Net asset value, beginning of period	$1.0005	$1.0004	$1.0000	$1.00	$1.00
Net investment income	0.0189	0.0096	0.0029	0.00 [2]	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0000 [3]	0.0001	0.0004	0.00 [2]	0.00 [2]

Total from investment operations	0.0189	0.0097	0.0033	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0189)	(0.0096)	(0.0029)	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.0005	$1.0005	$1.0004	$1.00	$1.00
Total return	1.91%	0.97%	0.33%	0.03%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.37%	0.38%	0.36%	0.35%	0.35%
Net expenses	0.33%	0.33%	0.33%	0.26%	0.19%
Net investment income	1.90%	0.96%	0.26%	0.03%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$136,126	$109,551	$118,548	$297,396	$396,339

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

[3]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Cash Investment Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
INSTITUTIONAL CLASS	2019	2018	2017	2016[1]	2015[1]
Net asset value, beginning of period	$1.0005	$1.0004	$1.0000	$1.00	$1.00
Net investment income	0.0202	0.0109	0.0043	0.00 [2]	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0000 [3]	0.0001	0.0003	0.00 [2]	0.00 [2]

Total from investment operations	0.0202	0.0110	0.0046	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0202)	(0.0109)	(0.0042)	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.0005	$1.0005	$1.0004	$1.00	$1.00
Total return	2.04%	1.10%	0.46%	0.09%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.25%	0.26%	0.23%	0.23%	0.23%
Net expenses	0.20%	0.20%	0.20%	0.20%	0.19%
Net investment income	2.01%	1.08%	0.37%	0.10%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$517,981	$639,823	$756,218	$5,027,125	$4,320,392

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

[3]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Cash Investment Money Market Fund	21

(For a share outstanding throughout each period)

	Year ended January 31
SELECT CLASS	2019	2018	2017	2016[1]	2015[1]
Net asset value, beginning of period	$1.0005	$1.0004	$1.0000	$1.00	$1.00
Net investment income	0.0209	0.0116	0.0049	0.00 [2]	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0000 [3]	0.0001	0.0004	0.00 [2]	0.00 [2]

Total from investment operations	0.0209	0.0117	0.0053	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0209)	(0.0116)	(0.0049)	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.0005	$1.0005	$1.0004	$1.00	$1.00
Total return	2.11%	1.17%	0.53%	0.16%	0.07%
Ratios to average net assets (annualized)
Gross expenses	0.21%	0.22%	0.19%	0.19%	0.19%
Net expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Net investment income	2.08%	1.14%	0.44%	0.16%	0.07%
Supplemental data
Net assets, end of period (000s omitted)	$735,332	$717,508	$873,167	$5,595,704	$5,889,779

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

[3]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Cash Investment Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2019	2018	2017	2016[1]	2015[1]
Net asset value, beginning of period	$1.0006	$1.0005	$1.0000	$1.00	$1.00
Net investment income	0.0171	0.0079	0.0011	0.00 [2]	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0001	0.0001	0.0006	0.00 [2]	0.00 [2]

Total from investment operations	0.0172	0.0080	0.0017	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0172)	(0.0079)	(0.0012)	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.0006	$1.0006	$1.0005	$1.00	$1.00
Total return	1.73%	0.80%	0.17%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.54%	0.55%	0.52%	0.52%	0.52%
Net expenses	0.50%	0.50%	0.50%	0.28%	0.19%
Net investment income	1.71%	0.78%	0.08%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$150,471	$187,635	$189,632	$1,237,014	$1,438,336

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Cash Investment Money Market Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Cash Investment Money Market Fund (the “Fund”) which is a diversified series of the Trust.

The Fund operates as an institutional non-government money market fund. As an institutional non-government money market fund, shareholders will transact at a floating net asset value (NAV) rounded to four decimal-places in accordance with the valuation policies below.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest

24	Wells Fargo Cash Investment Money Market Fund	Notes to financial statements

receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of January 31, 2019, the aggregate cost of all investments for federal income tax purposes was $1,546,195,819 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$171,796

Gross unrealized losses	(22,371)

Net unrealized gains	$149,425

Class allocations

The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Cash Investment Money Market Fund	25

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Certificates of deposit	$0	$286,028,887	$0	$286,028,887

Commercial paper	0	732,161,101	0	732,161,101

Municipal obligations	0	242,156,236	0	242,156,236

Other	0	30,000,000	0	30,000,000

Other instruments	0	18,999,020	0	18,999,020

Other notes	0	11,000,000	0	11,000,000

Repurchase agreements	0	226,000,000	0	226,000,000

Total assets	$0	$1,546,345,244	$0	$1,546,345,244

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At January 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.15% and declining to 0.13% as the average daily net assets of the Fund increase. For the year ended January 31, 2019, the management fee was equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase. Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A., an affiliate of Funds Management and wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from WellsCap at an annual rate starting at 0.0025% and declining to 0.0005% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Administrator Class	0.10%

Institutional Class	0.08

Select Class	0.04

Service Class	0.12

26	Wells Fargo Cash Investment Money Market Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through May 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.35% for Administrator Class shares, 0.20% for Institutional Class shares, 0.13% for Select Class shares and 0.50% for Service Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Administrator Class and Service Class of the Fund are charged a fee at an annual rate of 0.10% and 0.25%, respectively, of their average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $28,696,486 and $19,365,262 of ordinary income for the years ended January 31, 2019 and January 31, 2018, respectively.

As of January 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains

$25,792	$149,425

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended January 31, 2018 were as follows:

Net investment income

Administrator Class	$1,125,792

Institutional Class	6,993,029

Select Class	9,764,841

Service Class	1,481,600

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo Cash Investment Money Market Fund	27

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Cash Investment Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

March 27, 2019

28	Wells Fargo Cash Investment Money Market Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended January 31, 2019, $17,995,298 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargofunds.com) on a 1-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Cash Investment Money Market Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

30	Wells Fargo Cash Investment Money Market Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Cash Investment Money Market Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

320762 03-19 A302/AR302 01-19

Annual Report

January 31, 2019

Institutional Money Market Funds

∎	Wells Fargo Heritage Money Market Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Heritage Money Market Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Heritage Money Market Fund for the 12-month period that ended January 31, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility throughout the year.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 fell 2.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 12.58%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 14.24%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 2.25% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.26%. The Bloomberg Barclays Municipal Bond Index6 added 3.26%, and the ICE BofAML U.S. High Yield Index7 gained 1.57%.

A move to normalize U.S. monetary policy influenced markets.

Through January 2018, the S&P 500 Index and MSCI ACWI ex USA Index (Net) delivered positive returns every month for more than a year. In February 2018, that streak ended. The S&P 500 Index fell 3.69% during February and the MSCI ACWI ex USA Index (Net) dropped 4.72%. For the quarter, the S&P 500 Index recorded its first negative quarterly return since 2014. The MSCI ACWI ex USA Index (Net) fell 1.18% for the quarter.

During the year, the U.S. Federal Reserve (Fed) sought to normalize accommodative monetary policies in place since the 2008 global financial crisis and recession. Short-term interest rates, as measured by U.S. Treasury bills—maturities ranging from 3 to 12 months—increased an average of 89 basis points (bps; 100 bps equal 1.00%). Rates for 10-year and 30-year Treasuries increased 17 bps and 18 bps, respectively. Slower growth of long-term rates raised concerns for a flattening yield curve, sometimes associated with recessions. The Fed raised the federal funds rate by 25 bps in March 2018 to a target range of between 1.50% and 1.75%. The Bank of England (BOE) indicated a bias to increase rates later in 2018. The European Central Bank, the Bank of Japan, and the People’s Bank of China (PBOC) maintained low interest rates.

Global trade tensions heightened investor concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The Fed raised the federal funds rate by 25 bps to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61% while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Heritage Money Market Fund	3

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter gross domestic product (GDP) annualized growth of 4.2%. Hiring improved. Employment data remained strong. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations were even better, as measured by the Russell 2000® Index,8 adding 7.75%.

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as reassured. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The BOE raised its monetary policy rate to 0.75% in August. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

For the S&P 500 Index and the MSCI ACWI ex USA Index (Net), negative stock market performance during October and December bracketed positive November returns. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year.

November’s U.S. mid-term elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. The Bureau of Economic Analysis reported that third-quarter U.S. GDP grew at an annualized 3.4% rate, solid, but lower than the second quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The PBOC cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

After the Fed increased the federal funds rate by 25 bps to a target range of between 2.25% and 2.50% in December—the ninth such increase since the Fed began three years ago to raise rates from near zero—it softened its outlook for further interest rate increases in 2019.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX10.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of savings and spending. You cannot invest directly in an index.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Heritage Money Market Fund	Letter to shareholders (unaudited)

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Heritage Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Capital Management Singapore

Portfolio managers

Michael C. Bird, CFA®‡

Jeffrey L. Weaver, CFA®‡

Laurie White

Average annual total returns (%) as of January 31, 2019

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]

Administrator Class (SHMXX)	6-29-1995	1.91	0.64	0.35	0.40	0.35

Institutional Class (SHIXX)	3-31-2000	2.04	0.73	0.43	0.28	0.20

Select Class (WFJXX)	6-29-2007	2.11	0.80	0.50	0.24	0.13

Service Class (WHTXX)[3]	6-30-2010	1.81	0.58	0.32	0.57	0.43

Yield summary (%) as of January 31, 20192

	Administrator Class	Institutional Class	Select Class	Service Class

7-day current yield	2.36	2.49	2.56	2.26

7-day compound yield	2.39	2.52	2.59	2.29

30-day simple yield	2.35	2.48	2.55	2.25

30-day compound yield	2.38	2.51	2.58	2.28

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Each class is sold without a front-end sales charge or contingent deferred sales charge.

For floating NAV money market funds: You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Heritage Money Market Fund	7

Portfolio composition as of January 31, 2019[4]

Effective maturity distribution as of January 31, 2019[4]

Weighted average maturity as of January 31, 2019[5]

19 days

Weighted average life as of January 31, 2019[6]

65 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through May 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 2.34%, 2.46%, 2.50%, and 2.17% for Administrator Class, Institutional Class, Select Class, and Service Class, respectively. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Service Class shares prior to their inception reflects the performance of Administrator Class shares and has not been adjusted to reflect the higher expenses applicable to Service Class shares. If these expenses had been adjusted, returns for Service Class shares would be lower.

[4]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[5]

Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[6]

Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

[7]

Crane Data LLC is a money market and mutual fund information company that collects, tracks, and maintains data about money markets, money market mutual funds based on types of funds, bank savings, and cash investments. The data includes performance, statistics, and related information. Crane Data LLC distributes rankings, news, and indexes, including the Crane Prime Institutional Money Market Index, based on the data. Crane Data publishes Money Fund Intelligence, Money Fund Intelligence XLS, Money Fund Wisdom, the Crane Money Fund Indexes, and other products. You cannot invest directly in an index.

8	Wells Fargo Heritage Money Market Fund	Performance highlights (unaudited)

MANAGERS’ DISCUSSION

For most of the reporting period, continued economic improvement allowed the Federal Open Market Committee (FOMC) to remove policy accommodation on a fairly predictable quarterly basis. The U.S. economy achieved above-trend growth, low unemployment, and moderating inflation at the same time as fiscal policy was proving to be an economic tailwind. The FOMC’s Summary of Economic Projections (SEP) through September reflected this scenario and provided the market with some clarity as to the path of future interest rate policy. However, the economic landscape changed in the fourth quarter as the U.S. engaged in various trade wars, the midterm elections disrupted the legislative composition, and financial conditions tightened. These factors began softening economic data and confidence, leading to increased volatility in risk assets. At the conclusion of the FOMC policy meeting on December 19, 2018, the federal funds target rate was raised to a target range of between 2.25% to 2.50% while the rate of interest on excess reserves (IOER) was increased by only 20 basis points (bps; 100 bps equal 1.00%) to 2.40%. That was the second time the IOER rate was increased 5 bps less than the increase in the target rate in an effort to keep the effective federal funds rate from drifting to the upper level of the target range.

In the accompanying SEP, the FOMC provided insight on its view of the economy, inflation, and the corresponding monetary policy expected over the next few years. And the December projections did not disappoint market observers, with the FOMC marginally decreasing its outlook on growth and inflation and correspondingly lowering the glide path for its target rate, decreasing its median outlook for interest rate hikes in 2019 from three to two (2.875%). Comparing the September and December target rate projections, the longer-term section points to an expectation of the eventual neutral rate being marginally lower at 2.75% and lowered 2020 and 2021 median interest rate expectations at 3.125%. On the growth front, the 2019 median gross domestic product projection edged down 0.2% to 2.3% while 2020 and 2021 growth projections remained unchanged at 2.0% and 1.8%, respectively. Core inflation in the 2019 to 2021 projections all declined 0.1% to 2.0%. The lower expectations for interest rates in the next three years show the FOMC members are less concerned regarding the potential for inflationary pressures and more focused on balancing a somewhat softer economy. In fact, the statement released at the conclusion of the January 2019 FOMC meeting removed the wording of “some further gradual increases,” citing increasing downside risk from abroad, weaker domestic data, and tighter financial conditions.

As the FOMC’s expectations for rate increases moved lower, the market expectations for federal funds rate increases, as measured by federal funds futures, moved even lower still. Market participants are barely pricing in any rate hike in 2019 and may even be starting to prepare for a possible rate cut toward the end of 2019 and into 2020. The U.S. Federal Reserve will have plenty of opportunities to adjust expectations starting in 2019 as Chair Jerome Powell will conduct a press conference after each FOMC meeting instead of only quarterly. On the heels of the FOMC lowering its economic and inflation projections, risk assets underperformed and U.S. equities are teetering near bear-market territory.

The rise in short rates has brought not only attention but perhaps also nontraditional money market investors (those who typically invest in longer-term debt or equities) into the short end of the market. The Crane Prime Institutional Money Market Index, maintained by Crane Data LLC7, was up over $61 billion period over period, with all prime assets up over $152 billion. Investors reexamining this product are realizing that the changes implemented from the 2010 money market reform have made a material difference in the construction of prime money market fund portfolios. The added liquidity requirements and maturity restrictions have had a beneficial impact on dampening net asset value (NAV) volatility even as the FOMC continued to raise rates and credit spreads widened. In addition, added transparency of holdings can provide a daily view of the portfolio construction process and allow shareholders to assess portfolio risks.

Strategic outlook

The FOMC has pivoted from a gradually removing accommodation outlook to a data-dependent stance requiring what it terms as “patience.” Going forward, money market investors should continue to look toward the FOMC and other market indicators for future rate guidance. As we get more clarity as to the end of the tightening cycle, money market participants may look to extend weighted average maturities (WAMs) to capture higher yields. Our strategy of emphasizing highly liquid portfolios, relatively short WAMs, and a position in securities that resets frequently allows us to capture elevated London Interbank Offered Rate levels with minimal NAV pricing pressures and afford the flexibility to add longer-dated securities as opportunities arise.

Please see footnotes on page 7.

Fund expenses (unaudited)	Wells Fargo Heritage Money Market Fund	9

As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2018 to January 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2018	Ending account value 1-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Administrator Class

Actual	$1,000.00	$1,010.60	$1.67	0.33%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	$1.68	0.33%
Institutional Class

Actual	$1,000.00	$1,011.37	$1.01	0.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	$1.02	0.20%
Select Class

Actual	$1,000.00	$1,011.72	$0.66	0.13%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.55	$0.66	0.13%
Service Class

Actual	$1,000.00	$1,010.20	$2.18	0.43%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	$2.19	0.43%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10	Wells Fargo Heritage Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Certificates of Deposit: 22.74%

Bank of Montreal (1 Month LIBOR +0.15%) ±	2.66%	3-12-2019	$85,000,000	$85,015,722

Bank of Montreal (1 Month LIBOR +0.22%) ±	2.73	10-4-2019	40,000,000	40,005,242

Bank of Montreal (3 Month LIBOR +0.22%) ±	2.99	12-10-2019	61,000,000	61,060,671

Bank of Nova Scotia (1 Month LIBOR +0.20%) ±	2.71	8-14-2019	40,000,000	39,995,602

Bank of Nova Scotia (3 Month LIBOR +0.10%) ±	2.89	9-16-2019	20,000,000	20,007,185

Canadian Imperial Bank (3 Month LIBOR +0.20%) ±	2.74	5-1-2019	83,000,000	83,031,381

Canadian Imperial Bank (3 Month LIBOR +0.19%) ±	2.94	1-30-2020	60,000,000	60,046,463

China Construction Bank Corporation NY (1 Month LIBOR +0.25%) ±	2.75	7-19-2019	100,000,000	99,999,980

China Construction Bank Corporation NY (1 Month LIBOR +0.25%) ±	2.76	7-19-2019	3,000,000	2,999,999

Commonwealth Bank of Australia (3 Month LIBOR +0.25%) ±	3.06	4-3-2019	40,000,000	40,012,356

First Abu Dhabi Bank	2.38	2-1-2019	110,000,000	110,000,000

HSBC Bank USA NA	2.42	2-1-2019	155,000,000	155,000,000

HSBC Bank USA NA (3 Month LIBOR +0.13%) ±	2.73	8-9-2019	25,000,000	25,010,230

HSBC Bank USA NA (3 Month LIBOR +0.18%) ±	2.80	5-10-2019	40,000,000	40,018,817

Mizuho Bank Limited (1 Month LIBOR +0.19%) ±	2.71	4-10-2019	90,000,000	89,993,276

Mizuho Bank Limited (3 Month LIBOR +0.30%) ±	3.04	4-30-2019	18,000,000	18,009,671

MUFG Bank Limited (1 Month LIBOR +0.30%) ±	2.82	5-1-2019	40,000,000	40,008,460

National Bank of Kuwait	2.37	2-1-2019	69,125,000	69,125,000

Nordea Bank AB (1 Month LIBOR +0.17%) ±	2.68	6-13-2019	50,000,000	49,998,612

Norinchukin Bank	2.75	4-8-2019	65,000,000	65,021,007

Oversea-Chinese Banking Corporation (1 Month LIBOR +0.14%) ±	2.65	3-13-2019	42,000,000	42,007,342

Oversea-Chinese Banking Corporation (1 Month LIBOR +0.20%) ±	2.71	9-19-2019	32,000,000	31,994,034

State Street Bank & Trust (1 Month LIBOR +0.27%) ±	2.78	5-15-2019	40,000,000	40,007,790

Stockholms Enskilda Bank (3 Month LIBOR +0.27%) ±	3.03	7-26-2019	40,000,000	40,048,861

Sumitomo Mitsui Banking Corporation (1 Month LIBOR +0.19%) ±	2.69	3-27-2019	88,000,000	88,019,644

Sumitomo Mitsui Banking Corporation (1 Month LIBOR +0.20%) ±	2.70	3-28-2019	40,000,000	40,009,462

Sumitomo Mitsui Trust NY (1 Month LIBOR +0.18%) ±	2.69	2-6-2019	15,935,000	15,935,717

Sumitomo Mitsui Trust NY (1 Month LIBOR +0.30%) ±	2.80	5-28-2019	41,000,000	41,017,195

Sumitomo Mitsui Trust NY (1 Month LIBOR +0.30%) ±	2.81	5-21-2019	55,000,000	55,021,282

Sumitomo Mitsui Trust NY (3 Month LIBOR +0.12%) ±	2.92	7-8-2019	55,000,000	55,004,253

Sumitomo Mitsui Trust NY (3 Month LIBOR +0.15%) ±	2.93	4-18-2019	40,000,000	40,003,720

Svenska Handelsbanken (3 Month LIBOR +0.27%) ±	3.03	10-21-2019	35,000,000	35,056,821

Svenska Handelsbanken (3 Month LIBOR +0.15%) ±	2.95	10-2-2019	58,000,000	58,044,915

Toronto Dominion Bank (3 Month LIBOR +0.08%) ±	2.71	8-16-2019	47,000,000	47,009,853

US Bank NA (1 Month LIBOR +0.26%) ±	2.77	7-23-2019	40,000,000	39,998,106

Total Certificates of Deposit (Cost $1,863,116,459)				1,863,538,669

Commercial Paper: 48.86%

Asset-Backed Commercial Paper: 26.55%

Alpine Securitization LLC (1 Month LIBOR +0.18%) ±144A	2.68	4-1-2019	14,000,000	14,003,511

Alpine Securitization LLC (1 Month LIBOR +0.20%) ±144A	2.71	3-6-2019	13,000,000	13,002,827

Alpine Securitization LLC (1 Month LIBOR +0.20%) ±144A	2.72	6-28-2019	60,000,000	60,002,411

Anglesea Funding LLC (1 Month LIBOR +0.20%) ±144A	2.71	3-8-2019	83,000,000	82,998,802

Anglesea Funding LLC (1 Month LIBOR +0.20%) ±144A	2.71	3-15-2019	59,000,000	59,014,626

Anglesea Funding LLC (1 Month LIBOR +0.20%) ±144A%%	2.71	7-31-2019	78,000,000	78,000,000

Anglesea Funding LLC (1 Month LIBOR +0.25%) ±144A	2.75	5-24-2019	22,000,000	22,006,908

Anglesea Funding LLC (1 Month LIBOR +0.25%) ±144A	2.75	5-20-2019	38,000,000	37,998,627

Atlantic Asset Securitization Corporation 144A(z)	2.84	3-4-2019	45,000,000	44,896,600

Barton Capital Corporation 144A(z)	2.81	2-12-2019	14,660,000	14,647,788

Bedford Row Funding Corporation (1 Month LIBOR +0.34%) ±144A	2.86	6-10-2019	35,000,000	35,020,799

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo Heritage Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Commercial Paper (continued)

Bennington Stark Capital Company 144A(z)	2.85%	4-8-2019	$55,000,000	$54,732,940

Cedar Spring Capital Corporation 144A(z)	2.52	2-6-2019	58,000,000	57,975,582

Chesham Finance Limited 144A(z)	2.55	2-1-2019	120,000,000	119,991,910

Collateralized Commercial Paper II Company LLC (3 Month LIBOR +0.26%) ±144A	3.06	12-31-2019	61,000,000	61,059,304

Collateralized Commercial Paper II Company LLC (3 Month LIBOR +0.27%) ±144A	3.07	1-8-2020	62,000,000	62,067,343

Concord Minutemen Capital Company 144A(z)	2.50	2-1-2019	20,279,000	20,277,633

Concord Minutemen Capital Company 144A(z)	2.55	2-8-2019	34,278,000	34,259,307

Concord Minutemen Capital Company 144A(z)	2.66	2-11-2019	5,000,000	4,996,234

Concord Minutemen Capital Company 144A(z)	2.83	4-2-2019	16,000,000	15,929,132

Concord Minutemen Capital Company 144A(z)	2.85	2-27-2019	18,000,000	17,966,196

Concord Minutemen Capital Company 144A(z)	2.87	4-9-2019	45,455,000	45,228,160

Crown Point Capital Company (1 Month LIBOR +0.20%) ±144A	2.72	3-11-2019	75,000,000	74,998,161

Crown Point Capital Company (1 Month LIBOR +0.23%) ±144A	2.74	5-15-2019	104,000,000	104,029,776

Great Bridge Capital Company 144A(z)	2.71	2-21-2019	59,000,000	58,913,064

Great Bridge Capital Company 144A(z)	2.78	2-5-2019	53,000,000	52,982,076

Institutional Secured Funding LLC 144A(z)	2.57	2-1-2019	218,000,000	217,985,303

Kells Funding LLC 144A(z)	2.71	2-6-2019	42,000,000	41,983,067

Komatsu Finance America Incorporated 144A(z)	2.50	2-12-2019	62,500,000	62,449,354

Lexington Parker Capital Company LLC 144A(z)	2.50	2-6-2019	39,972,000	39,955,505

Liberty Funding LLC 144A(z)	2.72	4-18-2019	5,000,000	4,971,606

LMA Americas LLC 144A(z)	2.86	2-27-2019	18,000,000	17,966,196

LMA Americas LLC 144A(z)	2.87	2-26-2019	37,000,000	36,933,141

LMA Americas LLC 144A(z)	2.87	3-5-2019	45,000,000	44,896,050

Manhattan Asset Funding Company LLC 144A(z)	2.56	2-15-2019	27,000,000	26,972,100

Mountcliff Funding LLC 144A(z)	2.50	2-1-2019	125,000,000	124,991,573

Mountcliff Funding LLC (1 Month LIBOR +0.25%) ±144A##	2.75	8-30-2019	80,000,000	80,000,000

Nieuw Amsterdam Receivables Corporation 144A(z)	2.50	2-7-2019	40,000,000	39,981,100

Old Line Funding LLC (1 Month LIBOR +0.19%) ±144A	2.70	5-13-2019	40,000,000	39,997,789

Old Line Funding LLC (1 Month LIBOR +0.22%) ±144A	2.74	8-1-2019	24,000,000	23,998,841

Ridgefield Funding Company LLC 144A(z)	2.55	2-4-2019	8,300,000	8,297,751

Victory Receivables Corporation 144A(z)	2.55	2-1-2019	31,000,000	30,997,940

White Plains Capital 144A(z)	3.02	3-5-2019	49,000,000	48,873,425

White Plains Capital 144A(z)	3.02	4-9-2019	38,000,000	37,791,414

				2,176,041,872

Financial Company Commercial Paper: 17.56%

ASB Finance Limited (3 Month LIBOR +0.20%) ±144A	3.00	4-11-2019	34,000,000	34,005,857

Banco Santander Chile 144A(z)	2.96	3-4-2019	25,000,000	24,939,622

Banco Santander Chile 144A(z)	2.96	3-5-2019	14,500,000	14,463,767

Bank of Nova Scotia (1 Month LIBOR +0.18%) ±144A	2.70	7-2-2019	40,000,000	39,997,778

Bank of Nova Scotia (1 Month LIBOR +0.19%) ±144A	2.70	5-6-2019	43,000,000	43,009,193

Bedford Row Funding Corporation (3 Month LIBOR +0.22%) ±144A	3.02	1-3-2020	50,000,000	49,999,786

BNZ International Funding Limited (1 Month LIBOR +0.19%) ±144A	2.69	5-20-2019	40,000,000	40,005,588

BNZ International Funding Limited (3 Month LIBOR +0.15%) ±144A	2.90	4-26-2019	32,000,000	32,006,327

CME Group Incorporated 144A(z)	2.50	2-12-2019	32,000,000	31,973,803

CME Group Incorporated 144A(z)	2.52	2-5-2019	75,500,000	75,475,063

Commonwealth Bank of Australia (3 Month LIBOR +0.10%) ±144A	2.68	5-3-2019	38,000,000	38,003,707

Commonwealth Bank of Australia (1 Month LIBOR +0.21%) ±144A	2.72	9-16-2019	43,000,000	42,995,218

Commonwealth Bank of Australia (3 Month LIBOR +0.60%) ±144A	3.40	12-19-2019	40,000,000	40,142,912

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Heritage Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Financial Company Commercial Paper (continued)

DBS Bank Limited (1 Month LIBOR +0.14%) ±144A	2.64%	3-21-2019	$65,000,000	$65,011,590

Federation des Caisses (1 Month LIBOR +0.26%) ±144A	2.78	2-11-2019	39,000,000	39,004,068

Federation des Caisses (3 Month LIBOR +0.13%) ±144A	2.81	5-22-2019	20,000,000	20,004,086

Federation des Caisses (1 Month LIBOR +0.30%) ±144A	2.81	6-25-2019	40,000,000	40,017,908

ING Funding LLC (1 Month LIBOR +0.25%) ±	2.77	2-11-2019	40,000,000	40,004,104

JPMorgan Securities (1 Month LIBOR +0.15%) ±	2.65	2-28-2019	47,000,000	47,006,689

Macquarie Bank Limited 144A(z)	2.54	2-25-2019	70,700,000	70,578,730

National Australia Bank Limited (1 Month LIBOR +0.20%) ±144A	2.72	8-2-2019	40,000,000	39,996,521

National Australia Bank Limited (1 Month LIBOR +0.27%) ±144A	2.77	5-21-2019	41,000,000	41,015,493

National Australia Bank Limited (3 Month LIBOR +0.24%) ±144A	3.01	7-25-2019	30,200,000	30,209,891

Oversea-Chinese Banking Corporation (3 Month LIBOR +0.14%) ±144A	2.75	5-10-2019	42,000,000	41,998,845

Oversea-Chinese Banking Corporation (1 Month LIBOR +0.25%) ±144A	2.77	5-8-2019	44,000,000	44,016,221

Toronto Dominion Bank (3 Month LIBOR +0.14%) ±144A	2.70	5-2-2019	40,000,000	40,011,523

Toronto Dominion Bank (1 Month LIBOR +0.37%) ±144A	2.88	11-7-2019	40,000,000	40,040,459

Toronto Dominion Bank (3 Month LIBOR +0.21%) ±144A	2.98	12-6-2019	87,000,000	87,078,036

UBS AG London (3 Month LIBOR +0.08%) ±144A	2.67	2-7-2019	70,000,000	69,999,885

Westpac Banking Corporation (3 Month LIBOR +0.07%) ±144A	2.63	8-2-2019	63,000,000	62,996,979

Westpac Banking Corporation (1 Month LIBOR +0.21%) ±144A	2.72	9-19-2019	55,000,000	54,993,239

Westpac Banking Corporation (3 Month LIBOR +0.10%) ±144A	2.81	5-31-2019	58,000,000	58,008,854

				1,439,011,742

Other Commercial Paper: 4.75%

CNPC Finance 144A(z)	2.80	2-6-2019	55,000,000	54,976,689

Koch Industries Incorporated (z)	2.49	2-5-2019	37,000,000	36,987,836

Koch Industries Incorporated (z)	2.50	2-4-2019	63,000,000	62,983,473

Koch Industries Incorporated (z)	2.50	2-12-2019	32,000,000	31,974,283

Toyota Credit Canada Incorporated (1 Month LIBOR +0.19%) ±	2.70	7-5-2019	37,000,000	36,999,454

Toyota Finance Australia Limited (3 Month LIBOR +0.08%) ±	2.73	2-15-2019	38,000,000	38,000,727

Toyota Finance Australia Limited (3 Month LIBOR +0.09%) ±	2.91	3-22-2019	40,000,000	40,004,146

Toyota Motor Finance (3 Month LIBOR +0.10%) ±	2.68	4-30-2019	41,000,000	41,009,618

Toyota Motor Finance (3 Month LIBOR +0.13%) ±	2.87	6-4-2019	46,000,000	46,017,724

				388,953,950

Total Commercial Paper (Cost $4,003,497,671)				4,004,007,564

Municipal Obligations: 12.40%

California: 1.45%

Other Municipal Debt: 1.45%

California Imperial Irrigation District Series B (Utilities Revenue)	2.60	2-20-2019	65,500,000	65,497,806

State of California Series B-5 (Miscellaneous Revenue)	2.55	2-6-2019	52,990,000	52,994,070

				118,491,876

Colorado: 1.79%

Variable Rate Demand Notes ø: 1.79%

Colorado HFA MFHR Class I Series AA (Housing Revenue, Bank of America NA SPA)	2.44	5-1-2041	15,000,000	15,000,000

Colorado HFA MFHR Class II Series B (Housing Revenue, FHLB SPA)	2.55	5-1-2052	90,915,000	90,915,000

Colorado Southern Ute Indian Tribe Reservation Series 2007 (Miscellaneous Revenue)	2.55	1-1-2027	41,040,000	41,040,000

				146,955,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo Heritage Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Florida: 0.07%

Other Municipal Debt: 0.07%

Hillsborough County of Florida (Miscellaneous Revenue)	2.83%	3-28-2019	$5,507,000	$5,507,804

Georgia: 0.13%

Other Municipal Debt: 0.07%

Municipal Electric Authority of Georgia (Utilities Revenue)	2.57	2-19-2019	6,007,000	6,007,056

Variable Rate Demand Note ø: 0.06%

Macon-Bibb County GA Industrial Authority Development Kumho Tire Georgia Incorporated Series A (Industrial Development Revenue, Korea Development)	2.66	12-1-2022	5,000,000	5,000,000

Illinois: 0.22%

Variable Rate Demand Note ø: 0.22%

Illinois Housing Development Authority Series A-2 (Housing Revenue, HUD Insured, FHLB SPA)	2.45	7-1-2048	17,700,000	17,700,000

Kentucky: 0.19%

Variable Rate Demand Notes ø: 0.19%

Kentucky Housing Corporation Series O (Housing Revenue, Kentucky Housing Corporation SPA)	2.51	1-1-2036	10,395,000	10,395,000

Kentucky Housing Corporation Series T (Housing Revenue, Kentucky Housing Corporation SPA)	2.51	7-1-2037	5,250,000	5,250,000

				15,645,000

Louisiana: 0.20%

Variable Rate Demand Note ø: 0.20%

East Baton Rouge Parish LA Sewerage Commission Revenue Series 2016-XFT904 (Water & Sewer Revenue, Morgan Stanley Bank LIQ) 144A	2.54	2-1-2045	16,280,000	16,280,000

Missouri: 0.06%

Variable Rate Demand Note ø: 0.06%

Bridgeton MO IDA Stolze Printing (Industrial Development Revenue, Carrollton Bank LOC)	2.50	12-1-2047	4,800,000	4,800,000

New Hampshire: 0.79%

Variable Rate Demand Note ø: 0.79%

New Hampshire National Business Finance Authority CJ Foods Manufacturing Beaumont Corporation Series A (Industrial Development Revenue, Kookmin Bank LOC) 144A	2.66	10-1-2028	65,000,000	65,000,000

New Jersey: 0.52%

Variable Rate Demand Note ø: 0.52%

Jets Stadium Development Series A-4B (Miscellaneous Revenue, Sumitomo Mitsui Banking Corporation LOC) 144A	2.50	4-1-2047	42,810,000	42,810,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Heritage Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

New York: 3.08%

Other Municipal Debt: 0.51%

Long Island Power Authority Series 2015 (Miscellaneous Revenue)	2.65%	3-12-2019	$42,000,000	$41,999,945

Variable Rate Demand Notes ø: 2.57%

New York Dormitory Authority Personal Income Taxable Floaters Series XFT910 (Tax Revenue, Citibank NA LIQ) 144A	2.52	3-15-2040	12,000,000	12,000,000

New York Dormitory Authority Secondary Issues Series B-4 (Tax Revenue, Morgan Stanley Bank LIQ) 144A	2.54	3-15-2040	16,000,000	16,000,000

New York HFA 222 East 44th Street Series A (Housing Revenue, Bank of China LOC)	2.50	5-1-2050	31,355,000	31,355,000

New York HFA 572 11th Avenue Series A (Housing Revenue, Bank of China LOC)	2.57	11-1-2049	18,650,000	18,650,000

New York HFA Manhattan West Residential Housing Project Series B-1 (Housing Revenue, Bank of China LOC)	2.57	11-1-2049	23,000,000	23,000,000

New York HFA Manhattan West Residential Housing Project Series B-2 (Housing Revenue, Bank of China LOC)	2.58	11-1-2049	37,250,000	37,250,000

New York HFA Manhattan West Residential Housing Project Series B-2 (Housing Revenue, Bank of China LOC)	2.60	11-1-2049	12,475,000	12,475,000

New York Municipal Water Finance Authority Series T-30001-I (Water & Sewer Revenue, Citibank NA LIQ) 144A	2.52	6-15-2044	16,000,000	16,000,000

RBC Municipal Products Incorporated Trust Series E-51 Invesco Van Kampen Trust (Miscellaneous Revenue, Royal Bank of Canada LOC) 144A	2.81	12-1-2019	44,000,000	44,000,000

				210,730,000

Oregon: 0.22%

Other Municipal Debt: 0.22%

Port of Portland International Airport Revenue Series C (Transportation Revenue)	2.83	4-3-2019	17,700,000	17,702,260

Other: 3.66%

Variable Rate Demand Notes ø: 3.66%

FHLMC MFHR Series M004 Class A (Housing Revenue, FHLMC LIQ)	2.60	1-15-2042	39,792,281	39,792,281

FHLMC MFHR Series M011 Class A (Housing Revenue, FHLMC LIQ)	2.60	8-15-2021	255,000	255,000

Fortenbery Children 2017 Irrevocable Trust (Miscellaneous Revenue, FHLB LOC)	2.49	5-1-2037	12,275,000	12,275,000

Hallmark 75 Ontario LLC (Housing Revenue, FHLB LOC)	2.50	12-1-2056	10,100,000	10,100,000

Providence St. Joseph Health & Services (Health Revenue, GNMA/FNMA/FHLMC Insured, JPMorgan Chase & Company SPA)	2.49	10-1-2047	53,000,000	53,000,000

Providence St. Joseph Health Obligation Series 12-E (Health Revenue, U.S. Bank NA LOC)	2.50	10-1-2042	68,260,000	68,260,000

SSAB AB Series A (Miscellaneous Revenue, DNB Banking ASA LOC)	2.49	6-1-2035	13,000,000	13,000,000

Steadfast Crestvilla LLC Series A (Health Revenue, American AgCredit LOC)	2.50	2-1-2056	33,320,000	33,320,000

Steadfast Crestvilla LLC Series B (Health Revenue, U.S. Bank NA LOC)	2.50	2-1-2056	22,040,000	22,040,000

Sunroad Centrum Apartments 5 LP Series A (Housing Revenue, FHLB LOC)	2.50	8-1-2056	12,000,000	12,000,000

Sunroad Centrum Apartments 5 LP Series B (Housing Revenue, FHLB LOC)	2.50	8-1-2056	3,600,000	3,600,000

Tender Option Bond Trust Receipts/Certificates (Miscellaneous Revenue, Citibank NA LIQ) 144A	2.57	12-1-2027	32,000,000	32,000,000

				299,642,281

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo Heritage Money Market Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania: 0.02%

Variable Rate Demand Note ø: 0.02%

RBC Municipal Products Incorporated Trust Series E-52 Invesco Van Kampen Trust (Miscellaneous Revenue, Royal Bank of Canada LOC) 144A	2.81%	12-1-2019	$2,000,000	$2,000,000

Total Municipal Obligations (Cost $1,016,266,281)				1,016,271,222

Other Instruments: 5.13%

Altoona Blair County Development Corporation 144A§øø	2.47	9-1-2038	17,850,000	17,850,000

Altoona Blair County Development Corporation 144A§øø	2.47	9-1-2038	32,000,000	32,000,000

ASC Mercer Island LLC §øø	2.50	6-1-2057	33,000,000	33,000,000

Cellmark Incorporated Secured §øø	2.49	6-1-2038	60,000,000	60,000,000

Gerald J Rubin Special Trust Secured §øø	2.52	12-1-2048	14,215,000	14,215,000

Invesco Dynamic Credit Opportunities Fund Series W-7 §	2.56	6-1-2028	55,000,000	55,000,000

Jefferson Stadium Park L Series A Secured §øø	2.50	2-1-2057	45,766,000	45,766,000

Jefferson Stadium Park L Series B Secured §øø	2.50	2-1-2057	15,100,000	15,100,000

Keep Memory Alive §øø	2.51	5-1-2037	18,900,000	18,900,000

La Mesa Senior Living LP Secured §	2.50	8-1-2057	24,255,000	24,255,000

La Mesa Senior Living LP Secured §	2.74	8-1-2057	1,670,000	1,670,000

Opus Group AB §øø	2.49	10-1-2032	25,000,000	25,000,000

Opus Inspection Incorporated §øø	2.49	1-1-2034	15,000,000	15,000,000

ROC III CA Crossings Chino Hills LLC Series A §øø	2.50	1-1-2057	34,000,000	34,000,000

ROC III CA Crossings Chino Hills LLC Series B §øø	2.50	1-1-2057	24,000,000	24,000,000

Sumitomo Mitsui Trust Banking Limited 144A§	2.05	3-6-2019	4,980,000	4,977,560

Total Other Instruments (Cost $420,733,098)				420,733,560

Repurchase Agreements ^^: 11.65%

Bank of America Corporation, dated 1-31-2019, maturity value $405,028,913 (1)	2.57	2-1-2019	405,000,000	405,000,000

Bank of Nova Scotia, dated 1-31-2019, maturity value $398,078,416 (2)	2.57	2-1-2019	398,050,000	398,050,000

BNP Paribas, dated 1-31-2019, maturity value $77,005,561 (3)	2.60	2-1-2019	77,000,000	77,000,000

Fixed Income Clearing Corporation, dated 1-31-2019, maturity value $75,005,333 (4)	2.56	2-1-2019	75,000,000	75,000,000

Total Repurchase Agreements (Cost $955,050,000)				955,050,000

Total investments in securities (Cost $8,258,663,509)	100.78%	8,259,601,015

Other assets and liabilities, net	(0.78)	(63,824,284)

Total net assets	100.00%	$8,195,776,731

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Heritage Money Market Fund	Portfolio of investments—January 31, 2019

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

(z)	Zero coupon security. The rate represents the current yield to maturity.

##	All or a portion of this security is segregated for when-issued securities.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

§	The security is subject to a demand feature which reduces the effective maturity.

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.

^^	Collateralized by:

(1)	U.S. government securities, 3.00% to 3.50%, 8-20-2042 to 10-20-2046, fair value including accrued interest is $417,150,000.

(2)	U.S. government securities, 2.00% to 7.00%, 12-1-2023 to 1-20-2049, fair value including accrued interest is $409,977,016.

(3)	U.S. government securities, 1.13% to 7.00%, 2-28-2019 to 12-1-2048, fair value including accrued interest is $79,238,042.

(4)	U.S. government securities, 6.25%, 5-15-2030, fair value including accrued interest is $76,505,381.

Abbreviations:

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

HFA	Housing Finance Authority

HUD	Department of Housing and Urban Development

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

MFHR	Multifamily housing revenue

ROC	Reset option certificates

SPA	Standby purchase agreement

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—January 31, 2019	Wells Fargo Heritage Money Market Fund	17

Assets
Investments in unaffiliated securities, at value (cost $7,303,613,509)	$7,304,551,015
Investments in repurchase agreements, at value (cost $955,050,000)	955,050,000
Cash	19,916
Receivable for Fund shares sold	10,000,175
Receivable for interest	12,745,168

Total assets	8,282,366,274

Liabilities
Payable for investments purchased	79,670,000
Dividends payable	2,481,797
Management fee payable	658,505
Administration fees payable	342,818
Payable for Fund shares redeemed	200,000
Trustees’ fees and expenses payable	1,673
Accrued expenses and other liabilities	3,234,750

Total liabilities	86,589,543

Total net assets	$8,195,776,731

NET ASSETS CONSIST OF
Paid-in capital	$8,195,134,902
Total distributable earnings	641,829

Total net assets	$8,195,776,731

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Administrator Class	$92,671,363
Shares outstanding – Administrator Class[1]	92,634,270
Net asset value per share – Administrator Class	$1.0004
Net assets – Institutional Class	$1,573,458,447
Shares outstanding – Institutional Class[1]	1,572,882,168
Net asset value per share – Institutional Class	$1.0004
Net assets – Select Class	$6,459,319,681
Shares outstanding – Select Class[1]	6,456,332,298
Net asset value per share – Select Class	$1.0005
Net assets – Service Class	$70,327,240
Shares outstanding – Service Class[1]	70,300,710
Net asset value per share – Service Class	$1.0004

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Heritage Money Market Fund	Statement of operations—year ended January 31, 2019

Investment income
Interest	$171,185,697

Expenses
Management fee	11,251,814
Administration fees
Administrator Class	101,116
Institutional Class	1,110,630
Select Class	2,451,421
Service Class	74,295
Shareholder servicing fees
Administrator Class	101,116
Service Class	146,499
Custody and accounting fees	320,084
Professional fees	63,222
Registration fees	154,809
Shareholder report expenses	36,893
Trustees’ fees and expenses	21,775
Other fees and expenses	156,710

Total expenses	15,990,384
Less: Fee waivers and/or expense reimbursements	(4,656,679)

Net expenses	11,333,705

Net investment income	159,851,992

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	56,876
Net change in unrealized gains (losses) on investments	431,979

Net realized and unrealized gains (losses) on investments	488,855

Net increase in net assets resulting from operations	$160,340,847

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Heritage Money Market Fund	19

	Year ended January 31, 2019		Year ended January 31, 2018[1]

Operations
Net investment income		$159,851,992		$64,014,600
Net realized gains on investments		56,876		63,872
Net change in unrealized gains (losses) on investments		431,979		116,211

Net increase in net assets resulting from operations		160,340,847		64,194,683

Distributions to shareholders from net investment income and net realized gains
Administrator Class		(1,895,476)		(809,604)
Institutional Class		(28,249,539)		(11,159,961)
Select Class		(128,601,249)		(51,608,329)
Service Class		(1,105,728)		(496,333)

Total distributions to shareholders		(159,851,992)		(64,074,227)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Administrator Class	211,434,343	211,501,197	248,099,059	248,174,749
Institutional Class	9,160,087,234	9,162,659,933	5,717,291,116	5,719,078,095
Select Class	35,980,466,135	35,993,622,643	23,211,492,748	23,220,593,461
Service Class	239,534,792	239,602,726	187,716,630	187,774,196

		45,607,386,499		29,375,620,501

Reinvestment of distributions
Administrator Class	1,713,630	1,714,172	754,773	755,005
Institutional Class	23,610,733	23,617,570	8,776,998	8,779,616
Select Class	104,456,935	104,496,372	42,194,536	42,211,113
Service Class	835,422	835,654	394,767	394,887

		130,663,768		52,140,621

Payment for shares redeemed
Administrator Class	(213,025,903)	(213,088,180)	(238,910,906)	(238,984,011)
Institutional Class	(8,715,286,298)	(8,717,706,523)	(5,370,441,259)	(5,372,100,379)
Select Class	(35,343,945,454)	(35,356,866,490)	(20,923,225,004)	(20,931,345,992)
Service Class	(231,465,196)	(231,531,059)	(194,136,471)	(194,197,088)

		(44,519,192,252)		(26,736,627,470)

Net increase in net assets resulting from capital share transactions		1,218,858,015		2,691,133,652

Total increase in net assets		1,219,346,870		2,691,254,108

Net assets
Beginning of period		6,976,429,861		4,285,175,753

End of period		$8,195,776,731		$6,976,429,861

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at January 31, 2018 was $352,553. The disaggregated distributions information for the year ended January 31, 2018 is included in Note 5, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Heritage Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2019	2018	2017	2016[1]	2015[1]
Net asset value, beginning of period	$1.0003	$1.0003	$1.0000	$1.00	$1.00
Net investment income	0.0188	0.0096	0.0028	0.00 [2]	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0001	0.0000 [3]	0.0003	0.00 [2]	0.00 [2]

Total from investment operations	0.0189	0.0096	0.0031	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0188)	(0.0096)	(0.0028)	(0.00)[2]	(0.00)[2]
Net realized gains	0.0000	(0.0000)[3]	0.0000	0.00	0.00

Total distributions to shareholders	(0.0188)	(0.0096)	(0.0028)	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.0004	$1.0003	$1.0003	$1.00	$1.00
Total return	1.91%	0.96%	0.31%	0.03%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.36%	0.40%	0.35%	0.34%	0.34%
Net expenses	0.33%	0.32%	0.33%	0.25%	0.19%
Net investment income	1.87%	0.96%	0.24%	0.03%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$92,671	$92,542	$82,591	$258,152	$312,748

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

[3]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Heritage Money Market Fund	21

(For a share outstanding throughout each period)

	Year ended January 31
INSTITUTIONAL CLASS	2019	2018	2017	2016[1]	2015[1]
Net asset value, beginning of period	$1.0003	$1.0003	$1.0000	$1.00	$1.00
Net investment income	0.0202	0.0108	0.0039	0.00 [2]	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0000 [3]	0.0000 [3]	0.0005	0.00 [2]	0.00 [2]

Total from investment operations	0.0202	0.0108	0.0044	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0201)	(0.0108)	(0.0041)	(0.00)[2]	(0.00)[2]
Net realized gains	0.0000	(0.0000)[3]	0.0000	0.00	0.00

Total distributions to shareholders	(0.0201)	(0.0108)	(0.0041)	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.0004	$1.0003	$1.0003	$1.00	$1.00
Total return	2.04%	1.09%	0.44%	0.08%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.24%	0.28%	0.23%	0.22%	0.22%
Net expenses	0.20%	0.20%	0.20%	0.20%	0.19%
Net investment income	2.03%	1.11%	0.36%	0.08%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$1,573,458	$1,104,814	$749,052	$8,252,614	$9,397,113

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

[3]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Heritage Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SELECT CLASS	2019	2018	2017	2016[1]	2015[1]
Net asset value, beginning of period	$1.0004	$1.0004	$1.0000	$1.00	$1.00
Net investment income	0.0208	0.0116	0.0048	0.00 [2]	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0001	0.0000 [3]	0.0004	0.00 [2]	0.00 [2]

Total from investment operations	0.0209	0.0116	0.0052	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0208)	(0.0116)	(0.0048)	(0.00)[2]	(0.00)[2]
Net realized gains	0.0000	(0.0000)[3]	0.0000	0.00	0.00

Total distributions to shareholders	(0.0208)	(0.0116)	(0.0048)	0.00 [2]	(0.00)[2]
Net asset value, end of period	$1.0005	$1.0004	$1.0004	$1.00	$1.00
Total return	2.11%	1.16%	0.52%	0.15%	0.07%
Ratios to average net assets (annualized)
Gross expenses	0.20%	0.24%	0.19%	0.18%	0.18%
Net expenses	0.13%	0.12%	0.13%	0.13%	0.13%
Net investment income	2.10%	1.19%	0.43%	0.16%	0.07%
Supplemental data
Net assets, end of period (000s omitted)	$6,459,320	$5,717,659	$3,386,093	$37,219,390	$35,247,440

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

[3]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Heritage Money Market Fund	23

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2019	2018	2017	2016[1]	2015[1]
Net asset value, beginning of period	$1.0003	$1.0003	$1.0000	$1.00	$1.00
Net investment income	0.0177	0.0085	0.0016	0.00 [2]	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0002	0.0000 [3]	0.0005	0.00 [2]	0.00 [2]

Total from investment operations	0.0179	0.0085	0.0021	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0178)	(0.0085)	(0.0018)	(0.00)[2]	(0.00)[2]
Net realized gains	0.0000	(0.0000)[3]	0.0000	0.00	0.00

Total distributions to shareholders	(0.0178)	(0.0085)	(0.0018)	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.0004	$1.0003	$1.0003	$1.00	$1.00
Total return	1.81%	0.85%	0.21%	0.02%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.55%	0.52%	0.51%	0.50%
Net expenses	0.43%	0.43%	0.43%	0.27%	0.19%
Net investment income	1.79%	0.84%	0.13%	0.02%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$70,327	$61,415	$67,439	$898,288	$1,124,475

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

[3]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Heritage Money Market Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Heritage Money Market Fund (the “Fund”) which is a diversified series of the Trust.

The Fund operates as an institutional non-government money market fund. As an institutional non-government money market fund, shareholders will transact at a floating net asset value (NAV) rounded to four decimal-places in accordance with the valuation policies below.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Debt securities are valued at the evaluated bid price provided by an independent pricing service service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest

Notes to financial statements	Wells Fargo Heritage Money Market Fund	25

receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of January 31, 2019, the aggregate cost of all investments for federal income tax purposes was $8,258,663,512 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,056,778

Gross unrealized losses	(119,275)

Net unrealized gains	$937,503

Class allocations

The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo Heritage Money Market Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Certificates of deposit	$0	$1,863,538,669	$0	$1,863,538,669

Asset-backed commercial paper	0	2,176,041,872	0	2,176,041,872

Financial company commercial paper	0	1,439,011,742	0	1,439,011,742

Other commercial paper	0	388,953,950	0	388,953,950

Other municipal debt	0	189,708,941	0	189,708,941

Variable rate demand notes	0	826,562,281	0	826,562,281

Other instruments	0	420,733,560	0	420,733,560

Repurchase agreements	0	955,050,000	0	955,050,000

Total assets	$0	$8,259,601,015	$0	$8,259,601,015

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At January 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.15% and declining to 0.13% as the average daily net assets of the Fund increase. For the year ended January 31, 2019, the management fee was equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase. Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A, an affiliate of Funds Management and wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from WellsCap at an annual rate starting at 0.0025% and declining to 0.0005% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Administrator Class	0.10%

Institutional Class	0.08

Select Class	0.04

Service Class	0.12

Notes to financial statements	Wells Fargo Heritage Money Market Fund	27

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through May 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.35% for Administrator Class shares, 0.20% for Institutional Class shares, 0.13% for Select Class shares, and 0.43% for Service Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Administrator Class and Service Class of the Fund are charged a fee at an annual rate of 0.10% and 0.25%, respectively, of their average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $159,851,992 and $64,074,227 of ordinary income for the years ended January 31, 2019 and January 31, 2018, respectively.

As of January 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains

$2,478,914	$937,503

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended January 31, 2018 were as follows:

	Net investment income	Net realized gains

Administrator Class	$808,895	$709

Institutional Class	11,149,920	10,041

Select Class	51,559,917	48,412

Service Class	495,868	465

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

28	Wells Fargo Heritage Money Market Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Heritage Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

March 27, 2019

Other information (unaudited)	Wells Fargo Heritage Money Market Fund	29

TAX INFORMATION

For the fiscal year ended January 31, 2019, $93,783,311 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargofunds.com) on a 1-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Heritage Money Market Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo Heritage Money Market Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32	Wells Fargo Heritage Money Market Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

320763 03-19 A304/AR304 01-19

Annual Report

January 31, 2019

Institutional Money Market Funds

∎	Wells Fargo Municipal Cash Management Money Market Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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The views expressed and any forward-looking statements are as of January 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Municipal Cash Management Money Market Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Municipal Cash Management Money Market Fund for the 12-month period that ended January 31, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility throughout the year.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 fell 2.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 12.58%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 14.24%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 2.25% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.26%. The Bloomberg Barclays Municipal Bond Index6 added 3.26%, and the ICE BofAML U.S. High Yield Index7 gained 1.57%.

A move to normalize U.S. monetary policy influenced markets.

Through January 2018, the S&P 500 Index and MSCI ACWI ex USA Index (Net) delivered positive returns every month for more than a year. In February 2018, that streak ended. The S&P 500 Index fell 3.69% during February and the MSCI ACWI ex USA Index (Net) dropped 4.72%. For the quarter, the S&P 500 Index recorded its first negative quarterly return since 2014. The MSCI ACWI ex USA Index (Net) fell 1.18% for the quarter.

During the year, the U.S. Federal Reserve (Fed) sought to normalize accommodative monetary policies in place since the 2008 global financial crisis and recession. Short-term interest rates, as measured by U.S. Treasury bills—maturities ranging from 3 to 12 months—increased an average of 89 basis points (bps; 100 bps equal 1.00%). Rates for 10-year and 30-year Treasuries increased 17 bps and 18 bps, respectively. Slower growth of long-term rates raised concerns for a flattening yield curve, sometimes associated with recessions. The Fed raised the federal funds rate by 25 bps in March 2018 to a target range of between 1.50% and 1.75%. The Bank of England (BOE) indicated a bias to increase rates later in 2018. The European Central Bank, the Bank of Japan, and the People’s Bank of China (PBOC) maintained low interest rates.

Global trade tensions heightened investor concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The Fed raised the federal funds rate by 25 bps to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61% while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Municipal Cash Management Money Market Fund	3

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter gross domestic product (GDP) annualized growth of 4.2%. Hiring improved. Employment data remained strong. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations were even better, as measured by the Russell 2000® Index,8 adding 7.75%.

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as reassured. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The BOE raised its monetary policy rate to 0.75% in August. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

For the S&P 500 Index and the MSCI ACWI ex USA Index (Net), negative stock market performance during October and December bracketed positive November returns. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year.

November’s U.S. mid-term elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. The Bureau of Economic Analysis reported that third-quarter U.S. GDP grew at an annualized 3.4% rate, solid, but lower than the second quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The PBOC cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

After the Fed increased the federal funds rate by 25 bps to a target range of between 2.25% and 2.50% in December—the ninth such increase since the Fed began three years ago to raise rates from near zero—it softened its outlook for further interest rate increases in 2019.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX10.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of savings and spending. You cannot invest directly in an index.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Municipal Cash Management Money Market Fund	Letter to shareholders (unaudited)

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Municipal Cash Management Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from regular federal income tax, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

James Randazzo

Jeffrey L. Weaver, CFA®‡

Average annual total returns (%) as of January 31, 2019*

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]

Administrator Class (WUCXX)[3]	7-9-2010	1.25	0.47	0.30	0.41	0.30

Institutional Class (EMMXX)	11-20-1996	1.35	0.53	0.35	0.29	0.20

Service Class (EISXX)	11-25-1996	1.11	0.39	0.23	0.58	0.45

Yield summary (%) as of January 31, 20192

	Administrator Class	Institutional Class	Service Class

7-day current yield	1.20	1.30	1.05

7-day compound yield	1.21	1.31	1.06

30-day simple yield	1.20	1.30	1.05

30-day compound yield	1.20	1.30	1.05

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Each class is sold without a front-end sales charge or a contingent deferred sales charge.

For floating NAV money market funds: You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Municipal Cash Management Money Market Fund	7

Revenue source as of January 31, 2019[4]

Effective maturity distribution as of January 31, 2019[4]

Weighted average maturity as of January 31, 2019[5]

6 days

Weighted average life as of January 31, 2019[6]

6 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Institutional Municipal Money Market Fund.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through May 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 1.04%, 1.15%, and 0.86% for Administrator Class, Institutional Class, and Service Class, respectively. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, and has not been adjusted to include the higher expenses applicable to Administrator Class shares. If these expenses had been included, returns for Administrator Class shares would be lower.

[4]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[5]

Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[6]

Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

[7]

The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index (SIFMA Index) is a seven-day high-grade market index composed of tax-exempt variable-rate demand obligations with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA’s Municipal Swap Index Committee. You cannot invest directly in an index.

8	Wells Fargo Municipal Cash Management Money Market Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

During the period, the municipal money markets continued to strengthen as rising interest rates and increasing asset levels gave both investors and market participants something to cheer about. With regulatory reform a distant memory, market participants refocused on traditional macroeconomic factors, market technicals, and the Federal Open Market Committee (FOMC). The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index (SIFMA Index)7, which measures seven-day variable-rate demand note (VRDN) yields, experienced several bouts of volatility throughout the period as seasonal technicals exacerbated supply and demand dynamics. Fixed-rate paper, on the other hand, experienced less dramatic swings and generally tracked taxable rates as the FOMC progressed with four rate hikes throughout the year.

The SIFMA Index began the period at 1.08% (73% of the one-week London Interbank Offered Rate [LIBOR]) as the advent of seasonal reinvestment cash in early January forced municipal money market yields to quickly normalize following a spike in tax-exempt rates in December. The SIFMA Index had closed out 2017 at a multiyear high of 1.71% (115% of the one-week LIBOR). Yields on high-grade one-year notes began the period at 1.40%, down from 1.46% at the prior year-end.

The next big move in the municipal money market space occurred during the March through April tax-payment period. Yields rose across the curve as seasonal fund outflows exerted downward pressure on demand. With municipal money market funds losing roughly $4 billion in assets, the SIFMA Index spiked to 1.81% on April 18, 2018, up from 1.58% at the end of March, pushing the SIFMA Index/one-week LIBOR ratio down to 104%.

Municipal money market assets usually languish until June and July, when coupons and maturities generate a new wave of reinvestment cash. However, fund assets staged an unexpected turnaround during the month of May as investors sought to take advantage of the sudden cheapness of the SIFMA Index, with municipal money market funds attracting almost $7 billion in assets during the month. This unexpected surge in demand forced the SIFMA Index lower for six straight weeks before closing out the month at 1.06%, or 61% of one-week LIBOR.

June saw equally abnormal asset flows; this time, municipal money market funds experienced redemptions in the neighborhood of $2.8 billion. This surprising reversal in trend caused demand for overnight and weekly VRDNs and tender option bonds (TOBs) to evaporate, forcing dealers to rapidly ratchet rates higher in order to entice nontraditional buyers. The FOMC rate hike on June 13, 2018, provided additional impetus for the tax-exempt market to play catch-up with taxable equivalents. The SIFMA Index rose from 1.05% (59% of the one-week LIBOR) on June 6 to 1.51% (76% of the one-week LIBOR) on June 27.

The dog days of summer brought some semblance of normalcy to the municipal money market space as the SIFMA Index settled into a narrower range while tracking taxable rates higher leading up to the next anticipated FOMC tightening in September 2018. The SIFMA Index rose slightly to 1.61% by the end of October, up from 1.56% at the end of September. Further out on the curve, yields on high-grade commercial paper and notes continued to rise as the market continued to cope with large secondary market balances. One-year high-grade notes finished out the month at approximately 2.07%, up from 1.94% the previous month.

Heading into the final two months of 2018, the municipal money markets continued to benefit as heightened equity and bond market volatility forced many investors to seek out safe havens in the short end. The municipal yield curve began to flatten as the SIFMA Index eventually drifted higher before closing out the year at 1.71%. Meanwhile, yields on top-rated one-year paper fell to roughly 1.90% as expectations for FOMC rate hikes were discounted. Ultimately, municipal money market funds would bring in roughly $6.5 billion in assets during the month of December, capping off a strong year in which assets increased by approximately $14 billion, or 10% for the year, according to Crane Data LLC.

In January 2019, seasonal technicals in the form of heavy maturities and coupons would drive demand for tax-exempt paper along the curve. The SIFMA Index fell sharply to a multi-month low of 1.43% (59% of the one-week LIBOR) by the end of the period as demand for VRDNs and TOBs outpaced supply. Holiday-shortened weeks also contributed to a lackluster primary market calendar, further suppressing rates. Further out on the curve, yields on high-grade one-year paper fell to 1.74%, down from 1.90% the previous month.

Strategic outlook

Throughout the period, we continued to emphasize portfolio liquidity by targeting our purchases primarily in daily and weekly VRDNs and TOBs. This strategy allowed us to achieve our objectives for 100% weekly liquidity and principal preservation. Additionally, our strategy allowed us to quickly capture the benefits of rising interest rate levels due to FOMC rate hikes and periods of elevated SIFMA Index rates. Given the relative flatness of the municipal yield curve and uncertainty surrounding FOMC interest rate policy, we continue to feel that a conservative posture with respect to liquidity and duration targets is warranted in the near future.

Please see footnotes on page 7.

Fund expenses (unaudited)	Wells Fargo Municipal Cash Management Money Market Fund	9

As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2018 to January 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2018	Ending account value 1-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Administrator Class

Actual	$1,000.00	$1,006.89	$1.52	0.30%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.53	0.30%
Institutional Class

Actual	$1,000.00	$1,007.39	$1.01	0.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	$1.02	0.20%
Service Class

Actual	$1,000.00	$1,006.23	$2.28	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29	0.45%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10	Wells Fargo Municipal Cash Management Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 82.34%

Alabama: 2.35%

Variable Rate Demand Note ø: 2.35%

Alabama Tender Option Bond Trust Receipts/Certificates Series 2018-XL0098 (Utilities Revenue, Royal Bank of Canada LIQ) 144A	1.52%	12-1-2022	$4,500,000	$4,500,000

Arizona: 4.63%

Variable Rate Demand Notes ø: 4.63%

Arizona Health Facilities Authority Revenue Various Banner Health Series C (Health Revenue, Bank of America NA LOC)	1.60	1-1-2046	1,400,000	1,400,000

Maricopa County AZ IDA Solid Waste Disposal Series 2006 (Resource Recovery Revenue, Farm Credit Services America LOC)	1.52	8-1-2026	2,500,000	2,500,000

Pinal County AZ IDA Shamrock Farms Project (Resource Recovery Revenue, Farm Credit Services America LOC)	1.54	8-1-2022	3,700,000	3,700,000

Pinal County AZ IDA Solid Waste Disposal Feenstra Investments LLC Project Series 2002 (Resource Recovery Revenue, Farm Credit Services America LOC)	1.54	8-1-2027	1,250,000	1,250,000

				8,850,000

California: 3.16%

Variable Rate Demand Notes ø: 3.16%

California PCFA Solid Waste Milk Time Dairy Farms Project (Resource Recovery Revenue, Rabobank LOC)	1.54	11-1-2027	1,400,000	1,400,000

California Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0642 (Airport Revenue, JPMorgan Chase & Company LIQ) 144A	1.68	5-1-2024	4,360,000	4,360,000

Modesto CA MFHR Live Oak Apartments Project (Housing Revenue, FNMA Insured, FNMA LIQ)	1.29	9-15-2024	275,000	275,000

				6,035,000

Colorado: 0.48%

Variable Rate Demand Notes ø: 0.48%

Arapahoe County CO Cottrell Printing Project (Industrial Development Revenue, U.S. Bank NA LOC)	1.58	10-1-2019	330,000	330,000

Town of Hudson CO Series A (Industrial Development Revenue, U.S. Bank NA LOC)	1.64	11-1-2020	580,000	580,000

				910,000

Florida: 2.09%

Variable Rate Demand Notes ø: 2.09%

Florida Tender Option Bond Trust Receipts/Certificates Series 2017-ZM0571 (Health Revenue, Morgan Stanley Bank LIQ) 144A	1.53	8-15-2047	500,000	500,000

Florida Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XF2517 (Health Revenue, Morgan Stanley Bank LIQ) 144A	1.53	8-15-2047	3,500,000	3,500,000

				4,000,000

Georgia: 2.61%

Variable Rate Demand Note ø: 2.61%

Monroe County GA Power & Light Company Project Series 2017 (Utilities Revenue)	1.80	11-1-2047	5,000,000	5,000,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo Municipal Cash Management Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Illinois: 11.86%

Variable Rate Demand Notes ø: 11.86%

Chicago IL Enterprise Zone Gardner Gibson Project (Industrial Development Revenue, BMO Harris Bank NA LOC)	1.54%	7-1-2033	$1,780,000	$1,780,000

Chicago IL O’Hare International Airport 3rd Lien Series C (Airport Revenue, Bank of America NA LOC)	1.41	1-1-2035	1,600,000	1,600,000

Illinois Finance Authority OSF Healthcare Series B (Health Revenue, JPMorgan Chase & Company LOC)	1.60	11-15-2037	5,100,000	5,100,000

JP Morgan Chase PUTTER/DRIVER Trust Series 5021 (GO Revenue, JPMorgan Chase & Company LOC, JPMorgan Chase & Company LIQ) 144A	1.72	3-29-2019	5,000,000	5,000,000

Lake County IL MFHR (Housing Revenue, FHLMC LIQ)	1.55	11-1-2034	4,920,000	4,920,000

Peoria County IL Caterpillar Incorporated Project (Industrial Development Revenue, Caterpillar Incorporated LOC)	1.60	2-1-2030	4,300,000	4,300,000

				22,700,000

Indiana: 3.49%

Variable Rate Demand Notes ø: 3.49%

Indiana Certificate of Participation Clipper Tax-Exempt Certificate Trust Series 2009-34 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	1.47	7-1-2023	1,380,000	1,380,000

Jeffersonville IN Economic Development Eagle Steel Products Incorporated Project (Industrial Development Revenue, Bank of America NA LOC)	1.48	12-1-2027	2,785,000	2,785,000

Noblesville IN Greystone Apartments Project Series B (Housing Revenue, FHLB LOC)	1.52	3-1-2041	1,375,000	1,375,000

St. Joseph County IN Midcorr Land Development LLC Project (Industrial Development Revenue, PNC Bank NA LOC)	1.47	10-1-2023	1,130,000	1,130,000

				6,670,000

Iowa: 5.79%

Variable Rate Demand Notes ø: 5.79%

Iowa Finance Authority John Maassen & Sons Project (Industrial Development Revenue, Farm Credit Services America LOC)	1.49	11-1-2035	2,075,000	2,075,000

Iowa Finance Authority Midwestern Disaster Area Project (Industrial Development Revenue, Korea Development Bank LOC)	1.81	4-1-2022	6,000,000	6,000,000

Iowa Finance Authority Various Unity Point Health Series D (Health Revenue, JPMorgan Chase & Company LOC)	1.42	12-1-2041	3,000,000	3,000,000

				11,075,000

Kansas: 2.84%

Variable Rate Demand Notes ø: 2.84%

Nemaha County KS Midwest AG Services LLC Project (Industrial Development Revenue, CoBank ACB LOC)	1.59	11-1-2020	610,000	610,000

University of Kansas Hospital Authority Health System (Health Revenue, U.S. Bank NA LOC)	1.64	9-1-2034	4,820,000	4,820,000

				5,430,000

Kentucky: 0.52%

Variable Rate Demand Note ø: 0.52%

Jefferson County KY Industrial Building Dant Growth LLC Project Series 2002 (Industrial Development Revenue, Stock Yards Bank & Trust LOC)	1.47	9-1-2022	1,000,000	1,000,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Municipal Cash Management Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Louisiana: 4.81%

Variable Rate Demand Notes ø: 4.81%

East Baton Rouge Parish LA ExxonMobil Project Series B (Industrial Development Revenue)	1.60%	12-1-2040	$5,000,000	$5,000,000

East Baton Rouge Parish LA Industrial Development Board ExxonMobil Project Series 2010A (Industrial Development Revenue, Exxon Capital Ventures LIQ)	1.60	8-1-2035	200,000	200,000

Louisiana Local Government Environmental Facilities CDA Honeywell International Incorporated Project (Industrial Development Revenue, Honeywell International Incorporated LOC)	1.57	12-1-2036	4,000,000	4,000,000

				9,200,000

Michigan: 4.51%

Variable Rate Demand Notes ø: 4.51%

Michigan Strategic Fund Limited Obligation Series 1982 (Resource Recovery Revenue, Farm Credit Services America LOC)	1.49	6-1-2024	2,800,000	2,800,000

Michigan Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0614 (Education Revenue, Morgan Stanley Bank LIQ) 144A	1.61	11-1-2028	5,835,000	5,835,000

				8,635,000

Minnesota: 4.12%

Variable Rate Demand Notes ø: 4.12%

Forest Lake MN Kilkenny Court Apartments Project Series 2008 (Housing Revenue, FNMA LOC, FNMA LIQ)	1.52	8-15-2038	750,000	750,000

Minnesota Tender Option Bond Trust Receipts/Certificates Series 2018-XF2760 (Education Revenue, Morgan Stanley Bank LIQ) 144A	1.53	11-1-2037	7,140,000	7,140,000

				7,890,000

Missouri: 1.40%

Variable Rate Demand Notes ø: 1.40%

Missouri Tender Option Bond Trust Receipts/Certificates Series 2018-XG0176 (Health Revenue, Royal Bank of Canada LIQ) 144A	1.53	5-15-2041	1,395,000	1,395,000

St. Charles County MO IDA Kuenz Heating & Sheet Metal Series 2001 (Industrial Development Revenue, U.S. Bank NA LOC)	1.68	4-1-2026	1,290,000	1,290,000

				2,685,000

Nevada: 1.74%

Variable Rate Demand Note ø: 1.74%

Nevada Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0634 (GO Revenue, Royal Bank of Canada LIQ) 144A	1.46	12-1-2025	3,330,000	3,330,000

New York: 4.68%

Variable Rate Demand Notes ø: 4.68%

New York Homeowner Mortgage Agency Series 210 (Housing Revenue, Barclays Bank plc SPA)	1.53	10-1-2039	3,500,000	3,500,000

New York NY Housing Development Corporation Series A (Housing Revenue, Citibank NA LOC)	1.45	6-1-2037	350,000	350,000

New York NY Municipal Water Finance Authority Water & Sewer System Series A (Water & Sewer Revenue, Mizuho Bank Limited SPA)	1.63	6-15-2044	5,100,000	5,100,000

				8,950,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo Municipal Cash Management Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value

North Carolina: 0.76%

Variable Rate Demand Note ø: 0.76%

Rockingham County NC Industrial Facilities & PCFA Innofa USA Project Series 2007 (Industrial Development Revenue, Branch Banking & Trust LOC)	1.47%	1-1-2027	$1,450,000	$1,450,000

North Dakota: 0.43%

Variable Rate Demand Note ø: 0.43%

Mandan ND IDA Cloverdale Foods Company Project (Industrial Development Revenue, BNC National Bank LOC)	1.65	12-1-2022	825,000	825,000

Other: 1.64%

Variable Rate Demand Notes ø: 1.64%

FHLMC MFHR Series M-031 Class A (Housing Revenue, FHLMC LIQ)	1.46	12-15-2045	2,125,000	2,125,000

FHLMC MFHR Series M-033 Class A (Housing Revenue, FHLMC LIQ)	1.46	3-15-2049	1,005,000	1,005,000

				3,130,000

Pennsylvania: 3.30%

Variable Rate Demand Notes ø: 3.30%

Allegheny County PA Hospital Development Authority Series E (Health Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	1.70	4-1-2022	5,820,000	5,820,000

Pennsylvania EDFA Series D-7 (Industrial Development Revenue, PNC Bank NA LOC)	1.47	8-1-2022	500,000	500,000

				6,320,000

South Carolina: 1.05%

Variable Rate Demand Note ø: 1.05%

South Carolina Tender Option Bond Trust Receipts/Floater Certificates Patriots Energy Group Financing Agency Series 2018-XM0690 (Utilities Revenue, Royal Bank of Canada LIQ) 144A	1.47	10-1-2022	2,000,000	2,000,000

Tennessee: 2.61%

Variable Rate Demand Note ø: 2.61%

Shelby County TN Health Educational & Housing Facilities Board Methodist Le Bonheur Series B (Health Revenue, AGM Insured, U.S. Bank NA SPA)	1.62	6-1-2042	5,000,000	5,000,000

Texas: 4.93%

Variable Rate Demand Notes ø: 4.93%

Brazos Harbor TX Industrial Development Corporation (Industrial Development Revenue, BASF SE LOC)	1.55	10-1-2036	5,000,000	5,000,000

Dallam County TX Industrial Development Corporation Dalhart Jersey Ranch Incorporated Series 2008 (Resource Recovery Revenue, CoBank ACB LOC)	1.49	8-1-2039	1,430,000	1,430,000

Port Arthur TX Navigation District Jefferson County Total Petrochemicals USA Incorporated Project Series 2003-C (Industrial Development Revenue, Total SA LOC)	1.50	4-1-2027	3,000,000	3,000,000

				9,430,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Municipal Cash Management Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Virginia: 0.60%

Variable Rate Demand Note ø: 0.60%

Chesterfield County VA IDA Super Radiator Coils Project Series A (Industrial Development Revenue, Marshall & Ilsley Bank LOC)	1.48%	4-1-2026	$1,150,000	$1,150,000

Washington: 2.62%

Variable Rate Demand Notes ø: 2.62%

Washington Finance Authority Smith Brothers Farms Incorporated Series 2001 (Industrial Development Revenue, Northwest Farm Credit LOC)	1.49	9-1-2021	2,520,000	2,520,000

Washington Housing Finance Commission Whisperwood Apartments Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	1.52	5-15-2035	1,590,000	1,590,000

Yakima County WA Solid Waste Disposal George Deruyter & Son Project Series 2006 (Resource Recovery Revenue, Northwest Farm Credit LOC)	1.49	8-1-2026	900,000	900,000

				5,010,000

West Virginia: 1.41%

Variable Rate Demand Note ø: 1.41%

West Virginia EDA Collins Hardwood Company LLC (Industrial Development Revenue, American AgCredit LOC)	1.54	10-1-2031	2,700,000	2,700,000

Wisconsin: 1.92%

Variable Rate Demand Notes ø: 1.92%

Manitowoc WI CDA Regency House Project (Housing Revenue, Bank First National LOC)	1.68	11-1-2020	955,000	955,000

Sheboygan WI Vortex Liquid Color Project (Industrial Development Revenue, Bank First National LOC)	1.68	11-1-2020	550,000	550,000

Wisconsin RIB Floater Trust Certificates Series 2018-022 (GO Revenue, Barclays Bank plc LIQ) 144A	1.46	5-1-2036	2,170,000	2,170,000

				3,675,000

Total Municipal Obligations (Cost $157,550,000)				157,550,000

Other: 11.87%

BlackRock MuniYield Quality Fund III Incorporated Variable Rate Demand Preferred Shares (Citibank NA LOC) ø	1.58	6-1-2041	6,000,000	6,000,000

Nuveen California Dividend Advantage Municipal Fund Variable Rate Demand Preferred Shares Series 3 (Deutsche Bank LIQ) 144A ø	1.52	3-1-2040	3,000,000	3,000,000

Nuveen Quality Municipal Income Fund Variable Rate Demand Preferred Shares Series 1-2118 (Barclays Bank LIQ) 144A ø	1.58	5-1-2041	5,000,000	5,000,000

Western Asset Intermediate Municipal Fund Incorporated Variable Rate Demand Preferred Shares Series 1 (Citibank NA LIQ) 144A ø	1.58	2-25-2045	5,000,000	5,000,000

Western Asset Municipal Partners Incorporated Variable Rate Demand Preferred Shares Series 1 (Citibank NA LIQ) 144A ø	1.58	3-11-2045	3,700,000	3,700,000

Total Other (Cost $22,700,000)				22,700,000

Repurchase Agreements: 2.56%

Barclay’s Capital Incorporated, dated 1-31-2019, maturity value $4,900,347 ^^	2.55	2-1-2019	4,900,000	4,900,000

Total Repurchase Agreements (Cost $4,900,000)				4,900,000

Total investments in securities (Cost $185,150,000)	96.77%	185,150,000

Other assets and liabilities, net	3.23	6,188,843

Total net assets	100.00%	$191,338,843

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo Municipal Cash Management Money Market Fund	15

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

^^	Collateralized by U.S. government securities, 1.75% to 7.25%, 12-31-2020 to 8-31-2025, fair value including accrued interest is $4,998,000.

Abbreviations:

AGM	Assured Guaranty Municipal

CDA	Community Development Authority

DRIVER	Derivative inverse tax-exempt receipts

EDA	Economic Development Authority

EDFA	Economic Development Finance Authority

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GO	General obligation

IDA	Industrial Development Authority

LIQ	Liquidity agreement

LOC	Letter of credit

MFHR	Multifamily housing revenue

PCFA	Pollution Control Financing Authority

PUTTER	Puttable tax-exempt receipts

RIB	Residual Interest Bond

SPA	Standby purchase agreement

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Municipal Cash Management Money Market Fund	Statement of assets and liabilities—January 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $185,150,000)	$185,150,000
Cash	149,575
Receivable for investments sold	5,787,559
Receivable for interest	401,871
Prepaid expenses and other assets	27,605

Total assets	191,516,610

Liabilities
Shareholder report expenses payable	81,575
Professional fees payable	27,680
Administration fees payable	16,020
Custodian and accounting fees payable	11,375
Payable for Fund shares redeemed	8,482
Dividends payable	5,565
Management fee payable	3,866
Trustees’ fees and expenses payable	1,860
Accrued expenses and other liabilities	21,344

Total liabilities	177,767

Total net assets	$191,338,843

NET ASSETS CONSIST OF
Paid-in capital	$191,412,246
Total distributable loss	(73,403)

Total net assets	$191,338,843

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Administrator Class	$6,313,170
Shares outstanding – Administrator Class[1]	6,311,071
Net asset value per share – Administrator Class	$1.0003
Net assets – Institutional Class	$166,024,212
Shares outstanding – Institutional Class[1]	165,958,949
Net asset value per share – Institutional Class	$1.0004
Net assets – Service Class	$19,001,461
Shares outstanding – Service Class[1]	18,994,738
Net asset value per share – Service Class	$1.0004

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended January 31, 2019	Wells Fargo Municipal Cash Management Money Market Fund	17

Investment income
Interest	$3,828,839

Expenses
Management fee	376,176
Administration fees
Administrator Class	5,409
Institutional Class	180,643
Service Class	23,486
Shareholder servicing fees
Administrator Class	5,409
Service Class	48,929
Custody and accounting fees	32,386
Professional fees	39,117
Registration fees	79,304
Shareholder report expenses	14,107
Trustees’ fees and expenses	23,250
Other fees and expenses	22,932

Total expenses	851,148
Less: Fee waivers and/or expense reimbursements	(295,243)

Net expenses	555,905

Net investment income	3,272,934

Net realized gains on investments	1,837

Net increase in net assets resulting from operations	$3,274,771

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Municipal Cash Management Money Market Fund	Statement of changes in net assets

	Year ended January 31, 2019		Year ended January 31, 2018[1]

Operations
Net investment income		$3,272,934		$2,669,470
Net realized gains on investments		1,837		200,819
Net change in unrealized gains (losses) on investments		0		(175)

Net increase in net assets resulting from operations		3,274,771		2,870,114

Distributions to shareholders from net investment income and net realized gains
Administrator Class		(72,091)		(22,154)
Institutional Class		(3,175,949)		(2,534,518)
Service Class		(225,713)		(114,035)

Total distributions to shareholders		(3,473,753)		(2,670,707)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Administrator Class	2,997,003	3,000,000	0	0
Institutional Class	4,687,583,592	4,692,370,298	6,592,288,860	6,598,075,845
Service Class	11,577,879	11,587,521	5,397,387	5,401,673

		4,706,957,819		6,603,477,518

Reinvestment of distributions
Administrator Class	70,709	70,768	21,782	21,800
Institutional Class	3,163,888	3,166,888	2,498,994	2,501,356
Service Class	161,224	161,362	79,884	79,954

		3,399,018		2,603,110

Payment for shares redeemed
Institutional Class	(4,860,642,244)	(4,865,545,794)	(6,521,302,596)	(6,527,059,643)
Service Class	(12,079,625)	(12,089,936)	(10,091,953)	(10,099,803)

		(4,877,635,730)		(6,537,159,446)

Net increase (decrease) in net assets resulting from capital share transactions		(167,278,893)		68,921,182

Total increase (decrease) in net assets		(167,477,875)		69,120,589

Net assets
Beginning of period		358,816,718		289,696,129

End of period		$191,338,843		$358,816,718

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at January 31, 2018 was $75,241. The disaggregated distributions information for the year ended January 31, 2018 is included in Note 5, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Municipal Cash Management Money Market Fund	19

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2019	2018	2017	2016[1]	2015[1]
Net asset value, beginning of period	$1.0010	$1.0005	$1.0000	$1.00	$1.00
Net investment income	0.0125	0.0069	0.0031	0.00 [2]	0. 00 [2]
Net realized and unrealized gains (losses) on investments	(0.0001)	0.0005	0.0008	0.00 [2]	0.00 [2]

Total from investment operations	0.0124	0.0074	0.0039	0.00 [2]	0. 00 [2]
Distributions to shareholders from
Net investment income	(0.0124)	(0.0069)	(0.0030)	(0.00)[2]	(0.00)[2]
Net realized gains	(0.0007)	(0.0000)[3]	(0.0004)	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.0131)	(0.0069)	(0.0034)	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.0003	$1.0010	$1.0005	$1.00	$1.00
Total return	1.25%	0.74%	0.35%	0.02%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.41%	0.39%	0.37%	0.37%
Net expenses	0.30%	0.30%	0.27%	0.10%	0.11%
Net investment income	1.25%	0.68%	0.29%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$6,313	$3,247	$3,223	$3,537	$3,536

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

[3]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Municipal Cash Management Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
INSTITUTIONAL CLASS	2019	2018	2017	2016[1]	2015[1]
Net asset value, beginning of period	$1.0011	$1.0005	$1.0000	$1.00	$1.00
Net investment income	0.0133 [2]	0.0080	0.0035	0.00 [3]	0.00 [3]
Net realized and unrealized gains (losses) on investments	0.0001	0.0005	0.0012	0.00 [3]	0.00 [3]

Total from investment operations	0.0134	0.0085	0.0047	0.00 [3]	0.00 [3]
Distributions to shareholders from
Net investment income	(0.0134)	(0.0079)	(0.0038)	(0.00)[3]	(0.00)[3]
Net realized gains	(0.0007)	(0.0000)[4]	(0.0004)	(0.00)[3]	(0.00)[3]

Total distributions to shareholders	(0.0141)	(0.0079)	(0.0042)	(0.00)[3]	(0.00)[3]
Net asset value, end of period	$1.0004	$1.0011	$1.0005	$1.00	$1.00
Total return	1.35%	0.85%	0.44%	0.02%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.31%	0.29%	0.26%	0.25%	0.25%
Net expenses	0.20%	0.20%	0.18%	0.10%	0.11%
Net investment income	1.32%	0.79%	0.27%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$166,024	$336,215	$262,511	$953,036	$1,008,667

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Calculated based upon average shares outstanding.

[3]	Amount is less than $0.005.

[4]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Municipal Cash Management Money Market Fund	21

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2019	2018	2017	2016[1]	2015[1]
Net asset value, beginning of period	$1.0010	$1.0005	$1.0000	$1.00	$1.00
Net investment income	0.0109 [2]	0.0059	0.0037	0.00 [3]	0.00 [3]
Net realized and unrealized gains (losses) on investments	0.0001	0.0000 [4]	(0.0010)	0.00 [3]	0.00 [3]

Total from investment operations	0.0110	0.0059	0.0027	0.00 [3]	0.00 [3]
Distributions to shareholders from
Net investment income	(0.0109)	(0.0054)	(0.0018)	(0.00)[3]	(0.00)[3]
Net realized gains	(0.0007)	(0.0000)[4]	(0.0004)	(0.00)[3]	(0.00)[3]

Total distributions to shareholders	(0.0116)	(0.0054)	(0.0022)	(0.00)[3]	(0.00)[3]
Net asset value, end of period	$1.0004	$1.0010	$1.0005	$1.00	$1.00
Total return	1.11%	0.59%	0.23%	0.02%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.58%	0.49%	0.48%	0.47%
Net expenses	0.45%	0.45%	0.35%	0.10%	0.11%
Net investment income	1.09%	0.53%	0.09%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$19,001	$19,355	$23,962	$108,484	$140,465

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Calculated based upon average shares outstanding.

[3]	Amount is less than $0.005.

[4]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Municipal Cash Management Money Market Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Municipal Cash Management Money Market Fund (the “Fund”) which is a diversified series of the Trust.

The Fund operates as an institutional non-government money market fund. As an institutional non-government money market fund, shareholders will transact at a floating net asset value (NAV) rounded to four decimal places in accordance with the valuation policies below.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Notes to financial statements	Wells Fargo Municipal Cash Management Money Market Fund	23

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of January 31, 2019, the aggregate cost of all investments for federal income tax purposes was $185,150,000 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$0

Gross unrealized losses	0

Net unrealized gains	$0

Class allocations

The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets

Municipal obligations	$0	$157,550,000	$0	$157,550,000

Other	0	22,700,000	0	22,700,000

Repurchase agreements	0	4,900,000	0	4,900,000

Total assets	$0	$185,150,000	$0	$185,150,000

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At January 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement.

24	Wells Fargo Municipal Cash Management Money Market Fund	Notes to financial statements

Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.15% and declining to 0.13% as the average daily net assets of the Fund increase. For the year ended January 31, 2019, the management fee was equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Administrator Class	0.10%

Institutional Class	0.08

Service Class	0.12

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through May 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.30% for Administrator Class shares, 0.20% for Institutional Class shares, and 0.45% for Service Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents. Administrator Class and Service Class of the Fund are charged a fee at an annual rate of 0.10% and 0.25%, respectively, of their average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $493,940,000 and $519,565,000 in interfund purchases and sales, respectively, during the year ended January 31, 2019.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended January 31, 2019 and January 31, 2018 were as follows:

	Year ended January 31

	2019	2018

Ordinary income	$473,017	$261,220

Tax-exempt income	2,857,604	2,409,487

Long-term capital gain	143,132	0

Notes to financial statements	Wells Fargo Municipal Cash Management Money Market Fund	25

As of January 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income

$1,837	$62,757

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended January 31, 2018 were as follows:

	Net investment income	Net realized gains

Administrator Class	$22,145	$9

Institutional Class	2,533,504	1,014

Service Class	113,982	53

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

26	Wells Fargo Municipal Cash Management Money Market Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Municipal Cash Management Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

March 27, 2019

Other information (unaudited)	Wells Fargo Municipal Cash Management Money Market Fund	27

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $143,132 was designated as a 20% rate gain distribution for the fiscal year ended January 31, 2019.

For the fiscal year ended January 31, 2019, $415,330 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2019, $57,687 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 87.31% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended January 31, 2019.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargofunds.com) on a 1-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Municipal Cash Management Money Market Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo Municipal Cash Management Money Market Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30	Wells Fargo Municipal Cash Management Money Market Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

320764 03-19 A307/AR307 01-19

Annual Report

January 31, 2019

Government Money Market Funds

∎	Wells Fargo Government Money Market Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Government Money Market Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Government Money Market Fund for the 12-month period that ended January 31, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility throughout the year.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 fell 2.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 12.58%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 14.24%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 2.25% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.26%. The Bloomberg Barclays Municipal Bond Index6 added 3.26%, and the ICE BofAML U.S. High Yield Index7 gained 1.57%.

A move to normalize U.S. monetary policy influenced markets.

Through January 2018, the S&P 500 Index and MSCI ACWI ex USA Index (Net) delivered positive returns every month for more than a year. In February 2018, that streak ended. The S&P 500 Index fell 3.69% during February and the MSCI ACWI ex USA Index (Net) dropped 4.72%. For the quarter, the S&P 500 Index recorded its first negative quarterly return since 2014. The MSCI ACWI ex USA Index (Net) fell 1.18% for the quarter.

During the year, the U.S. Federal Reserve (Fed) sought to normalize accommodative monetary policies in place since the 2008 global financial crisis and recession. Short-term interest rates, as measured by U.S. Treasury bills—maturities ranging from 3 to 12 months—increased an average of 89 basis points (bps; 100 bps equal 1.00%). Rates for 10-year and 30-year Treasuries increased 17 bps and 18 bps, respectively. Slower growth of long-term rates raised concerns for a flattening yield curve, sometimes associated with recessions. The Fed raised the federal funds rate by 25 bps in March 2018 to a target range of between 1.50% and 1.75%. The Bank of England (BOE) indicated a bias to increase rates later in 2018. The European Central Bank, the Bank of Japan, and the People’s Bank of China (PBOC) maintained low interest rates.

Global trade tensions heightened investor concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The Fed raised the federal funds rate by 25 bps to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61% while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Government Money Market Fund	3

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter gross domestic product (GDP) annualized growth of 4.2%. Hiring improved. Employment data remained strong. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations were even better, as measured by the Russell 2000® Index,8 adding 7.75%.

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as reassured. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The BOE raised its monetary policy rate to 0.75% in August. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

For the S&P 500 Index and the MSCI ACWI ex USA Index (Net), negative stock market performance during October and December bracketed positive November returns. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year.

November’s U.S. mid-term elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. The Bureau of Economic Analysis reported that third-quarter U.S. GDP grew at an annualized 3.4% rate, solid, but lower than the second quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The PBOC cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

After the Fed increased the federal funds rate by 25 bps to a target range of between 2.25% and 2.50% in December—the ninth such increase since the Fed began three years ago to raise rates from near zero—it softened its outlook for further interest rate increases in 2019.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX10.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of savings and spending. You cannot invest directly in an index.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Government Money Market Fund	Letter to shareholders (unaudited)

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Government Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael C. Bird, CFA®‡

Jeffrey L. Weaver, CFA®‡

Laurie White

Average annual total returns (%) as of January 31, 2019

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]

Class A (WFGXX)	11-8-1999	1.38	0.36	0.18	0.61	0.60

Administrator Class (WGAXX)	7-31-2003	1.65	0.48	0.25	0.34	0.34

Institutional Class (GVIXX)	7-28-2003	1.79	0.57	0.30	0.22	0.20

Select Class (WFFXX)[3]	6-30-2015	1.85	0.61	0.32	0.18	0.14

Service Class (NWGXX)	11-16-1987	1.48	0.40	0.21	0.51	0.50

Sweep Class[4]	6-30-2010	1.21	0.30	0.15	0.77	0.77

Yield summary (%) as of January 31, 20192

	Class A	Administrator Class	Institutional Class	Select Class	Service Class	Sweep Class

7-day current yield	1.87	2.13	2.27	2.33	1.97	1.70

7-day compound yield	1.88	2.15	2.29	2.35	1.99	1.71

30-day simple yield	1.87	2.13	2.27	2.33	1.97	1.70

30-day compound yield	1.89	2.15	2.29	2.35	1.99	1.72

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Each class is sold without a front-end sales charge or contingent deferred sales charge.

For government money market funds: You could lose money by investing in the Fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Government Money Market Fund	7

Portfolio composition as of January 31, 2019[5]

Effective maturity distribution as of January 31, 2019[5]

Weighted average maturity as of January 31, 2019[6]

22 days

Weighted average life as of January 31, 2019[7]

99 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through May 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.60% for Class A, 0.35% for Administrator Class, 0.20% for Institutional Class, 0.14% for Select Class, 0.50% for Service Class, and 0.77% for the Sweep Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 1.86%, 2.13%, 2.25%, 2.29%, 1.96%, and 1.70% for Class A, Administrator Class, Institutional Class, Select Class, Service Class, and Sweep Class, respectively. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Select Class shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Select Class shares would be higher.

[4]

Historical performance shown for Sweep Class shares prior to their inception reflects the performance of Service Class shares, and has not been adjusted to include the higher expenses applicable to Sweep Class shares. If these expenses had been included, returns for Sweep Class shares would be lower.

[5]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[6]

Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[7]

Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

8	Wells Fargo Government Money Market Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

The Fund’s fiscal year that ended January 31, 2019, was characterized by steadily rising interest rates. The fiscal year began with the target range on the federal funds rate set by the U.S. Federal Reserve (Fed) at 1.25% to 1.50%. The Fed raised the target range by 0.25% four times during the year—in March, June, September, and December—with the resulting federal funds target rate set at 2.25% to 2.50% at the end of the period. In addition to raising interest rates, the Fed also continued to shrink its balance sheet by systematically allowing a portion of the U.S. Treasury and mortgage-backed securities it acquired during its quantitative easing programs to mature without being reinvested. Both the interest rate and balance sheet actions represent steps by the Fed to normalize monetary policy, effectively unwinding the policies it used to assist the economy’s recovery from the financial crisis.

The U.S. economy grew strongly throughout the year. Gross domestic product grew at an average rate of approximately 3.1% on an annualized basis, compared with a solid 2.5% rate for the prior year. The unemployment rate was largely unchanged, ending the fiscal year at 4.0%, down from 4.1% a year earlier. In addition, the underemployment rate, which includes workers marginally attached to the labor force and those working part time for economic reasons, also fell slightly, from 8.2% to 8.1% over the same period. Both measures were at or below their lows in the years preceding the financial crisis. These measures, among others, likely gave the Fed the confidence it displayed in moving to normalize interest rates and its balance sheet.

Interest rates on all categories of government money market securities moved gradually higher throughout the year, consistent with the Fed’s moves. The 3-month Treasury bill (T-bill) yields averaged 1.58% during February 2018, the first month of the fiscal year; 2.40% during January 2019, the last month of the fiscal year; and 2.04% on average for the entire fiscal year. This compares with an average of 1.01% for the year that ended January 31, 2018. Similarly, average 6-month T-bill yields were 1.77% in February 2018; 2.50% in January 2019; and 2.21% over the whole fiscal year, up from an average of 1.14% in the previous fiscal year. The higher yields on T-bills were due not only to the Fed’s interest rate hikes but also to an increased supply of T-bills from the U.S. Treasury, which needed to finance the growing U.S. federal deficit. The total amount of T-bills outstanding grew from $1.964 trillion at the beginning of the fiscal year to $2.289 trillion at the end.

The yields on repurchase agreements (repos) generally followed the same path and were also heavily influenced by the Fed’s decisions. Overnight Treasury repo rates, as measured by the Fed’s Tri-Party General Collateral Rate, averaged 1.31% in February 2018, the fiscal year’s first month, and 2.44% in January 2019, the fiscal year’s last month. For the entire fiscal year that ended January 31, 2019 the average Treasury repo yield was 1.92%, up from 0.94% for the previous fiscal year.

Similarly, yields on government-sponsored enterprise (GSE) discount notes moved higher in lockstep with other government securities throughout the year. Average GSE discount note yields for 3-, 6-, and 12-month tenors were 1.00%, 1.09%, and 1.24%, respectively, in the prior reporting period. The yields moved to averages of 2.01%, 2.13%, and 2.32%, respectively, for the fiscal year that ended January 31, 2019.

Our portfolio strategy continued to emphasize maintaining both a stable $1.00 net asset value and adequate liquidity to meet shareholder redemptions. Accordingly, we invested in T-bills; U.S. Treasury notes; GSE discount notes; and other securities, including floating-rate notes and repos collateralized by Treasury securities and GSE obligations.

Strategic outlook

The economy has continued its solid performance, with a consistently strong labor market and gradually rising—but still below target—inflation. At the end of the fiscal year, the Fed signaled that it will proceed more cautiously, weighing incoming economic data and other factors and modifying its interest rate path accordingly. As the Fed is no longer projecting further gradual increases in interest rates and is instead espousing patience, the interest rate outlook as the fiscal year begins is for steady rates, and the direction of the next move in interest rates will depend on the evolution of the economy. The fiscal impulse from the federal tax cut that helped boost the economy over the past year may fade somewhat, potentially leading to slower economic growth over the following year. These factors suggest that interest rates on U.S. government money market securities may be little changed for at least the early part of the fiscal year. The risks to this outlook appear to be roughly balanced, as a still-strong economy could eventually call for higher rates, while rates could fall if the economy weakens due to a variety of factors, such as political developments in both the U.S. and abroad; a pullback in risk asset valuations; and a turn in the economic cycle, as the current expansion is well aged by historical standards. In the face of this uncertainty, we believe that our investment strategy, with its focus on capital preservation and liquidity, should enable the Fund to continue to meet its objectives.

Fund expenses (unaudited)	Wells Fargo Government Money Market Fund	9

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2018 to January 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2018	Ending account value 1-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,008.21	$3.03	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Administrator Class

Actual	$1,000.00	$1,009.54	$1.71	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.51	$1.72	0.34%
Institutional Class

Actual	$1,000.00	$1,010.24	$1.01	0.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	$1.02	0.20%
Select Class

Actual	$1,000.00	$1,010.54	$0.71	0.14%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.50	$0.72	0.14%
Service Class

Actual	$1,000.00	$1,008.72	$2.53	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$2.55	0.50%
Sweep Class

Actual	$1,000.00	$1,007.36	$3.88	0.77%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.34	$3.90	0.77%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10	Wells Fargo Government Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Government Agency Debt: 33.53%

FFCB (z)	2.23%	2-4-2019	$15,000,000	$14,997,238

FFCB (z)	2.26	2-26-2019	20,000,000	19,968,889

FFCB (z)	2.27	2-27-2019	80,000,000	79,870,109

FFCB (z)	2.28	3-4-2019	25,000,000	24,951,563

FFCB (z)	2.29	3-18-2019	10,000,000	9,971,750

FFCB (z)	2.32	2-19-2019	15,000,000	14,982,750

FFCB (1 Month LIBOR -0.14%) ±	2.38	6-13-2019	88,000,000	87,963,295

FFCB (3 Month LIBOR -0.21%) ±	2.39	8-6-2020	16,500,000	16,481,813

FFCB (1 Month LIBOR -0.11%) ±	2.40	10-28-2019	75,000,000	74,988,957

FFCB (1 Month LIBOR -0.10%) ±	2.41	7-19-2019	145,000,000	144,996,593

FFCB (1 Month LIBOR -0.10%) ±	2.41	8-15-2019	118,000,000	117,995,239

FFCB (1 Month LIBOR -0.09%) ±	2.41	8-19-2019	200,000,000	199,994,458

FFCB (1 Month LIBOR -0.10%) ±	2.42	7-25-2019	295,500,000	295,490,594

FFCB (3 Month LIBOR -0.13%) ±	2.42	8-1-2019	100,000,000	100,000,000

FFCB (1 Month LIBOR -0.10%) ±	2.42	12-2-2019	37,000,000	36,991,435

FFCB (1 Month LIBOR -0.10%) ±	2.42	10-8-2019	116,500,000	116,481,371

FFCB (1 Month LIBOR -0.08%) ±	2.42	11-20-2019	150,000,000	149,975,610

FFCB (1 Month LIBOR -0.08%) ±	2.43	4-29-2019	100,000,000	99,999,026

FFCB (3 Month LIBOR -0.16%) ±	2.43	5-5-2020	50,000,000	49,997,311

FFCB (1 Month LIBOR -0.08%) ±	2.43	1-30-2020	75,000,000	74,994,101

FFCB (1 Month LIBOR -0.08%) ±	2.43	7-15-2019	200,000,000	199,995,492

FFCB (1 Month LIBOR -0.08%) ±	2.43	10-25-2019	208,000,000	207,997,627

FFCB (1 Month LIBOR -0.08%) ±	2.43	9-23-2019	150,000,000	149,999,574

FFCB (1 Month LIBOR -0.08%) ±	2.43	11-12-2019	100,000,000	100,000,129

FFCB (3 Month U.S. Treasury Bill Money Market Yield +0.05%) ±	2.43	3-23-2020	200,000,000	199,990,926

FFCB (3 Month U.S. Treasury Bill Money Market Yield +0.05%) ±	2.43	6-18-2020	100,000,000	99,993,807

FFCB (3 Month LIBOR -0.21%) ±	2.43	5-20-2020	125,000,000	124,881,914

FFCB (1 Month LIBOR -0.08%) ±	2.44	6-10-2019	200,000,000	199,993,056

FFCB (1 Month LIBOR -0.08%) ±	2.44	6-5-2019	35,000,000	34,999,411

FFCB (1 Month LIBOR -0.08%) ±	2.44	5-11-2020	189,295,000	189,170,556

FFCB (3 Month U.S. Treasury Bill Money Market Yield +0.05%) ±	2.44	4-16-2020	350,000,000	349,983,228

FFCB (3 Month U.S. Treasury Bill Money Market Yield +0.05%) ±	2.44	10-21-2020	100,000,000	99,991,501

FFCB (1 Month LIBOR -0.08%) ±	2.44	7-10-2019	147,200,000	147,200,000

FFCB (1 Month LIBOR -0.07%) ±	2.44	4-18-2019	150,000,000	150,003,423

FFCB (3 Month U.S. Treasury Bill Money Market Yield +0.06%) ±	2.44	7-22-2020	300,000,000	299,982,529

FFCB (3 Month U.S. Treasury Bill Money Market Yield +0.06%) ±	2.44	8-6-2020	150,000,000	149,996,629

FFCB (3 Month U.S. Treasury Bill Money Market Yield +0.06%) ±	2.44	9-4-2020	150,000,000	149,989,270

FFCB (z)	2.45	4-5-2019	25,000,000	24,894,125

FFCB (1 Month LIBOR -0.07%) ±	2.45	7-9-2020	137,000,000	136,902,497

FFCB (1 Month LIBOR -0.06%) ±	2.45	2-27-2020	48,500,000	48,497,927

FFCB (1 Month LIBOR -0.07%) ±	2.45	9-12-2019	100,000,000	99,996,939

FFCB (3 Month U.S. Treasury Bill Money Market Yield +0.06%) ±	2.45	10-15-2020	100,000,000	99,991,581

FFCB (1 Month LIBOR -0.05%) ±	2.45	8-27-2020	25,000,000	24,985,969

FFCB (3 Month U.S. Treasury Bill Money Market Yield +0.07%) ±	2.45	5-15-2020	225,000,000	225,004,499

FFCB (3 Month U.S. Treasury Bill Money Market Yield +0.07%) ±	2.45	7-24-2020	100,000,000	99,995,602

FFCB (1 Month LIBOR -0.05%) ±	2.46	1-22-2020	200,000,000	199,991,962

FFCB (1 Month LIBOR -0.05%) ±	2.46	2-7-2020	26,530,000	26,524,810

FFCB (1 Month LIBOR -0.05%) ±	2.47	3-12-2020	250,000,000	249,991,704

FFCB (1 Month LIBOR -0.05%) ±	2.47	5-14-2020	300,000,000	299,984,712

FFCB (3 Month U.S. Treasury Bill Money Market Yield +0.09%) ±	2.47	3-26-2020	100,000,000	99,996,584

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo Government Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Government Agency Debt (continued)

FFCB (z)	2.48%	4-22-2019	$15,000,000	$14,918,333

FFCB (1 Month LIBOR -0.03%) ±	2.48	4-9-2020	250,000,000	249,985,251

FFCB (3 Month LIBOR -0.13%) ±	2.49	8-14-2019	100,000,000	99,997,874

FFCB (z)	2.49	5-9-2019	106,000,000	105,299,175

FFCB (1 Month LIBOR -0.02%) ±	2.49	8-5-2020	90,000,000	89,961,395

FFCB (3 Month LIBOR -0.13%) ±	2.50	11-16-2020	130,000,000	129,986,974

FFCB (3 Month U.S. Treasury Bill Money Market Yield +0.11%) ±	2.50	12-28-2020	84,000,000	83,968,072

FFCB (1 Month LIBOR +0.01%) ±	2.51	5-26-2020	250,000,000	249,986,909

FFCB (1 Month LIBOR +0.01%) ±	2.51	11-27-2020	100,000,000	99,995,497

FFCB (1 Month LIBOR +0.00%) ±	2.51	6-25-2020	5,000,000	5,002,688

FFCB (1 Month LIBOR +0.01%) ±	2.51	8-19-2020	250,000,000	249,972,204

FFCB (3 Month LIBOR -0.19%) ±	2.52	2-28-2020	75,000,000	75,000,000

FFCB (z)	2.52	5-21-2019	20,000,000	19,849,822

FFCB (z)	2.53	5-28-2019	10,000,000	9,919,444

FFCB (1 Month LIBOR +0.03%) ±	2.54	12-14-2020	50,000,000	49,996,193

FFCB (1 Month LIBOR +0.04%) ±	2.54	1-28-2021	207,500,000	207,500,292

FFCB (3 Month LIBOR -0.20%) ±	2.54	3-6-2020	75,000,000	74,996,745

FFCB (1 Month LIBOR +0.05%) ±	2.55	1-27-2020	158,500,000	158,671,552

FFCB (z)	2.56	6-11-2019	100,000,000	99,090,000

FFCB (1 Month LIBOR +0.07%) ±	2.57	12-28-2020	250,000,000	250,000,000

FFCB (3 Month LIBOR -0.14%) ±	2.57	8-28-2019	25,000,000	25,000,000

FFCB (z)	2.57	7-11-2019	60,000,000	59,328,000

FFCB (3 Month LIBOR -0.20%) ±	2.58	4-16-2019	25,000,000	24,999,518

FFCB (3 Month LIBOR -0.12%) ±	2.59	11-30-2020	75,000,000	75,000,000

FFCB (1 Month LIBOR +0.07%) ±	2.59	1-8-2021	300,000,000	299,919,744

FFCB (3 Month LIBOR -0.15%) ±	2.59	3-2-2020	100,000,000	99,997,849

FFCB (3 Month LIBOR -0.19%) ±	2.59	6-13-2019	125,000,000	125,000,723

FFCB (z)	2.60	7-1-2019	5,000,000	4,946,875

FFCB (3 Month LIBOR -0.13%) ±	2.61	9-4-2020	115,000,000	115,000,000

FFCB (z)	2.61	7-10-2019	100,000,000	98,869,333

FFCB (z)	2.62	7-16-2019	15,000,000	14,823,313

FFCB (3 Month LIBOR -0.17%) ±	2.63	4-9-2020	100,000,000	99,995,303

FFCB (3 Month LIBOR -0.12%) ±	2.64	1-27-2020	10,000,000	10,009,685

FFCB (3 Month LIBOR -0.13%) ±	2.65	9-12-2019	100,000,000	99,997,556

FFCB (1 Month LIBOR +0.15%) ±	2.65	4-3-2019	14,330,000	14,336,111

FFCB (1 Month LIBOR +0.16%) ±	2.68	12-2-2019	25,000,000	25,049,088

FFCB (3 Month LIBOR -0.06%) ±	2.71	10-25-2019	42,400,000	42,442,792

FFCB (3 Month LIBOR -0.10%) ±	2.71	12-28-2020	235,000,000	234,982,416

FFCB (z)	2.75	11-4-2019	67,000,000	65,623,373

FFCB (3 Month LIBOR -0.01%) ±	2.81	9-23-2019	20,000,000	20,023,547

FHLB (3 Month LIBOR -0.28%) ±	2.26	2-1-2019	200,000,000	200,000,000

FHLB	2.28	9-20-2019	395,350,000	395,350,000

FHLB (3 Month LIBOR -0.28%) ±	2.30	2-4-2019	200,000,000	200,000,000

FHLB (z)	2.35	2-6-2019	50,000,000	49,983,750

FHLB (z)	2.36	3-1-2019	144,000,000	143,737,749

FHLB (z)	2.36	3-4-2019	50,000,000	49,899,250

FHLB (1 Month LIBOR -0.14%) ±	2.37	2-28-2019	300,000,000	300,000,000

FHLB (z)	2.37	2-22-2019	50,000,000	49,931,458

FHLB (z)	2.37	2-8-2019	50,000,000	49,977,085

FHLB (1 Month LIBOR -0.13%) ±	2.37	3-22-2019	200,000,000	200,000,000

FHLB (1 Month LIBOR -0.13%) ±	2.38	4-15-2019	200,000,000	200,000,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Government Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Government Agency Debt (continued)

FHLB (z)	2.38%	2-13-2019	$100,000,000	$99,921,100

FHLB (z)	2.38	2-15-2019	100,000,000	99,907,912

FHLB (1 Month LIBOR -0.13%) ±	2.38	2-6-2019	200,000,000	200,000,000

FHLB (1 Month LIBOR -0.12%) ±	2.38	2-22-2019	200,000,000	200,000,000

FHLB (1 Month LIBOR -0.12%) ±	2.38	2-22-2019	200,000,000	200,000,000

FHLB (1 Month LIBOR -0.13%) ±	2.39	7-16-2019	100,000,000	100,000,000

FHLB (1 Month LIBOR -0.13%) ±	2.39	6-7-2019	205,000,000	204,999,141

FHLB (z)	2.39	2-20-2019	100,000,000	99,874,706

FHLB (1 Month LIBOR -0.12%) ±	2.39	2-15-2019	200,000,000	200,000,000

FHLB (1 Month LIBOR -0.11%) ±	2.39	2-22-2019	150,000,000	150,000,000

FHLB (1 Month LIBOR -0.12%) ±	2.39	4-18-2019	300,000,000	300,000,000

FHLB (1 Month LIBOR -0.11%) ±	2.40	7-19-2019	19,995,000	19,993,877

FHLB (z)	2.40	2-27-2019	100,000,000	99,827,750

FHLB	2.40	10-11-2019	367,750,000	367,750,000

FHLB	2.40	10-15-2019	300,000,000	300,000,000

FHLB (z)	2.41	2-1-2019	192,550,000	192,550,000

FHLB (1 Month LIBOR -0.10%) ±	2.41	10-21-2019	200,000,000	200,000,000

FHLB (1 Month LIBOR -0.09%) ±	2.41	7-22-2019	100,000,000	100,000,021

FHLB (z)	2.42	3-6-2019	100,000,000	99,779,083

FHLB (1 Month LIBOR -0.09%) ±	2.42	7-17-2019	100,000,000	100,000,037

FHLB (1 Month LIBOR -0.09%) ±	2.42	7-16-2019	100,000,000	100,000,000

FHLB (1 Month LIBOR -0.10%) ±	2.42	3-8-2019	200,000,000	200,000,000

FHLB (1 Month LIBOR -0.08%) ±	2.42	3-19-2019	100,000,000	100,000,000

FHLB (1 Month LIBOR -0.08%) ±	2.42	3-20-2019	100,000,000	100,000,000

FHLB (1 Month LIBOR -0.08%) ±	2.43	2-4-2019	100,000,000	100,000,000

FHLB (z)	2.43	3-8-2019	270,000,000	269,366,452

FHLB (1 Month LIBOR -0.08%) ±	2.43	3-15-2019	100,000,000	100,000,000

FHLB (1 Month LIBOR -0.07%) ±	2.43	5-28-2019	150,000,000	150,000,000

FHLB (1 Month LIBOR -0.08%) ±	2.43	2-7-2020	150,000,000	150,000,000

FHLB (1 Month LIBOR -0.07%) ±	2.44	7-17-2019	100,000,000	100,000,000

FHLB (z)	2.44	4-4-2019	100,000,000	99,583,222

FHLB (1 Month LIBOR -0.06%) ±	2.44	4-26-2019	150,000,000	150,000,000

FHLB (1 Month LIBOR -0.06%) ±	2.44	10-28-2019	200,000,000	200,000,000

FHLB (1 Month LIBOR -0.06%) ±	2.44	2-20-2020	200,000,000	200,000,000

FHLB (1 Month LIBOR -0.06%) ±	2.44	2-21-2020	125,000,000	125,000,000

FHLB (U.S. SOFR +0.06%) ±	2.45	9-10-2019	75,000,000	75,000,000

FHLB (1 Month LIBOR -0.06%) ±	2.45	8-7-2019	35,000,000	35,005,497

FHLB (1 Month LIBOR -0.07%) ±	2.45	4-24-2019	200,000,000	200,000,000

FHLB (1 Month LIBOR -0.06%) ±	2.46	12-16-2019	114,100,000	114,135,825

FHLB (3 Month LIBOR -0.19%) ±	2.46	2-20-2020	200,000,000	200,000,000

FHLB (1 Month LIBOR -0.05%) ±	2.46	10-9-2019	150,000,000	150,000,000

FHLB (1 Month LIBOR -0.05%) ±	2.46	12-13-2019	100,000,000	100,000,000

FHLB (z)	2.47	4-8-2019	50,000,000	49,775,875

FHLB (z)	2.48	4-17-2019	200,000,000	198,977,084

FHLB (3 Month LIBOR -0.20%) ±	2.48	11-26-2019	100,000,000	100,000,000

FHLB (z)	2.48	4-16-2019	100,000,000	99,495,361

FHLB (z)	2.48	4-22-2019	150,000,000	149,179,444

FHLB (z)	2.49	4-23-2019	50,000,000	49,722,688

FHLB (z)	2.50	5-1-2019	46,050,000	45,768,801

FHLB (1 Month LIBOR +0.00%) ±	2.50	10-26-2020	230,000,000	230,000,323

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo Government Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Government Agency Debt (continued)

FHLB (z)	2.52%	5-16-2019	$50,000,000	$49,641,056

FHLB (z)	2.52	5-15-2019	67,300,000	66,821,402

FHLB (3 Month LIBOR -0.16%) ±	2.52	5-24-2019	142,000,000	142,009,071

FHLB (3 Month LIBOR -0.16%) ±	2.52	5-24-2019	200,000,000	200,008,695

FHLB (3 Month LIBOR -0.19%) ±	2.52	8-28-2019	200,000,000	200,000,000

FHLB (3 Month U.S. Treasury Bill +0.07%) ±	2.52	1-30-2020	150,000,000	150,000,000

FHLB (3 Month LIBOR -0.26%) ±	2.54	10-7-2019	75,000,000	74,945,510

FHLB (3 Month LIBOR -0.26%) ±	2.54	10-11-2019	312,400,000	312,170,504

FHLB (3 Month LIBOR -0.16%) ±	2.55	5-28-2019	550,000,000	550,043,097

FHLB (3 Month LIBOR -0.16%) ±	2.55	5-28-2019	27,500,000	27,501,229

FHLB (3 Month LIBOR -0.20%) ±	2.58	2-18-2020	250,000,000	250,000,000

FHLB (3 Month LIBOR -0.21%) ±	2.59	7-6-2020	200,000,000	200,000,000

FHLB (3 Month LIBOR -0.16%) ±	2.59	6-5-2019	10,000,000	10,001,311

FHLB (3 Month LIBOR -0.21%) ±	2.59	6-19-2020	200,000,000	200,000,000

FHLB (3 Month LIBOR -0.16%) ±	2.62	6-12-2019	466,855,000	466,856,442

FHLB (3 Month LIBOR -0.16%) ±	2.62	10-22-2019	150,000,000	150,000,000

FHLB (3 Month LIBOR -0.16%) ±	2.63	6-20-2019	59,680,000	59,687,060

FHLB (3 Month LIBOR -0.15%) ±	2.65	1-2-2020	150,000,000	150,000,000

FHLB (3 Month LIBOR -0.14%) ±	2.65	12-20-2019	250,000,000	249,973,366

FHLB (3 Month LIBOR -0.12%) ±	2.66	12-13-2019	150,000,000	150,000,000

FHLB (3 Month LIBOR -0.11%) ±	2.67	1-25-2021	50,000,000	50,000,769

FHLB (3 Month LIBOR -0.14%) ±	2.68	12-26-2019	225,000,000	225,000,000

FHLB	2.75	10-24-2019	9,775,000	9,775,518

FHLMC	1.25	8-1-2019	63,648,000	63,205,751

FHLMC	1.25	10-2-2019	144,295,000	142,899,297

FHLMC (U.S. SOFR +0.03%) ±	2.42	6-19-2019	120,000,000	120,000,000

FHLMC (1 Month LIBOR -0.10%) ±	2.42	8-8-2019	100,000,000	100,000,000

FHLMC	2.53	9-20-2019	300,000,000	300,000,000

FHLMC (3 Month LIBOR -0.22%) ±	2.55	6-10-2019	150,000,000	150,000,000

FHLMC	3.75	3-27-2019	20,997,000	21,040,575

FNMA	0.88	8-2-2019	383,635,000	380,284,072

FNMA	1.00	8-28-2019	41,983,000	41,584,341

FNMA	1.00	10-24-2019	51,029,000	50,395,743

FNMA	1.75	9-12-2019	50,000,000	49,703,012

FNMA (U.S. SOFR +0.04%) ±	2.43	4-30-2019	50,000,000	50,000,000

FNMA (U.S. SOFR +0.07%) ±	2.46	10-30-2019	25,000,000	25,000,000

FNMA (U.S. SOFR +0.10%) ±	2.49	4-30-2020	15,000,000	15,000,000

FNMA (1 Month LIBOR +0.00%) ±	2.50	2-28-2019	15,000,000	15,001,231

National Credit Union Administration Guaranteed Note Series A4	3.00	6-12-2019	20,900,000	20,929,314

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.40	11-15-2025	6,600,000	6,600,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.40	10-15-2032	22,705,128	22,705,128

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.40	6-15-2034	18,420,940	18,420,940

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	8-15-2019	6,000,000	6,000,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	11-15-2022	21,700,000	21,700,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	11-15-2023	20,000,000	20,000,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	1-20-2027	68,000,000	68,000,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	7-19-2027	10,000,000	10,000,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	9-20-2027	25,000,000	25,000,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	9-2-2031	10,000,000	10,000,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Government Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Government Agency Debt (continued)

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41%	9-2-2031	$11,755,000	$11,755,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	9-2-2031	8,830,000	8,830,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	9-2-2031	6,730,000	6,730,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	9-2-2031	5,875,000	5,875,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	9-30-2031	11,647,170	11,647,170

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	6-28-2032	31,051,405	31,051,405

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	5-15-2033	3,773,401	3,773,401

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	1-20-2035	12,000,000	12,000,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	1-20-2035	10,400,000	10,400,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	1-20-2035	9,900,000	9,900,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	1-20-2035	4,000,000	4,000,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	4-20-2035	17,500,000	17,500,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	4-20-2035	5,000,000	5,000,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	4-20-2035	5,000,000	5,000,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	10-15-2039	14,965,000	14,965,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	10-15-2039	15,000,000	15,000,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	1-15-2040	3,976,000	3,976,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	1-15-2040	11,928,000	11,928,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	7-7-2040	19,995,900	19,995,900

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	7-7-2040	8,598,237	8,598,237

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	7-7-2040	8,498,258	8,498,258

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	7-7-2040	10,997,745	10,997,745

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	7-15-2040	9,840,600	9,840,600

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	10-15-2040	7,000,000	7,000,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.42	12-15-2019	11,088,000	11,088,000

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.42	7-9-2026	70,451,250	70,451,250

Overseas Private Investment Corporation (3 Month U.S. Treasury Bill +0.00%) ±§	2.42	1-15-2030	16,603,774	16,603,774

Overseas Private Investment Corporation Series 1 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	8-15-2026	15,447,168	15,447,168

Overseas Private Investment Corporation Series 1 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	9-30-2031	4,585,500	4,585,500

Overseas Private Investment Corporation Series 1 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	1-15-2040	9,940,000	9,940,000

Overseas Private Investment Corporation Series 2 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	10-10-2025	6,591,600	6,591,600

Overseas Private Investment Corporation Series 2 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	9-30-2031	10,730,070	10,730,070

Overseas Private Investment Corporation Series 2 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	9-20-2038	4,000,000	4,000,000

Overseas Private Investment Corporation Series 2-2 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	7-15-2040	3,479,000	3,479,000

Overseas Private Investment Corporation Series 3 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	10-10-2025	8,569,080	8,569,080

Overseas Private Investment Corporation Series 3 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	7-15-2026	5,284,620	5,284,620

Overseas Private Investment Corporation Series 4 (3 Month U.S. Treasury Bill +0.00%) ±§	2.40	11-15-2033	24,341,881	24,341,881

Overseas Private Investment Corporation Series 4 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	9-2-2031	3,500,000	3,500,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo Government Money Market Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Government Agency Debt (continued)

Overseas Private Investment Corporation Series 4 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41%	9-30-2031	$6,236,280	$6,236,280

Overseas Private Investment Corporation Series 4 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	1-20-2035	9,000,000	9,000,000

Overseas Private Investment Corporation Series 5 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	9-30-2031	6,419,700	6,419,700

Overseas Private Investment Corporation Series 6 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	9-30-2031	6,419,700	6,419,700

Overseas Private Investment Corporation Series 6 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	4-20-2035	8,900,000	8,900,000

Overseas Private Investment Corporation Series 6 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	7-7-2040	4,898,996	4,898,996

Overseas Private Investment Corporation Series 7 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	9-30-2031	3,668,400	3,668,400

Overseas Private Investment Corporation Series 7 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	1-20-2035	2,900,000	2,900,000

Overseas Private Investment Corporation Series 8 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	9-30-2031	13,756,500	13,756,500

Overseas Private Investment Corporation Series 9 (3 Month U.S. Treasury Bill +0.00%) ±§	2.40	5-15-2030	25,296,000	25,296,000

Overseas Private Investment Corporation Series 9 (3 Month U.S. Treasury Bill +0.00%) ±§	2.41	9-30-2031	4,310,370	4,310,370

Total Government Agency Debt (Cost $25,454,541,261)				25,454,541,261

Municipal Obligations: 0.07%

New York: 0.02%

Variable Rate Demand Notes ø: 0.02%

New York City NY Housing Development Corporation Taxable-90 West Street-Series B (Housing Revenue, FNMA LOC, FNMA LIQ)	2.45	3-15-2036	5,650,000	5,650,000

New York HFA 11th Avenue Housing Series B (Housing Revenue, FNMA LOC, FNMA LIQ)	2.45	5-15-2041	6,000,000	6,000,000

New York HFA Series B (Housing Revenue, FNMA LOC, FNMA LIQ)	2.45	5-15-2033	2,100,000	2,100,000

				13,750,000

Washington: 0.03%

Variable Rate Demand Notes ø: 0.03%

Washington Housing Finance Commission Ballard Landmark Inn Project Series B (Housing Revenue, FHLB LOC)	2.39	12-15-2041	12,900,000	12,900,000

Washington Housing Finance Commission Eagles Landing Apartments Project Series A (Housing Revenue, FNMA LOC, FNMA LIQ)	2.45	12-15-2036	1,520,000	1,520,000

Washington Housing Finance Commission Fairwinds Project Series B (Housing Revenue, FHLB LOC)	2.43	7-1-2041	2,945,000	2,945,000

Washington Housing Finance Commission Fairwinds Redmond Project (Housing Revenue, FHLB LOC)	2.43	7-1-2041	4,600,000	4,600,000

Washington Housing Finance Commission The Lodge at Eagle Ridge Series B (Housing Revenue, FHLB LOC)	2.43	8-1-2041	3,425,000	3,425,000

				25,390,000

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Government Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Wisconsin: 0.02%

Variable Rate Demand Notes ø: 0.02%

Wisconsin PFA Assisted Living Facilities Brannan Park Project (Housing Revenue, FHLB LOC)	2.39%	1-1-2048	$12,320,000	$12,320,000

Total Municipal Obligations (Cost $51,460,000)				51,460,000

Repurchase Agreements ^^: 60.64%

Bank of America Corporation, dated 1-31-2019, maturity value $1,455,103,871 (1)	2.57	2-1-2019	1,455,000,000	1,455,000,000

Bank of Montreal, dated 1-17-2019, maturity value $400,894,667 (2)§	2.44	2-19-2019	400,000,000	400,000,000

Bank of Montreal, dated 1-31-2019, maturity value $700,049,972 (3)	2.57	2-1-2019	700,000,000	700,000,000

Bank of Nova Scotia, dated 1-31-2019, maturity value $1,405,100,301 (4)	2.57	2-1-2019	1,405,000,000	1,405,000,000

Barclays Capital Incorporated, dated 1-10-2019, maturity value $400,792,667 (5)	2.46	2-8-2019	400,000,000	400,000,000

BNP Paribas Securities Corporation, dated 1-31-2019, maturity value $100,007,194 (6)	2.59	2-1-2019	100,000,000	100,000,000

BNP Paribas Securities Corporation, dated 1-31-2019, maturity value $200,435,556 (7)	2.45	3-4-2019	200,000,000	200,000,000

BNP Paribas Securities Corporation, dated 1-31-2019, maturity value $640,046,222 (8)	2.60	2-1-2019	640,000,000	640,000,000

BNP Paribas Securities Corporation, dated 12-3-2018, maturity value $301,850,333 (9)	2.44	2-6-2019	300,000,000	300,000,000

BNP Paribas Securities Corporation, dated 12-6-2018, maturity value $301,260,667 (10)	2.44	3-4-2019	300,000,000	300,000,000

Citibank NA, dated 1-31-2019, maturity value $250,017,847 (11)	2.57	2-1-2019	250,000,000	250,000,000

Citibank NA, dated 1-31-2019, maturity value $250,118,611 (12)	2.44	2-7-2019	250,000,000	250,000,000

Citigroup Global Markets Incorporated, dated 1-29-2019, maturity value $250,117,153 (13)	2.41	2-5-2019	250,000,000	250,000,000

Citigroup Global Markets Incorporated, dated 1-31-2019, maturity value $2,000,142,778 (14)	2.57	2-1-2019	2,000,000,000	2,000,000,000

Credit Agricole SA, dated 1-25-2019, maturity value $400,187,444 (15)	2.41	2-1-2019	400,000,000	400,000,000

Credit Agricole SA, dated 1-31-2019, maturity value $1,250,089,236 (16)	2.57	2-1-2019	1,250,000,000	1,250,000,000

Credit Agricole SA, dated 1-31-2019, maturity value $850,055,486 (17)	2.35	2-1-2019	850,000,000	850,000,000

Deutsche Bank Securities, dated 1-31-2019, maturity value $200,014,333 (18)	2.58	2-1-2019	200,000,000	200,000,000

Deutsche Bank Securities, dated 1-31-2019, maturity value $500,034,722 (19)	2.50	2-1-2019	500,000,000	500,000,000

Deutsche Bank Securities, dated 1-31-2019, maturity value $500,036,111 (20)	2.60	2-1-2019	500,000,000	500,000,000

Fixed Income Clearing Corporation, dated 1-31-2019, maturity value $6,890,489,956 (21)	2.56	2-1-2019	6,890,000,000	6,890,000,000

Goldman Sachs & Company, dated 1-31-2019, maturity value $145,010,231 (22)	2.54	2-1-2019	145,000,000	145,000,000

ING Financial Markets LLC, dated 1-15-2019, maturity value $201,374,167 (23)	2.55	4-22-2019	200,000,000	200,000,000

ING Financial Markets LLC, dated 1-25-2019, maturity value $300,140,583 (24)	2.41	2-1-2019	300,000,000	300,000,000

ING Financial Markets LLC, dated 1-29-2019, maturity value $251,568,750 (25)	2.51	4-29-2019	250,000,000	250,000,000

ING Financial Markets LLC, dated 1-30-2019, maturity value $500,234,306 (26)	2.41	2-6-2019	500,000,000	500,000,000

ING Financial Markets LLC, dated 1-31-2019, maturity value $1,100,078,604 (27)	2.57	2-1-2019	1,100,000,076	1,100,000,076

ING Financial Markets LLC, dated 1-4-2019, maturity value $503,185,000 (28)	2.52	4-5-2019	500,000,000	500,000,000

ING Financial Markets LLC, dated 1-7-2019, maturity value $200,868,000 (29)	2.48	3-11-2019	200,000,000	200,000,000

ING Financial Markets LLC, dated 11-19-2018, maturity value $176,048,056 (30)	2.45	2-15-2019	175,000,000	175,000,000

ING Financial Markets LLC, dated 11-30-2018, maturity value $301,331,000 (31)	2.42	2-4-2019	300,000,000	300,000,000

ING Financial Markets LLC, dated 11-5-2018, maturity value $101,294,222 (32)	2.56	5-6-2019	100,000,000	100,000,000

ING Financial Markets LLC, dated 12-10-2018, maturity value $150,940,333 (33)	2.48	3-11-2019	150,000,000	150,000,000

ING Financial Markets LLC, dated 12-19-2018, maturity value $150,945,000 (34)	2.52	3-19-2019	150,000,000	150,000,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo Government Money Market Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Repurchase Agreements ^^ (continued)

ING Financial Markets LLC, dated 12-28-2018, maturity value $350,843,889 (35)	2.48%	2-1-2019	$350,000,000	$350,000,000

JPMorgan Securities, dated 1-31-2019, maturity value $3,100,221,306 (36)	2.57	2-1-2019	3,100,000,000	3,100,000,000

JPMorgan Securities, dated 1-31-2019, maturity value $615,043,563 (37)	2.55	2-1-2019	615,000,000	615,000,000

Merrill Lynch Pierce Fenner Smith Incorporated, dated 1-31-2019, maturity value $100,007,139 (38)	2.57	2-1-2019	100,000,000	100,000,000

MetLife Incorporated, dated 1-31-2019, maturity value $350,026,549 (39)	2.57	2-1-2019	350,001,563	350,001,563

Mitsubishi Bank, dated 1-31-2019, maturity value $250,017,917 (40)	2.58	2-1-2019	250,000,000	250,000,000

Mizuho Bank, dated 1-31-2019, maturity value $650,046,403 (41)	2.57	2-1-2019	650,000,000	650,000,000

MUFG Securities Canada Limited, dated 1-31-2019, maturity value $1,470,104,125 (42)	2.55	2-1-2019	1,470,000,000	1,470,000,000

Nomura Securities International Incorporated, dated 1-29-2019, maturity value $1,200,562,333 (43)	2.41	2-5-2019	1,200,000,000	1,200,000,000

Nomura Securities International Incorporated, dated 1-31-2019, maturity value $1,000,071,667 (44)	2.58	2-1-2019	1,000,000,000	1,000,000,000

Prudential Insurance Company of America, dated 1-31-2019, maturity value $109,436,623 (45)	2.59	2-1-2019	109,428,750	109,428,750

Prudential Insurance Company of America, dated 1-31-2019, maturity value $676,058,635 (46)	2.59	2-1-2019	676,010,000	676,010,000

RBC Capital Markets, dated 1-31-2019, maturity value $1,700,120,417 (47)	2.55	2-1-2019	1,700,000,000	1,700,000,000

RBC Capital Markets, dated 1-31-2019, maturity value $2,750,196,319 (48)	2.57	2-1-2019	2,750,000,000	2,750,000,000

Royal Bank of Canada, dated 1-11-2019, maturity value $300,632,917 (49) §	2.45	2-11-2019	300,000,000	300,000,000

Royal Bank of Canada, dated 1-14-2019, maturity value $601,265,833 (50) §	2.45	2-14-2019	600,000,000	600,000,000

Royal Bank of Canada, dated 1-16-2019, maturity value $250,457,500 (51) §	2.44	2-12-2019	250,000,000	250,000,000

Royal Bank of Canada, dated 1-17-2019, maturity value $300,691,333 (52) §	2.44	2-20-2019	300,000,000	300,000,000

Royal Bank of Canada, dated 1-31-2019, maturity value $1,000,071,389 (53)	2.57	2-1-2019	1,000,000,000	1,000,000,000

Royal Bank of Canada, dated 11-29-2018, maturity value $502,133,333 (54) §	2.40	2-1-2019	500,000,000	500,000,000

Royal Bank of Canada, dated 12-20-2018, maturity value $301,245,417 (55) §	2.45	2-19-2019	300,000,000	300,000,000

Royal Bank of Scotland, dated 1-31-2019, maturity value $900,064,500 (56)	2.58	2-1-2019	900,000,000	900,000,000

Societe Generale, dated 1-25-2019, maturity value $500,234,306 (57)	2.41	2-1-2019	500,000,000	500,000,000

Sumitomo Mitsui Banking Corporation, dated 1-18-2019, maturity value $619,732,216 (58) §	2.47	2-1-2019	619,137,500	619,137,500

Sumitomo Mitsui Banking Corporation, dated 1-22-2019, maturity value $179,609,860 (59) §	2.47	2-5-2019	179,437,500	179,437,500

Sumitomo Mitsui Banking Corporation, dated 1-24-2019, maturity value $619,599,589 (60) §	2.47	2-7-2019	619,005,000	619,005,000

Sumitomo Mitsui Banking Corporation, dated 1-25-2019, maturity value $619,946,171 (61) §	2.47	2-8-2019	619,351,250	619,351,250

Sumitomo Mitsui Banking Corporation, dated 1-31-2019, maturity value $619,394,392 (62) §	2.47	2-14-2019	618,800,000	618,800,000

Sumitomo Mitsui Banking Corporation, dated 2-1-2019, maturity value $619,799,781 (63)	2.47	2-15-2019	619,205,000	619,205,000

Sumitomo Mitsui Banking Corporation, dated 2-5-2019, maturity value $180,172,900 (64)	2.47	2-19-2019	180,000,000	180,000,000

TD Securities, dated 1-31-2019, maturity value $300,021,417 (65)	2.57	2-1-2019	300,000,000	300,000,000

Total Repurchase Agreements (Cost $46,035,376,639)				46,035,376,639

Treasury Debt: 7.01%

U.S. Treasury Bill (z)	2.20	2-7-2019	370,000,000	369,865,732

U.S. Treasury Bill (z)	2.22	2-14-2019	150,000,000	149,881,099

U.S. Treasury Bill (z)	2.23	2-21-2019	230,000,000	229,718,500

U.S. Treasury Bill (z)	2.23	2-28-2019	180,000,000	179,702,326

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Government Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Treasury Debt (continued)

U.S. Treasury Bill (z)	2.27%	3-7-2019	$250,000,000	$249,469,576

U.S. Treasury Bill (z)	2.30	3-14-2019	150,000,000	149,612,208

U.S. Treasury Bill (z)	2.42	4-11-2019	60,000,000	59,725,437

U.S. Treasury Bill (z)	2.46	4-4-2019	220,000,000	219,074,306

U.S. Treasury Bill (z)	2.47	4-25-2019	50,000,000	49,717,569

U.S. Treasury Note	0.75	2-15-2019	220,000,000	219,876,422

U.S. Treasury Note	0.75	7-15-2019	70,000,000	69,422,067

U.S. Treasury Note	0.75	8-15-2019	70,000,000	69,304,593

U.S. Treasury Note	0.88	7-31-2019	20,000,000	19,831,633

U.S. Treasury Note	1.00	3-15-2019	150,000,000	149,783,432

U.S. Treasury Note	1.25	3-31-2019	200,000,000	199,607,536

U.S. Treasury Note	1.25	4-30-2019	513,500,000	511,985,885

U.S. Treasury Note	1.25	5-31-2019	95,000,000	94,647,949

U.S. Treasury Note	1.25	6-30-2019	130,000,000	129,288,344

U.S. Treasury Note	1.38	2-28-2019	220,000,000	219,858,198

U.S. Treasury Note	1.38	7-31-2019	20,000,000	19,885,327

U.S. Treasury Note	1.50	2-28-2019	208,000,000	207,883,928

U.S. Treasury Note	1.50	5-31-2019	130,000,000	129,624,748

U.S. Treasury Note	1.63	3-31-2019	75,000,000	74,919,595

U.S. Treasury Note	1.63	4-30-2019	30,000,000	29,948,438

U.S. Treasury Note	1.63	7-31-2019	150,000,000	149,267,435

U.S. Treasury Note (3 Month U.S. Treasury Bill Money Market Yield +0.05%) ±	2.45	10-31-2020	500,000,000	499,262,600

U.S. Treasury Note (3 Month U.S. Treasury Bill Money Market Yield +0.12%) ±	2.52	1-31-2021	310,000,000	310,016,258

U.S. Treasury Note	2.75	2-15-2019	113,000,000	113,021,168

U.S. Treasury Note	3.13	5-15-2019	420,000,000	420,756,918

U.S. Treasury Note	3.63	8-15-2019	30,000,000	30,161,949

Total Treasury Debt (Cost $5,325,121,176)				5,325,121,176

Total investments in securities (Cost $76,866,499,076)	101.25%	76,866,499,076

Other assets and liabilities, net	(1.25)	(950,912,538)

Total net assets	100.00%	$75,915,586,538

(z)	Zero coupon security. The rate represents the current yield to maturity.

±	Variable rate investment. The rate shown is the rate in effect at period end.

§	The security is subject to a demand feature which reduces the effective maturity.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

^^	Collateralized by:

(1)	U.S. government securities, 3.00% to 3.50%, 8-20-2042 to 10-20-2046, fair value including accrued interest is $1,498,650,000.

(2)	U.S. government securities, 2.50% to 6.00%, 5-15-2021 to 1-20-2049, fair value including accrued interest is $411,816,202.

(3)	U.S. government securities, 1.13% to 8.00%, 5-31-2019 to 11-15-2053, fair value including accrued interest is $719,094,113.

(4)	U.S. government securities, 2.00% to 7.00%, 12-1-2023 to 1-20-2049, fair value including accrued interest is $1,447,098,875.

(5)	U.S. government securities, 2.63% to 3.38%, 1-31-2026 to 11-15-2048, fair value including accrued interest is $408,000,014.

(6)	U.S. government securities, 0.00% to 6.25%, 2-1-2019 to 11-15-2039, fair value including accrued interest is $102,000,057.

(7)	U.S. government securities, 0.00% to 6.50%, 7-1-2021 to 12-1-2048, fair value including accrued interest is $205,999,993.

(8)	U.S. government securities, 1.13% to 7.00%, 2-28-2019 to 12-1-2048, fair value including accrued interest is $658,601,906.

(9)	U.S. government securities, 1.88% to 7.50%, 6-1-2019 to 1-1-2049, fair value including accrued interest is $308,999,999.

(10)	U.S. government securities, 0.63% to 7.00%, 3-1-2019 to 1-1-2049, fair value including accrued interest is $308,982,714.

(11)	U.S. government securities, 0.00% to 10.00%, 2-13-2019 to 9-15-2060, fair value including accrued interest is $255,181,325.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo Government Money Market Fund	19

(12)	U.S. government securities, 0.00% to 8.88%, 3-18-2019 to 10-20-2067, fair value including accrued interest is $255,336,632.

(13)	U.S. government securities, 0.00% to 9.00%, 9-12-2019 to 1-1-2049, fair value including accrued interest is $256,112,483.

(14)	U.S. government securities, 0.13% to 5.63%, 9-30-2019 to 5-15-2045, fair value including accrued interest is $2,040,017,168.

(15)	U.S. government securities, 3.00% to 6.50%, 1-1-2027 to 11-1-2048, fair value including accrued interest is $412,000,000.

(16)	U.S. government securities, 2.00% to 4.00%, 1-5-2022 to 12-1-2048, fair value including accrued interest is $1,286,532,166.

(17)	U.S. government securities, 0.00% to 2.25%, 1-30-2025 to 7-15-2026, fair value including accrued interest is $867,000,040.

(18)	U.S. government securities, 0.00%, 5-15-2019 to 11-15-2027, fair value is $204,000,000.

(19)	U.S. government securities, 0.00%, 2-15-2019 to 2-15-2028, fair value is $510,000,000.

(20)	U.S. government securities, 0.00% to 6.50%, 6-1-2019 to 1-1-2049, fair value including accrued interest is $513,787,691.

(21)	U.S. government securities, 0.13% to 6.50%, 2-28-2021 to 8-15-2043, fair value including accrued interest is $7,027,813,244.

(22)	U.S. government securities, 2.00% to 6.00%, 1-1-2020 to 2-1-2049, fair value including accrued interest is $149,349,993.

(23)	U.S. government securities, 2.25% to 6.00%, 8-1-2024 to 11-1-2048, fair value including accrued interest is $206,000,000.

(24)	U.S. government securities, 0.00% to 5.50%, 12-5-2019 to 1-1-2049, fair value including accrued interest is $308,706,297.

(25)	U.S. government securities, 0.00% to 5.00%, 12-5-2019 to 2-1-2049, fair value including accrued interest is $257,411,027.

(26)	U.S. government securities, 0.00% to 5.00%, 2-15-2019 to 2-1-2049, fair value including accrued interest is $514,599,881.

(27)	U.S. government securities, 0.00% to 7.00%, 2-5-2019 to 2-1-2049, fair value including accrued interest is $1,128,930,717.

(28)	U.S. government securities, 0.00% to 6.00%, 6-30-2019 to 2-1-2049, fair value including accrued interest is $514,930,983.

(29)	U.S. government securities, 0.00% to 6.50%, 2-5-2019 to 2-1-2049, fair value including accrued interest is $205,747,120.

(30)	U.S. government securities, 0.00% to 6.00%, 2-5-2019 to 1-1-2049, fair value including accrued interest is $180,202,010.

(31)	U.S. government securities, 0.00% to 6.50%, 6-30-2019 to 2-1-2049, fair value including accrued interest is $308,980,540.

(32)	U.S. government securities, 0.00% to 5.14%, 1-30-2020 to 2-1-2049, fair value including accrued interest is $102,884,343.

(33)	U.S. government securities, 0.00% to 7.00%, 12-5-2019 to 2-1-2049, fair value including accrued interest is $154,306,144.

(34)	U.S. government securities, 2.50% to 4.50%, 11-1-2027 to 2-1-2049, fair value including accrued interest is $154,500,000.

(35)	U.S. government securities, 0.00% to 7.50%, 12-5-2019 to 2-1-2049, fair value including accrued interest is $360,356,661.

(36)	U.S. government securities, 0.00% to 9.38%, 4-15-2020 to 12-15-2058, fair value including accrued interest is $3,189,646,463.

(37)	U.S. government securities, 0.00% to 1.88%, 2-19-2019 to 8-15-2026, fair value including accrued interest is $627,300,064.

(38)	U.S. government securities, 3.50% to 4.00%, 3-1-2048 to 6-1-2048, fair value including accrued interest is $103,000,000.

(39)	U.S. government securities, 2.50% to 4.00%, 5-1-2027 to 9-1-2042, fair value including accrued interest is $355,904,770.

(40)	U.S. government securities, 0.00% to 5.50%, 10-15-2020 to 7-20-2048, fair value including accrued interest is $256,300,871.

(41)	U.S. government securities, 3.00% to 7.00%, 7-1-2032 to 9-1-2048, fair value including accrued interest is $669,500,001.

(42)	U.S. government securities, 0.13% to 3.50%, 4-15-2019 to 2-15-2047, fair value including accrued interest is $1,499,400,001.

(43)	U.S. government securities, 0.00% to 7.13%, 6-6-2019 to 11-20-2048, fair value including accrued interest is $1,234,390,021.

(44)	U.S. government securities, 0.00% to 7.50%, 2-1-2019 to 1-1-2049, fair value including accrued interest is $1,028,913,528.

(45)	U.S. government securities, 0.00% to 3.00%, 5-15-2020 to 5-15-2045, fair value including accrued interest is $111,617,325.

(46)	U.S. government securities, 0.00% to 2.38%, 11-15-2021 to 11-15-2028, fair value including accrued interest is $689,530,200.

(47)	U.S. government securities, 0.0% to 4.63%, 2-28-2019 to 8-15-2048, fair value including accrued interest is $1,734,000,018.

(48)	U.S. government securities, 1.00% to 5.00%, 5-30-2019 to 11-20-2048, fair value including accrued interest is $2,831,061,218.

(49)	U.S. government securities, 2.52% to 4.50%, 10-1-2028 to 12-1-2048, fair value including accrued interest is $309,000,000.

(50)	U.S. government securities, 2.63% to 6.00%, 11-1-2025 to 1-20-2049, fair value including accrued interest is $618,000,000.

(51)	U.S. government securities, 2.84% to 4.60%, 7-1-2027 to 12-15-2056, fair value including accrued interest is $257,500,000.

(52)	U.S. government securities, 2.09% to 5.00%, 11-1-2025 to 12-1-2048, fair value including accrued interest is $309,000,000.

(53)	U.S. government securities, 2.56% to 4.53%, 6-1-2038 to 6-1-2056, fair value including accrued interest is $1,030,000,000.

(54)	U.S. government securities, 2.93% to 6.00%, 3-1-2021 to 8-15-2058, fair value including accrued interest is $515,000,000.

(55)	U.S. government securities, 3.00% to 5.00%, 10-1-2028 to 12-15-2056, fair value including accrued interest is $309,000,000.

(56)	U.S. government securities, 0.00% to 6.63%, 4-15-2019 to 5-15-2046, fair value including accrued interest is $918,000,021.

(57)	U.S. government securities, 0.00% to 6.00%, 10-12-2021 to 12-20-2048, fair value including accrued interest is $514,705,503.

(58)	U.S. government securities, 4.00% to 5.00%, 4-1-2032 to 12-1-2048, fair value including accrued interest is $639,971,823.

(59)	U.S. government securities, 4.00% to 5.00%, 4-1-2032 to 12-1-2048, fair value including accrued interest is $185,468,020.

(60)	U.S. government securities, 4.00% to 5.00%, 4-1-2032 to 12-1-2048, fair value including accrued interest is $639,895,770.

(61)	U.S. government securities, 4.00% to 5.00%, 4-1-2032 to 12-1-2048, fair value including accrued interest is $640,143,352.

(62)	U.S. government securities, 4.00% to 5.00%, 4-1-2032 to 12-1-2048, fair value including accrued interest is $639,996,359.

(63)	U.S. government securities, 4.00% to 5.00%, 4-1-2032 to 12-1-2048, fair value including accrued interest is $639,948,933.

(64)	U.S. government securities, 4.00% to 5.00%, 4-1-2032 to 12-1-2048, fair value including accrued interest is $185,775,382.

(65)	U.S. government securities, 3.50% to 4.50%, 5-1-2042 to 1-20-2049, fair value including accrued interest is $309,000,001.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Government Money Market Fund	Portfolio of investments—January 31, 2019

Abbreviations:

FFCB	Federal Farm Credit Banks

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

HFA	Housing Finance Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

PFA	Public Finance Authority

SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—January 31, 2019	Wells Fargo Government Money Market Fund	21

Assets
Investments in repurchase agreements, at amortized cost	$46,035,376,639
Investments in unaffiliated securities, at amortized cost	30,831,122,437
Cash	1,084,855
Receivable for Fund shares sold	2,560,969
Receivable for interest	81,562,180
Prepaid expenses and other assets	1,309,689

Total assets	76,953,016,769

Liabilities
Payable for investments purchased	949,289,729
Dividends payable	62,071,164
Payable for Fund shares redeemed	13,393,992
Management fee payable	6,669,115
Administration fees payable	3,699,387
Trustees’ fees and expenses payable	1,711
Distribution fee payable	30
Accrued expenses and other liabilities	2,305,103

Total liabilities	1,037,430,231

Total net assets	$75,915,586,538

NET ASSETS CONSIST OF
Paid-in capital	$75,915,420,705
Total distributable earnings	165,833

Total net assets	$75,915,586,538

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class A	$311,616,465
Shares outstanding – Class A1	311,617,987
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$2,411,490,130
Shares outstanding – Administrator Class[1]	2,411,482,730
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$26,000,569,038
Shares outstanding – Institutional Class[1]	26,000,527,800
Net asset value per share – Institutional Class	$1.00
Net assets – Select Class	$45,335,384,862
Shares outstanding – Select Class[1]	45,335,377,323
Net asset value per share – Select Class	$1.00
Net assets – Service Class	$1,856,425,968
Shares outstanding – Service Class[1]	1,856,376,694
Net asset value per share – Service Class	$1.00
Net assets – Sweep Class	$100,075
Shares outstanding – Sweep Class[1]	100,075
Net asset value per share – Sweep Class	$1.00

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Government Money Market Fund	Statement of operations—year ended January 31, 2019

Investment income
Interest	$1,435,073,930

Expenses
Management fee	96,045,984
Administration fees
Class A	625,711
Administrator Class	1,788,946
Institutional Class	19,083,934
Select Class	17,795,955
Service Class	2,771,299
Sweep Class	29
Shareholder servicing fees
Class A	711,035
Administrator Class	1,788,744
Service Class	5,773,539
Sweep Class	252
Distribution fee
Sweep Class	350
Custody and accounting fees	2,284,060
Professional fees	59,536
Registration fees	325,956
Shareholder report expenses	142,083
Trustees’ fees and expenses	21,298
Other fees and expenses	533,102

Total expenses	149,751,813
Less: Fee waivers and/or expense reimbursements	(20,465,841)

Net expenses	129,285,972

Net investment income	1,305,787,958

Net realized gains on investments	113,882

Net increase in net assets resulting from operations	$1,305,901,840

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Government Money Market Fund	23

	Year ended January 31, 2019		Year ended January 31, 2018[1]

Operations
Net investment income		$1,305,787,958		$541,486,847
Net realized gains on investments		113,882		221,993

Net increase in net assets resulting from operations		1,305,901,840		541,708,840

Distributions to shareholders from net investment income and net realized gains
Class A		(3,957,680)		(1,001,854)
Administrator Class		(29,903,434)		(5,785,431)
Institutional Class		(426,556,283)		(176,946,416)
Select Class		(811,926,883)		(343,849,202)
Service Class		(33,480,248)		(14,140,246)
Sweep Class		(1,208)		(243)

Total distributions to shareholders		(1,305,825,736)		(541,723,392)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	180,404,669	180,404,669	120,907,015	120,907,015
Administrator Class	12,061,432,644	12,061,432,644	7,034,796,210	7,034,796,210
Institutional Class	167,832,722,754	167,832,722,754	141,879,382,084	141,879,382,084
Select Class	503,603,165,936	503,603,165,936	442,120,856,126	442,120,856,126
Service Class	67,069,453,268	67,069,453,268	86,534,648,298	86,534,648,298

		750,747,179,271		677,690,589,733

Reinvestment of distributions
Class A	3,921,415	3,921,415	998,459	998,459
Administrator Class	9,796,111	9,796,111	1,796,796	1,796,796
Institutional Class	141,402,397	141,402,397	68,325,146	68,325,146
Select Class	518,390,777	518,390,777	205,315,441	205,315,441
Service Class	4,616,938	4,616,938	2,433,539	2,433,539
Sweep Class	0	0	70	70

		678,127,638		278,869,451

Payment for shares redeemed
Class A	(137,442,666)	(137,442,666)	(131,252,757)	(131,252,757)
Administrator Class	(11,214,508,321)	(11,214,508,321)	(5,925,317,715)	(5,925,317,715)
Institutional Class	(163,904,920,231)	(163,904,920,231)	(143,258,743,793)	(143,258,743,793)
Select Class	(505,074,881,063)	(505,074,881,063)	(435,036,950,209)	(435,036,950,209)
Service Class	(67,724,591,715)	(67,724,591,715)	(87,022,938,107)	(87,022,938,107)

		(748,056,343,996)		(671,375,202,581)

Net increase in net assets resulting from capital share transactions		3,368,962,913		6,594,256,603

Total increase in net assets		3,369,039,017		6,594,242,051

Net assets
Beginning of period		72,546,547,521		65,952,305,470

End of period		$75,915,586,538		$72,546,547,521

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at January 31, 2018 was $51,952. The disaggregated distributions information for the year ended January 31, 2018 is included in Note 5, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Government Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	(0.00)[2]

Total from investment operations	0.01	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	0.00	0.00	(0.00)[1]

Total distributions to shareholders	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.38%	0.38%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.61%	0.61%	0.61%	0.61%
Net expenses	0.60%	0.61%	0.41%	0.13%	0.09%
Net investment income	1.39%	0.38%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$311,616	$264,735	$274,083	$265,119	$308,757

[1]	Amount is less than $0.005.

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Government Money Market Fund	25

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	(0.00)[2]

Total from investment operations	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	0.00	0.00	(0.00)[1]

Total distributions to shareholders	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.65%	0.65%	0.10%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.34%	0.34%	0.34%	0.34%	0.34%
Net expenses	0.34%	0.34%	0.31%	0.12%	0.09%
Net investment income	1.67%	0.72%	0.11%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$2,411,490	$1,554,764	$443,500	$382,043	$644,666

[1]	Amount is less than $0.005.

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Government Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	(0.00)[2]

Total from investment operations	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	0.00	0.00	(0.00)[1]

Total distributions to shareholders	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.79%	0.79%	0.24%	0.02%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.22%	0.22%	0.22%	0.22%	0.22%
Net expenses	0.20%	0.20%	0.17%	0.12%	0.09%
Net investment income	1.79%	0.79%	0.25%	0.02%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$26,000,569	$21,931,321	$23,242,417	$14,212,988	$17,509,698

[1]	Amount is less than $0.005.

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Government Money Market Fund	27

(For a share outstanding throughout each period)

	Year ended January 31
SELECT CLASS	2019	2018	2017	2016[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.01	0.00 [2]	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00	0.00 [2]	0.00 [2]

Total from investment operations	0.02	0.01	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.00)[2]	(0.00)[2]
Net realized gains	(0.00)[2]	(0.00)[2]	0.00	0.00

Total distributions to shareholders	(0.02)	(0.01)	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00
Total return[3]	1.85%	0.85%	0.30%	0.04%
Ratios to average net assets (annualized)
Gross expenses	0.18%	0.18%	0.18%	0.18%
Net expenses	0.14%	0.14%	0.11%	0.10%
Net investment income	1.82%	0.86%	0.34%	0.08%
Supplemental data
Net assets, end of period (000s omitted)	$45,335,385	$46,288,730	$38,999,425	$7,985,195

[1]	For the period from June 30, 2015 (commencement of class operations) to January 31, 2016

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Government Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	(0.00)[2]

Total from investment operations	0.01	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	0.00	0.00	(0.00)[1]

Total distributions to shareholders	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.48%	0.49%	0.02%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.51%	0.51%	0.51%	0.51%
Net expenses	0.50%	0.50%	0.40%	0.13%	0.09%
Net investment income	1.45%	0.48%	0.02%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$1,856,426	$2,506,898	$2,992,780	$2,963,813	$4,129,813

[1]	Amount is less than $0.005.

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Government Money Market Fund	29

(For a share outstanding throughout each period)

	Year ended January 31
SWEEP CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	(0.00)[2]

Total from investment operations	0.01	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	0.00	0.00	(0.00)[1]

Total distributions to shareholders	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.21%	0.24%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.77%	0.96%	0.96%	0.96%
Net expenses	0.77%	0.75%	0.38%	0.13%	0.09%
Net investment income	1.21%	0.24%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$100	$100	$100	$2,977	$6,615

[1]	Amount is less than $0.005.

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Government Money Market Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Government Money Market Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo Government Money Market Fund	31

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of January 31, 2019, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Government agency debt	$0	$25,454,541,261	$0	$25,454,541,261

Municipal obligations	0	51,460,000	0	51,460,000

Repurchase agreements	0	46,035,376,639	0	46,035,376,639

Treasury debt	0	5,325,121,176	0	5,325,121,176

Total assets	$0	$76,866,499,076	$0	$76,866,499,076

32	Wells Fargo Government Money Market Fund	Notes to financial statements

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At January 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.15% and declining to 0.13% as the average daily net assets of the Fund increase. For the year ended January 31, 2019, the management fee was equivalent to an annual rate of 0.13% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A	0.22%

Administrator Class	0.10

Institutional Class	0.08

Select Class	0.04

Service Class	0.12

Sweep Class	0.03

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through May 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.60% for Class A shares, 0.35% for Administrator Class shares, 0.20% for Institutional Class shares, 0.14% for Select Class shares, 0.50% for Service Class shares, and 0.77% for Sweep Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to June 1, 2018, the Fund’s expenses were capped at 0.65% for Class A shares, 0.16% for Select Class shares, and 0.79% for Sweep Class shares.

Distribution fee

The Trust has adopted a distribution plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Sweep Class shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.35% of the average daily net assets of Sweep Class shares.

Notes to financial statements	Wells Fargo Government Money Market Fund	33

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Service Class, and Sweep Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,305,825,736 and $541,723,392 of ordinary income for the years ended January 31, 2019 and January 31, 2018, respectively.

As of January 31, 2019, distributable earnings on a tax basis consisted of $62,281,704 in undistributed ordinary income.

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended January 31, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$1,001,046	$808

Administrator Class	5,781,998	3,433

Institutional Class	176,872,690	73,726

Select Class	343,698,404	150,798

Service Class	14,132,467	7,779

Sweep Class	242	1

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

34	Wells Fargo Government Money Market Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Government Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

March 27, 2019

Other information (unaudited)	Wells Fargo Government Money Market Fund	35

TAX INFORMATION

For the fiscal year ended January 31, 2019, $1,278,927,198 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2019, $37,777 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2019, 46.70% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargofunds.com) on a 1-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36	Wells Fargo Government Money Market Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo Government Money Market Fund	37

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

38	Wells Fargo Government Money Market Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

320765 03-19 A303/AR303 01-19

Annual Report

January 31, 2019

Government Money Market Funds

∎	Wells Fargo 100% Treasury Money Market Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo 100% Treasury Money Market Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo 100% Treasury Money Market Fund for the 12-month period that ended January 31, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility throughout the year.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 fell 2.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 12.58%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 14.24%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 2.25% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.26%. The Bloomberg Barclays Municipal Bond Index6 added 3.26%, and the ICE BofAML U.S. High Yield Index7 gained 1.57%.

A move to normalize U.S. monetary policy influenced markets.

Through January 2018, the S&P 500 Index and MSCI ACWI ex USA Index (Net) delivered positive returns every month for more than a year. In February 2018, that streak ended. The S&P 500 Index fell 3.69% during February and the MSCI ACWI ex USA Index (Net) dropped 4.72%. For the quarter, the S&P 500 Index recorded its first negative quarterly return since 2014. The MSCI ACWI ex USA Index (Net) fell 1.18% for the quarter.

During the year, the U.S. Federal Reserve (Fed) sought to normalize accommodative monetary policies in place since the 2008 global financial crisis and recession. Short-term interest rates, as measured by U.S. Treasury bills—maturities ranging from 3 to 12 months—increased an average of 89 basis points (bps; 100 bps equal 1.00%). Rates for 10-year and 30-year Treasuries increased 17 bps and 18 bps, respectively. Slower growth of long-term rates raised concerns for a flattening yield curve, sometimes associated with recessions. The Fed raised the federal funds rate by 25 bps in March 2018 to a target range of between 1.50% and 1.75%. The Bank of England (BOE) indicated a bias to increase rates later in 2018. The European Central Bank, the Bank of Japan, and the People’s Bank of China (PBOC) maintained low interest rates.

Global trade tensions heightened investor concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The Fed raised the federal funds rate by 25 bps to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61% while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo 100% Treasury Money Market Fund	3

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter gross domestic product (GDP) annualized growth of 4.2%. Hiring improved. Employment data remained strong. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations were even better, as measured by the Russell 2000® Index,8 adding 7.75%.

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as reassured. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The BOE raised its monetary policy rate to 0.75% in August. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

For the S&P 500 Index and the MSCI ACWI ex USA Index (Net), negative stock market performance during October and December bracketed positive November returns. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year.

November’s U.S. mid-term elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. The Bureau of Economic Analysis reported that third-quarter U.S. GDP grew at an annualized 3.4% rate, solid, but lower than the second quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The PBOC cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

After the Fed increased the federal funds rate by 25 bps to a target range of between 2.25% and 2.50% in December—the ninth such increase since the Fed began three years ago to raise rates from near zero—it softened its outlook for further interest rate increases in 2019.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX10.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of savings and spending. You cannot invest directly in an index.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo 100% Treasury Money Market Fund	Letter to shareholders (unaudited)

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo 100% Treasury Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from most state and local individual income taxes, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael C. Bird, CFA®‡

Jeffrey L. Weaver, CFA®‡

Laurie White

Average annual total returns (%) as of January 31, 2019

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]

Class A (WFTXX)	11-8-1999	1.35	0.33	0.17	0.68	0.60

Administrator Class (WTRXX)[3]	6-30-2010	1.67	0.48	0.25	0.41	0.30

Institutional Class (WOTXX)[4]	10-31-2014	1.77	0.54	0.28	0.29	0.20

Service Class (NWTXX)	12-3-1990	1.46	0.39	0.20	0.58	0.50

Sweep Class[5]	6-30-2010	1.13	0.26	0.14	0.84	0.83

Yield summary (%) as of January 31, 20192

	Class A	Administrator Class	Institutional Class	Service Class	Sweep Class

7-day current yield	1.83	2.13	2.23	1.93	1.60

7-day compound yield	1.85	2.15	2.26	1.95	1.61

30-day simple yield	1.82	2.12	2.22	1.92	1.59

30-day compound yield	1.84	2.15	2.25	1.94	1.61

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Each class is sold without a front-end sales charge or contingent deferred sales charge.

For government money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo 100% Treasury Money Market Fund	7

Portfolio composition as of January 31, 2019[6]

Effective maturity distribution as of January 31, 2019[6]

Weighted average maturity as of January 31, 2019[7]

32 days

Weighted average life as of January 31, 2019[8]

92 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through May 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 1.76%, 2.03%, 2.15%, 1.86%, and 1.60% for Class A, Administrator Class, Institutional Class, Service Class, and Sweep Class, respectively. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Service Class shares, and includes the higher expenses applicable to Service Class shares. If these expenses had not been included, returns for Administrator Class shares would be higher.

[4]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[5]

Historical performance shown for Sweep Class shares prior to their inception reflects the performance of Service Class shares, and has not been adjusted to reflect the higher expenses applicable to Sweep Class shares. If these expenses had been adjusted, returns for Sweep Class shares would be lower.

[6]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[7]

Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[8]

Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

8	Wells Fargo 100% Treasury Money Market Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

The Fund’s fiscal year that ended January 31, 2019, was characterized by steadily rising interest rates. The fiscal year began with the target range on the federal funds rate set by the U.S. Federal Reserve (the Fed) at 1.25% to 1.50%. The Fed raised the target range by 0.25% four times during the year—in March, June, September, and December—with the resulting federal funds target rate set at 2.25% to 2.50% at the end of the period. In addition to raising interest rates, the Fed also continued to shrink its balance sheet by systematically allowing a portion of the U.S. Treasury and mortgage-backed securities it acquired during its quantitative easing programs to mature without being reinvested. Both the interest rate and balance sheet actions represent steps by the Fed to normalize monetary policy, effectively unwinding the policies it used to assist the economy’s recovery from the financial crisis.

The U.S. economy grew strongly throughout the year. Gross domestic product grew at an average rate of approximately 3.1% on an annualized basis, compared with a solid 2.5% rate for the prior year. Employment data remained strong, with the unemployment rate, ending the fiscal year at 4.0%, down from 4.1% a year earlier. In addition, the underemployment rate, which includes workers marginally attached to the labor force and those working part time for economic reasons, also fell slightly, from 8.2% to 8.1% over the same period. Both measures were at or below their lows in the years preceding the financial crisis. These measures, among others, likely gave the Fed the confidence it displayed in moving to normalize interest rates and its balance sheet.

Interest rates on all categories of government money market securities moved gradually higher throughout the year, consistent with the Fed’s moves. The 3-month Treasury bill (T-bill) yields averaged 1.58% during February 2018, the first month of the fiscal year; 2.40% during January 2019, the last month of the fiscal year; and 2.04% on average for the entire fiscal year. This compares with an average of 1.01% for the year that ended January 31, 2018. Similarly, average 6-month T-bill yields were 1.77% in February 2018; 2.50% in January 2019; and averaged 2.21% over the whole fiscal year, up from an average of 1.14% in the previous fiscal year. The higher yields on T-bills were due not only to the Fed’s interest rate hikes but also to an increased supply of T-bills from the U.S. Treasury, which needed to finance the growing U.S. federal deficit. The total amount of T-bills outstanding grew from $1.964 trillion at the beginning of the fiscal year to $2.289 trillion at the end.

Our investment strategy remained consistent. We invested in T-bills and U.S. Treasury notes—including floating-rate notes—while taking into account the Fund’s overall level of liquidity and average maturity and seeking to maintain a stable $1.00 net asset value.

Strategic outlook

The economy has continued its solid performance, with a consistently strong labor market and gradually rising—but still below target—inflation. At the end of the fiscal year, the Fed signaled that it will proceed more cautiously, weighing incoming economic data and other factors and modifying its interest rate path accordingly. As the Fed is no longer projecting further gradual increases in interest rates and is instead espousing patience, the interest rate outlook as the fiscal year begins is for steady rates, and the direction of the next move in interest rates will depend on the evolution of the economy. The fiscal impulse from the federal tax cut that helped boost the economy over the past year may fade somewhat, potentially leading to slower economic growth over the following year. These factors suggest that interest rates on U.S. government money market securities may be little changed for at least the early part of the fiscal year. The risks to this outlook appear to be roughly balanced, as a still-strong economy could eventually call for higher rates, while rates could fall if the economy weakens due to a variety of factors, such as political developments in both the U.S. and abroad; a pullback in risk asset valuations; and a turn in the economic cycle, as the current expansion is well aged by historical standards. In the face of this uncertainty, we believe that our investment strategy, with its focus on capital preservation and liquidity, should enable the Fund to continue to meet its objectives.

Fund expenses (unaudited)	Wells Fargo 100% Treasury Money Market Fund	9

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2018 to January 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2018	Ending account value 1-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,008.16	$3.04	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Administrator Class

Actual	$1,000.00	$1,009.68	$1.52	0.30%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.53	0.30%
Institutional Class

Actual	$1,000.00	$1,010.19	$1.01	0.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	$1.02	0.20%
Service Class

Actual	$1,000.00	$1,008.67	$2.53	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$2.55	0.50%
Sweep Class

Actual	$1,000.00	$1,006.99	$4.20	0.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23	0.83%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10	Wells Fargo 100% Treasury Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Treasury Debt: 108.95%

U.S. Treasury Bill (z)	2.30%	2-7-2019	$200,000,000	$199,923,931

U.S. Treasury Bill (z)	2.34	2-21-2019	170,000,000	169,780,667

U.S. Treasury Bill (z)	2.34	2-14-2019	170,000,000	169,857,072

U.S. Treasury Bill (z)	2.35	2-28-2019	130,000,000	129,772,263

U.S. Treasury Bill (z)	2.36	3-7-2019	190,000,000	189,578,991

U.S. Treasury Bill (z)	2.37	2-26-2019	1,374,780,000	1,372,525,327

U.S. Treasury Bill (z)	2.37	3-26-2019	300,000,000	298,955,605

U.S. Treasury Bill (z)	2.38	2-19-2019	704,350,000	703,515,389

U.S. Treasury Bill (z)	2.38	2-12-2019	1,340,730,000	1,339,759,179

U.S. Treasury Bill (z)	2.38	3-14-2019	170,000,000	169,542,565

U.S. Treasury Bill (z)##	2.38	2-5-2019	1,573,120,000	1,572,705,086

U.S. Treasury Bill (z)	2.38	3-19-2019	100,000,000	99,696,847

U.S. Treasury Bill (z)	2.39	3-5-2019	1,400,000,000	1,397,354,088

U.S. Treasury Bill (z)	2.39	3-21-2019	230,000,000	229,271,066

U.S. Treasury Bill (z)%%	2.39	4-2-2019	350,000,000	348,701,344

U.S. Treasury Bill (z)	2.40	5-2-2019	150,000,000	149,106,563

U.S. Treasury Bill (z)	2.40	3-12-2019	250,000,000	249,352,708

U.S. Treasury Bill (z)	2.42	4-18-2019	200,000,000	198,984,260

U.S. Treasury Bill (z)	2.42	3-28-2019	100,000,000	99,631,806

U.S. Treasury Bill (z)	2.43	4-11-2019	260,000,000	258,800,550

U.S. Treasury Bill (z)	2.43	4-25-2019	150,000,000	149,167,118

U.S. Treasury Bill (z)	2.45	4-4-2019	380,000,000	378,410,173

U.S. Treasury Bill (z)	2.49	5-9-2019	40,000,000	39,735,406

U.S. Treasury Bill (z)	2.49	8-1-2019	30,000,000	29,628,573

U.S. Treasury Bill (z)	2.50	5-23-2019	30,000,000	29,771,756

U.S. Treasury Bill (z)	2.50	5-16-2019	30,000,000	29,785,933

U.S. Treasury Bill (z)	2.51	6-13-2019	20,000,000	19,817,913

U.S. Treasury Note	0.75	2-15-2019	20,000,000	19,988,766

U.S. Treasury Note	0.75	7-15-2019	24,740,000	24,544,529

U.S. Treasury Note	0.75	8-15-2019	30,000,000	29,701,968

U.S. Treasury Note	0.88	7-31-2019	30,000,000	29,747,449

U.S. Treasury Note	1.00	3-15-2019	80,000,000	79,874,826

U.S. Treasury Note	1.00	10-15-2019	30,000,000	29,638,458

U.S. Treasury Note	1.13	2-28-2019	20,000,000	19,980,728

U.S. Treasury Note	1.25	3-31-2019	40,000,000	39,921,486

U.S. Treasury Note	1.25	4-30-2019	160,300,000	159,823,605

U.S. Treasury Note	1.25	5-31-2019	10,000,000	9,962,942

U.S. Treasury Note	1.25	6-30-2019	30,000,000	29,835,772

U.S. Treasury Note	1.38	2-28-2019	114,000,000	113,918,164

U.S. Treasury Note	1.38	7-31-2019	80,000,000	79,523,658

U.S. Treasury Note	1.50	2-28-2019	30,000,000	29,982,231

U.S. Treasury Note	1.50	5-31-2019	20,000,000	19,942,269

U.S. Treasury Note	1.63	3-31-2019	20,000,000	19,975,563

U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.00%) ±	2.40	1-31-2020	270,000,000	269,938,865

U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.03%) ±	2.44	4-30-2020	360,000,000	359,997,061

U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.04%) ±	2.45	7-31-2020	240,000,000	239,999,077

U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.05%) ±	2.45	10-31-2020	310,000,000	309,775,740

U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.05%) ±	2.45	10-31-2019	195,000,000	195,022,465

U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.06%) ±	2.46	7-31-2019	60,000,000	60,001,083

U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.07%) ±	2.47	4-30-2019	150,000,000	150,024,902

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo 100% Treasury Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Treasury Debt (continued)

U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.12%) ±	2.52%	1-31-2021	$120,000,000	$120,006,306

U.S. Treasury Note	2.75	2-15-2019	10,000,000	10,001,873

U.S. Treasury Note	3.13	5-15-2019	141,000,000	141,244,476

U.S. Treasury Note	3.63	8-15-2019	10,000,000	10,053,983

Total Treasury Debt (Cost $12,625,560,424)				12,625,560,424

Total investments in securities (Cost $12,625,560,424)	108.95%	12,625,560,424

Other assets and liabilities, net	(8.95)	(1,037,167,291)

Total net assets	100.00%	$11,588,393,133

(z)	Zero coupon security. The rate represents the current yield to maturity.

##	All or a portion of this security is segregated for when-issued securities.

%%	The security is issued on a when-issued basis.

±	Variable rate investment. The rate shown is the rate in effect at period end.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo 100% Treasury Money Market Fund	Statement of assets and liabilities—January 31, 2019

Assets
Investments in unaffiliated securities, at amortized cost	$12,625,560,424
Cash	3,158
Receivable for investments sold	498,191,953
Receivable for Fund shares sold	21,763,985
Receivable for interest	3,799,077
Prepaid expenses and other assets	61,286

Total assets	13,149,379,883

Liabilities
Payable for investments purchased	1,546,477,654
Dividends payable	7,862,575
Payable for Fund shares redeemed	3,151,872
Management fee payable	1,161,819
Administration fees payable	903,826
Distribution fee payable	125,625
Trustees’ fees and expenses payable	1,625
Accrued expenses and other liabilities	1,301,754

Total liabilities	1,560,986,750

Total net assets	$11,588,393,133

NET ASSETS CONSIST OF
Paid-in capital	$11,588,292,861
Total distributable earnings	100,272

Total net assets	$11,588,393,133

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class A	$384,013,451
Shares outstanding – Class A1	383,992,506
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$692,247,065
Shares outstanding – Administrator Class[1]	692,206,098
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$7,296,689,777
Shares outstanding – Institutional Class[1]	7,296,307,238
Net asset value per share – Institutional Class	$1.00
Net assets – Service Class	$2,796,396,860
Shares outstanding – Service Class[1]	2,796,253,024
Net asset value per share – Service Class	$1.00
Net assets – Sweep Class	$419,045,980
Shares outstanding – Sweep Class[1]	419,023,543
Net asset value per share – Sweep Class	$1.00

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended January 31, 2019	Wells Fargo 100% Treasury Money Market Fund	13

Investment income
Interest	$208,310,167

Expenses
Management fee	24,287,376
Administration fees
Class A	584,616
Administrator Class	749,199
Institutional Class	5,021,984
Service Class	3,400,254
Sweep Class	128,603
Shareholder servicing fees
Class A	664,336
Administrator Class	748,995
Service Class	7,083,368
Sweep Class	1,071,691
Distribution fee
Sweep Class	1,500,368
Custody and accounting fees	306,927
Professional fees	52,575
Registration fees	174,460
Shareholder report expenses	41,682
Trustees’ fees and expenses	14,034
Other fees and expenses	128,393

Total expenses	45,958,861
Less: Fee waivers and/or expense reimbursements	(11,791,056)

Net expenses	34,167,805

Net investment income	174,142,362

Net realized losses on investments	(440,382)

Net increase in net assets resulting from operations	$173,701,980

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo 100% Treasury Money Market Fund	Statement of changes in net assets

	Year ended January 31, 2019		Year ended January 31, 2018[1]

Operations
Net investment income		$174,142,362		$57,973,078
Net realized losses on investments		(440,382)		(87,084)

Net increase in net assets resulting from operations		173,701,980		57,885,994

Distributions to shareholders from net investment income and net realized gains
Class A		(3,585,269)		(982,581)
Administrator Class		(12,151,739)		(6,687,100)
Institutional Class		(112,222,067)		(34,596,069)
Service Class		(40,839,299)		(14,744,677)
Sweep Class		(4,851,067)		(857,243)

Total distributions to shareholders		(173,649,441)		(57,867,670)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,137,578,905	1,137,578,905	1,135,806,761	1,135,806,761
Administrator Class	2,946,536,440	2,946,536,440	3,968,753,750	3,968,753,750
Institutional Class	20,906,716,859	20,906,716,859	13,161,870,367	13,161,870,367
Service Class	16,011,789,165	16,011,789,165	19,403,845,448	19,403,845,448
Sweep Class	4,479,924,845	4,479,924,845	3,679,356,512	3,679,356,512

		45,482,546,214		41,349,632,838

Reinvestment of distributions
Class A	3,581,445	3,581,445	981,504	981,504
Administrator Class	6,604,565	6,604,565	3,277,129	3,277,129
Institutional Class	78,887,331	78,887,331	22,397,562	22,397,562
Service Class	9,489,778	9,489,778	2,682,696	2,682,696
Sweep Class	4,851,067	4,851,067	857,222	857,222

		103,414,186		30,196,113

Payment for shares redeemed
Class A	(1,048,396,260)	(1,048,396,260)	(1,209,172,771)	(1,209,172,771)
Administrator Class	(3,175,348,441)	(3,175,348,441)	(4,284,479,032)	(4,284,479,032)
Institutional Class	(18,389,742,128)	(18,389,742,128)	(12,050,337,321)	(12,050,337,321)
Service Class	(16,170,354,767)	(16,170,354,767)	(19,798,151,954)	(19,798,151,954)
Sweep Class	(4,547,426,565)	(4,547,426,565)	(3,870,749,117)	(3,870,749,117)

		(43,331,268,161)		(41,212,890,195)

Net increase in net assets resulting from capital share transactions		2,254,692,239		166,938,756

Total increase in net assets		2,254,744,778		166,957,080

Net assets
Beginning of period		9,333,648,355		9,166,691,275

End of period		$11,588,393,133		$9,333,648,355

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at January 31, 2018 was $3,119. The disaggregated distributions information for the year ended January 31, 2018 is included in Note 5, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo 100% Treasury Money Market Fund	15

(For a share outstanding throughout each period)

	Year ended January 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.01	0.00 [1]	0.00 [1]	0.00 [1,2]	(0.00)[2,3]
Net realized gains (losses) on investments	(0.00)[3]	(0.00)[3]	0.00 [1]	(0.00)[3]	0.00 [1]

Total from investment operations	0.01	0.00 [1]	0.00 [1]	(0.00)[3]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.35%	0.32%	0.01%	0.00%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.79%	0.79%	0.79%	0.79%
Net expenses	0.62%	0.64%	0.36%	0.08%	0.04%
Net investment income (loss)	1.35%	0.31%	0.00%	0.00%	(0.00)%
Supplemental data
Net assets, end of period (000s omitted)	$384,013	$291,246	$363,639	$464,176	$1,009,623

[1]	Amount is less than $0.005.

[2]	Calculated based upon average shares outstanding

[3]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo 100% Treasury Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.02	0.01	0.00 [1]	0.00 [1]	(0.00)[2,3]
Net realized gains (losses) on investments	(0.00)[2]	(0.00)[2]	0.00 [1]	(0.00)[2]	0.00 [1]

Total from investment operations	0.02	0.01	0.00 [1]	(0.00)[2]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.67%	0.67%	0.07%	0.00%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.52%	0.52%	0.51%	0.51%
Net expenses	0.30%	0.30%	0.30%	0.08%	0.04%
Net investment income (loss)	1.63%	0.65%	0.06%	0.00%	(0.00)%
Supplemental data
Net assets, end of period (000s omitted)	$692,247	$914,471	$1,226,947	$1,945,991	$2,656,805

[1]	Amount is less than $0.005.

[2]	Amount is more than $(0.005).

[3]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo 100% Treasury Money Market Fund	17

(For a share outstanding throughout each period)

	Year ended January 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.02	0.01	0.00 [2]	0.00 [2]	(0.00)[3,4]
Net realized gains (losses) on investments	(0.00)[3]	(0.00)[3]	0.00 [2]	(0.00)[3]	0.00 [2]

Total from investment operations	0.02	0.01	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net realized gains	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.02)	(0.01)	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[5]	1.77%	0.77%	0.17%	0.01%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.31%	0.40%	0.40%	0.40%	0.39%
Net expenses	0.20%	0.20%	0.20%	0.11%	0.04%
Net investment income (loss)	1.79%	0.78%	0.18%	0.01%	(0.00)%
Supplemental data
Net assets, end of period (000s omitted)	$7,296,690	$4,700,731	$3,566,678	$632,263	$100

[1]	For the period from October 31, 2014 (commencement of operations) to January 31, 2015

[2]	Amount is less than $0.005.

[3]	Amount is more than $(0.005).

[4]	Calculated based upon average shares outstanding

[5]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo 100% Treasury Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.01	0.00 [1]	0.00 [1]	0.00 [1]	(0.00)[2,3]
Net realized gains (losses) on investments	(0.00)[2]	(0.00)[2]	0.00 [1]	(0.00)[2]	0.00 [1]

Total from investment operations	0.01	0.00 [1]	0.00 [1]	(0.00)[2]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.46%	0.46%	0.01%	0.00%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.69%	0.69%	0.69%	0.68%
Net expenses	0.50%	0.50%	0.36%	0.09%	0.05%
Net investment income (loss)	1.45%	0.45%	0.00%	0.00%	(0.00)%
Supplemental data
Net assets, end of period (000s omitted)	$2,796,397	$2,945,498	$3,337,172	$5,614,425	$6,962,725

[1]	Amount is less than $0.005.

[2]	Amount is more than $(0.005).

[3]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo 100% Treasury Money Market Fund	19

(For a share outstanding throughout each period)

	Year ended January 31
SWEEP CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.01	0.00 [1]	0.00 [1]	0.00 [1]	(0.00)[2,3]
Net realized gains (losses) on investments	(0.00)[2]	(0.00)[2]	0.00 [1]	(0.00)[2]	0.00 [1]

Total from investment operations	0.01	0.00 [1]	0.00 [1]	(0.00)[2]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.13%	0.18%	0.01%	0.00%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.95%	1.11%	1.14%	1.14%
Net expenses	0.83%	0.77%	0.36%	0.09%	0.04%
Net investment income (loss)	1.14%	0.16%	0.00%	0.00%	(0.00)%
Supplemental data
Net assets, end of period (000s omitted)	$419,046	$481,702	$672,256	$473,246	$427,778

[1]	Amount is less than $0.005.

[2]	Amount is more than $(0.005).

[3]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo 100% Treasury Money Market Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo 100% Treasury Money Market Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo 100% Treasury Money Market Fund	21

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of January 31, 2019, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Treasury debt	$0	$12,625,560,424	$0	$12,625,560,424

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At January 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.20% and declining to 0.18% as the average daily net assets of the Fund increase. Prior to June 1, 2018, Funds Management received a fee at an annual rate which started at 0.35% and declined to 0.23% as the average daily net assets of the Fund increased. For the year ended January 31, 2019, the management fee was equivalent to an annual rate of 0.23% of the Fund’s average daily net assets.

22	Wells Fargo 100% Treasury Money Market Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A	0.22%

Administrator Class	0.10

Institutional Class	0.08

Service Class	0.12

Sweep Class	0.03

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through May 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.60% for Class A shares, 0.30% for Administrator Class shares, 0.20% for Institutional Class shares, 0.50% for Service Class shares, and 0.83% for Sweep Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to June 1, 2018, the Fund’s expenses were capped at 0.65% for Class A shares.

Distribution fee

The Trust has adopted a distribution plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Sweep Class shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.35% of the average daily net assets of Sweep Class shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Service Class, and Sweep Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended January 31, 2019 and January 31, 2018 were as follows:

	Year ended January 31

	2019	2018

Ordinary income	$173,649,441	$57,848,084

Long-term capital gain	0	19,586

Notes to financial statements	Wells Fargo 100% Treasury Money Market Fund	23

As of January 31, 2019, distributable earnings on a tax basis consisted of $7,966,917 in undistributed ordinary income.

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended January 31, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$965,544	$17,037

Administrator Class	6,627,174	59,926

Institutional Class	34,332,395	263,674

Service Class	14,586,653	158,024

Sweep Class	831,054	26,189

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

24	Wells Fargo 100% Treasury Money Market Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo 100% Treasury Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

March 27, 2019

Other information (unaudited)	Wells Fargo 100% Treasury Money Market Fund	25

TAX INFORMATION

For the fiscal year ended January 31, 2019, $168,999,454 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2019, $335,089 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2019, 100% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargofunds.com) on a 1-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo 100% Treasury Money Market Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo 100% Treasury Money Market Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28	Wells Fargo 100% Treasury Money Market Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

320766 03-19 A300/AR300 01-19

Annual Report

January 31, 2019

Government Money Market Funds

∎	Wells Fargo Treasury Plus Money Market Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Treasury Plus Money Market Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Treasury Plus Money Market Fund for the 12-month period that ended January 31, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility throughout the year.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 fell 2.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 12.58%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 14.24%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 2.25% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.26%. The Bloomberg Barclays Municipal Bond Index6 added 3.26%, and the ICE BofAML U.S. High Yield Index7 gained 1.57%.

A move to normalize U.S. monetary policy influenced markets.

Through January 2018, the S&P 500 Index and MSCI ACWI ex USA Index (Net) delivered positive returns every month for more than a year. In February 2018, that streak ended. The S&P 500 Index fell 3.69% during February and the MSCI ACWI ex USA Index (Net) dropped 4.72%. For the quarter, the S&P 500 Index recorded its first negative quarterly return since 2014. The MSCI ACWI ex USA Index (Net) fell 1.18% for the quarter.

During the year, the U.S. Federal Reserve (Fed) sought to normalize accommodative monetary policies in place since the 2008 global financial crisis and recession. Short-term interest rates, as measured by U.S. Treasury bills—maturities ranging from 3 to 12 months—increased an average of 89 basis points (bps; 100 bps equal 1.00%). Rates for 10-year and 30-year Treasuries increased 17 bps and 18 bps, respectively. Slower growth of long-term rates raised concerns for a flattening yield curve, sometimes associated with recessions. The Fed raised the federal funds rate by 25 bps in March 2018 to a target range of between 1.50% and 1.75%. The Bank of England (BOE) indicated a bias to increase rates later in 2018. The European Central Bank, the Bank of Japan, and the People’s Bank of China (PBOC) maintained low interest rates.

Global trade tensions heightened investor concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The Fed raised the federal funds rate by 25 bps to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61% while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Treasury Plus Money Market Fund	3

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter gross domestic product (GDP) annualized growth of 4.2%. Hiring improved. Employment data remained strong. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations were even better, as measured by the Russell 2000® Index,8 adding 7.75%.

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as reassured. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The BOE raised its monetary policy rate to 0.75% in August. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

For the S&P 500 Index and the MSCI ACWI ex USA Index (Net), negative stock market performance during October and December bracketed positive November returns. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year.

November’s U.S. mid-term elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. The Bureau of Economic Analysis reported that third-quarter U.S. GDP grew at an annualized 3.4% rate, solid, but lower than the second quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The PBOC cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

After the Fed increased the federal funds rate by 25 bps to a target range of between 2.25% and 2.50% in December—the ninth such increase since the Fed began three years ago to raise rates from near zero—it softened its outlook for further interest rate increases in 2019.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX10.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of savings and spending. You cannot invest directly in an index.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Treasury Plus Money Market Fund	Letter to shareholders (unaudited)

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Treasury Plus Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael C. Bird, CFA®‡

Jeffrey L. Weaver, CFA®‡

Laurie White

Average annual total returns (%) as of January 31, 2019

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]

Class A (PIVXX)	7-28-2003	1.37	0.35	0.18	0.62	0.60

Administrator Class (WTPXX)	3-31-2008	1.63	0.47	0.24	0.35	0.34

Institutional Class (PISXX)	8-11-1995	1.78	0.56	0.29	0.23	0.20

Service Class (PRVXX)	10-1-1985	1.53	0.42	0.22	0.52	0.45

Sweep Class[3]	6-30-2010	1.20	0.29	0.15	0.78	0.77

Yield summary (%) as of January 31, 20192

	Class A	Administrator Class	Institutional Class	Service Class	Sweep Class

7-day current yield	1.85	2.11	2.25	2.00	1.68

7-day compound yield	1.87	2.13	2.27	2.02	1.69

30-day simple yield	1.86	2.12	2.26	2.01	1.69

30-day compound yield	1.88	2.14	2.29	2.03	1.70

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Each class is sold without a front-end sales charge or a contingent deferred sales charge.

For government money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Treasury Plus Money Market Fund	7

Portfolio composition as of January 31, 2019[4]

Effective maturity distribution as of January 31, 2019[4]

Weighted average maturity as of January 31, 2019[5]

20 days

Weighted average life as of January 31, 2019[6]

103 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through May 31, 2019 (May 31, 2020 for Administrator Class and Sweep Class), to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.60% for Class A, 0.34% for Administrator Class, 0.20% for Institutional Class, 0.45% for Service Class, and 0.77% for Sweep Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 1.84%, 2.11%, 2.23%, 1.94%, and 1.68% for Class A, Administrator Class, Institutional Class, Service Class, and Sweep Class, respectively. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Sweep Class shares prior to their inception reflects the performance of Class A shares, and has not been adjusted to include the higher expenses applicable to Sweep Class shares. If these expenses had been adjusted, returns for Sweep Class shares would be lower.

[4]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[5]

Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[6]

Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

8	Wells Fargo Treasury Plus Money Market Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

The Fund’s fiscal year that ended January 31, 2019, was characterized by steadily rising interest rates. The fiscal year began with the target range on the federal funds rate set by the U.S. Federal Reserve (the Fed) at 1.25% to 1.50%. The Fed raised the target range by 0.25% four times during the year—in March, June, September, and December—with the resulting federal funds target rate set at 2.25% to 2.50% at the end of the period. In addition to raising interest rates, the Fed also continued to shrink its balance sheet by systematically allowing a portion of the U.S. Treasury and mortgage-backed securities it acquired during its quantitative easing programs to mature without being reinvested. Both the interest rate and balance sheet actions represent steps by the Fed to normalize monetary policy, effectively unwinding the policies it used to assist the economy’s recovery from the financial crisis.

The U.S. economy grew strongly throughout the year. Gross domestic product grew at an average rate of approximately 3.1% on an annualized basis, compared with a solid 2.5% rate for the prior year. The unemployment rate was largely unchanged, ending the fiscal year at 4.0%, down from 4.1% a year earlier. In addition, the underemployment rate, which includes workers marginally attached to the labor force and those working part time for economic reasons, also fell slightly from 8.2% to 8.1% over the same period. Both measures were at or below their lows in the years preceding the financial crisis. These measures, among others, likely gave the Fed the confidence it displayed in moving to normalize interest rates and its balance sheet.

Interest rates on all categories of government money market securities moved gradually higher throughout the year, consistent with the Fed’s moves. The 3-month Treasury bill (T-bill) yields averaged 1.58% during February 2018, the first month of the fiscal year; 2.40% during January 2019, the last month of the fiscal year; and 2.04% on average for the entire fiscal year. This compares with an average of 1.01% for the year that ended January 31, 2018. Similarly, average 6-month T-bill yields were 1.77% in February 2018; 2.50% in January 2019; and 2.21% over the whole fiscal year, up from an average of 1.14% in the previous fiscal year. The higher yields on T-bills were due not only to the Fed’s interest rate hikes but also to an increased supply of T-bills from the U.S. Treasury, which needed to finance the growing U.S. federal deficit. The total amount of T-bills outstanding grew from $1.964 trillion at the beginning of the fiscal year to $2.289 trillion at the end.

The yields on repurchase agreements (repos) generally followed the same path and were also heavily influenced by the Fed’s decisions. Overnight Treasury repo rates, as measured by the Fed’s Tri-Party General Collateral Rate, averaged 1.31% in February 2018, the fiscal year’s first month, and 2.44% in January 2019, the fiscal year’s last month. For the entire fiscal year that ended January 31, 2019, the average Treasury repo yield was 1.92%, up from 0.94% for the previous fiscal year.

Our investment strategy remained consistent throughout the year. We invested in T-bills and U.S. Treasury notes— including floating-rate notes—as well as repos collateralized by Treasury securities, while taking into account the Fund’s overall level of liquidity and average maturity.

Strategic outlook

The economy has continued its solid performance, with a consistently strong labor market and gradually rising—but still below target—inflation. At the end of the fiscal year, the Fed signaled that it will proceed more cautiously, weighing incoming economic data and other factors and modifying its interest rate path accordingly. As the Fed is no longer projecting further gradual increases in interest rates and is instead espousing patience, the interest rate outlook as the fiscal year begins is for steady rates, and the direction of the next move in interest rates will depend on the evolution of the economy. The fiscal impulse from the federal tax cut that helped boost the economy over the past year may fade somewhat, potentially leading to slower economic growth over the following year. These factors suggest that interest rates on U.S. government money market securities may be little changed for at least the early part of the fiscal year. The risks to this outlook appear to be roughly balanced, as a still-strong economy could eventually call for higher rates, while rates could fall if the economy weakens due to a variety of factors, such as political developments in both the U.S. and abroad; a pullback in risk asset valuations; and a turn in the economic cycle, as the current expansion is well aged by historical standards. In the face of this uncertainty, we believe that our investment strategy, with its focus on capital preservation and liquidity, should enable the Fund to continue to meet its objectives.

Fund expenses (unaudited)	Wells Fargo Treasury Plus Money Market Fund	9

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2018 to January 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2018	Ending account value 1-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,008.25	$3.04	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Administrator Class

Actual	$1,000.00	$1,009.55	$1.74	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.48	$1.75	0.34%
Institutional Class

Actual	$1,000.00	$1,010.28	$1.01	0.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	$1.02	0.20%
Service Class

Actual	$1,000.00	$1,009.01	$2.28	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29	0.45%
Sweep Class

Actual	$1,000.00	$1,007.38	$3.90	0.77%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.93	0.77%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10	Wells Fargo Treasury Plus Money Market Fund	Portfolio of investments—January 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Repurchase Agreements ^^: 62.52%

Bank of Nova Scotia, dated 1-31-2019, maturity value $450,031,875 (1)	2.55%	2-1-2019	$450,000,000	$450,000,000

Barclays Capital Incorporated, dated 1-10-2019, maturity value $100,198,167 (2)	2.46	2-8-2019	100,000,000	100,000,000

Barclays Capital Incorporated, dated 1-31-2019, maturity value $1,935,237,070 (3)	2.55	2-1-2019	1,935,100,000	1,935,100,000

BNP Paribas, dated 1-31-2019, maturity value $200,433,778 (4)	2.44	3-4-2019	200,000,000	200,000,000

BNP Paribas, dated 1-31-2019, maturity value $1,150,082,417 (5)	2.58	2-1-2019	1,150,000,000	1,150,000,000

Citigroup Global Markets Incorporated, dated 1-31-2019, maturity value $250,117,639 (6)	2.42	2-7-2019	250,000,000	250,000,000

Credit Agricole, dated 1-31-2019, maturity value $500,035,417 (7)	2.55	2-1-2019	500,000,000	500,000,000

Deutsche Bank Securities, dated 1-31-2019, maturity value $550,039,417 (8)	2.58	2-1-2019	550,000,000	550,000,000

Fixed Income Clearing Corporation, dated 1-31-2019, maturity value $2,535,180,267 (9)	2.56	2-1-2019	2,535,000,000	2,535,000,000

JPMorgan Securities, dated 1-2-2019, maturity value $551,168,750 (10)¢øø§	2.55	2-1-2019	550,000,000	550,000,000

Merrill Lynch Pierce Fenner & Smith Incorporated, dated 1-31-2019, maturity value $190,013,458 (11)	2.55	2-1-2019	190,000,000	190,000,000

MUFG Securities Canada Limited, dated 1-31-2019, maturity value $330,023,375 (12)	2.55	2-1-2019	330,000,000	330,000,000

Prudential, dated 1-31-2019, maturity value $164,127,807 (13)	2.59	2-1-2019	164,116,000	164,116,000

Royal Bank of Scotland, dated 1-31-2019, maturity value $600,043,000 (14)	2.58	2-1-2019	600,000,000	600,000,000

Total Repurchase Agreements (Cost $9,504,216,000)				9,504,216,000

Treasury Debt: 37.67%

U.S. Treasury Bill (z)	2.20	2-7-2019	140,000,000	139,949,221

U.S. Treasury Bill (z)	2.21	2-21-2019	50,000,000	49,939,167

U.S. Treasury Bill (z)	2.22	2-14-2019	30,000,000	29,976,220

U.S. Treasury Bill (z)	2.23	2-28-2019	90,000,000	89,851,163

U.S. Treasury Bill (z)	2.28	3-7-2019	10,000,000	9,978,703

U.S. Treasury Bill (z)	2.30	3-14-2019	30,000,000	29,922,442

U.S. Treasury Bill (z)	2.41	4-11-2019	80,000,000	79,634,971

U.S. Treasury Bill (z)	2.45	4-4-2019	250,000,000	248,952,889

U.S. Treasury Bill (z)	2.47	4-25-2019	50,000,000	49,717,569

U.S. Treasury Bill (z)	2.49	5-9-2019	60,000,000	59,603,108

U.S. Treasury Bill (z)	2.49	8-1-2019	30,000,000	29,628,573

U.S. Treasury Bill (z)	2.50	5-23-2019	70,000,000	69,467,431

U.S. Treasury Bill (z)	2.50	5-16-2019	40,000,000	39,714,578

U.S. Treasury Bill (z)	2.51	6-13-2019	30,000,000	29,726,870

U.S. Treasury Note	0.75	7-15-2019	180,000,000	178,549,406

U.S. Treasury Note	0.75	8-15-2019	50,000,000	49,503,280

U.S. Treasury Note	0.88	7-31-2019	100,000,000	99,151,296

U.S. Treasury Note	1.00	3-15-2019	30,000,000	29,956,686

U.S. Treasury Note	1.00	10-15-2019	70,000,000	69,156,401

U.S. Treasury Note	1.25	3-31-2019	60,000,000	59,882,229

U.S. Treasury Note	1.25	4-30-2019	237,700,000	236,997,106

U.S. Treasury Note	1.25	5-31-2019	30,000,000	29,888,826

U.S. Treasury Note	1.25	6-30-2019	40,000,000	39,781,029

U.S. Treasury Note	1.38	2-28-2019	190,000,000	189,860,353

U.S. Treasury Note	1.38	7-31-2019	160,000,000	159,045,833

U.S. Treasury Note	1.38	9-30-2019	100,000,000	99,209,297

U.S. Treasury Note	1.50	2-28-2019	70,000,000	69,960,073

U.S. Treasury Note	1.50	5-31-2019	50,000,000	49,855,672

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2019	Wells Fargo Treasury Plus Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Treasury Debt (continued)

U.S. Treasury Note	1.63%	3-31-2019	$86,000,000	$85,886,402

U.S. Treasury Note	1.63	4-30-2019	50,000,000	49,914,113

U.S. Treasury Note	1.75	9-30-2019	25,000,000	24,849,050

U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.00%) ±	2.40	1-31-2020	430,000,000	429,896,092

U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.03%) ±	2.44	4-30-2020	650,000,000	650,001,038

U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.04%) ±	2.45	7-31-2020	460,000,000	459,994,902

U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.05%) ±	2.45	10-31-2020	470,000,000	469,662,201

U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.05%) ±	2.45	10-31-2019	307,000,000	307,035,084

U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.06%) ±	2.46	7-31-2019	90,000,000	90,001,626

U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.07%) ±	2.47	4-30-2019	323,000,000	323,053,622

U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.12%) ±	2.52	1-31-2021	170,000,000	170,008,966

U.S. Treasury Note	2.75	2-15-2019	25,000,000	25,004,683

U.S. Treasury Note	3.13	5-15-2019	314,668,000	315,216,256

U.S. Treasury Note	3.63	8-15-2019	10,000,000	10,053,983

Total Treasury Debt (Cost $5,727,438,410)				5,727,438,410

Total investments in securities (Cost $15,231,654,410)	100.19%	15,231,654,410

Other assets and liabilities, net	(0.19)	(29,181,703)

Total net assets	100.00%	$15,202,472,707

^^	Collateralized by:

(1)	U.S. government securities, 0.00% to 8.88%, 2-15-2019 to 2-15-2047, fair value including accrued interest is $459,000,071.

(2)	U.S. government securities, 2.63% to 3.38%, 1-31-2026 to 11-15-2048, fair value including accrued interest is $102,000,003.

(3)	U.S. government securities, 1.75% to 7.25%, 12-31-2020 to 8-31-2025, fair value including accrued interest is $1,973,802,054.

(4)	U.S. government securities, 0.00% to 4.75%, 2-28-2019 to 8-15-2047, fair value including accrued interest is $204,000,000.

(5)	U.S. government securities, 0.00% to 8.75%, 2-5-2019 to 2-15-2048, fair value including accrued interest is $1,173,000,040.

(6)	U.S. government securities, 0.13% to 3.00%, 2-28-2019 to 5-15-2042, fair value including accrued interest is $255,000,039.

(7)	U.S. government securities, 0.00% to 2.00%, 1-30-2020 to 2-15-2025, fair value including accrued interest is $510,000,066.

(8)	U.S. government securities, 0.00%, 5-15-2019 to 11-15-2027, fair value is $561,000,000.

(9)	U.S. government securities, 1.13% to 2.88%, 8-31-2020 to 8-15-2025, fair value including accrued interest is $2,585,706,326.

(10)	U.S. government securities, 0.00% to 3.00%, 4-18-2019 to 11-15-2045, fair value including accrued interest is $561,000,095.

(11)	U.S. government securities, 0.00% to 1.38%, 1-15-2020 to 2-15-2026, fair value including accrued interest is $193,800,061.

(12)	U.S. government securities, 0.13% to 3.50%, 4-15-2019 to 2-15-2047, fair value including accrued interest is $336,600,000.

(13)	U.S. government securities, 0.00% to 3.00%, 11-15-2021 to 11-15-2047, fair value including accrued interest is $167,398,320.

(14)	U.S. government securities, 0.00% to 6.63%, 4-15-2019 to 5-15-2046, fair value including accrued interest is $612,000,014.

¢	The security represents a long-dated and extendible repurchase agreement which automatically renews on previously set terms. The maturity date represents the next put date.

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.

§	The security is subject to a demand feature which reduces the effective maturity.

(z)	Zero coupon security. The rate represents the current yield to maturity.

±	Variable rate investment. The rate shown is the rate in effect at period end.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Treasury Plus Money Market Fund	Statement of assets and liabilities—January 31, 2019

Assets
Investments in repurchase agreements, at amortized cost	$9,504,216,000
Investments in unaffiliated securities, at amortized cost	5,727,438,410
Cash	19,157
Receivable for Fund shares sold	3,844,428
Receivable for interest	9,367,563
Prepaid expenses and other assets	855,111

Total assets	15,245,740,669

Liabilities
Payable for Fund shares redeemed	20,732,177
Dividends payable	18,757,986
Management fee payable	1,509,179
Administration fees payable	1,259,420
Trustees’ fees and expenses payable	2,010
Distribution fee payable	30
Accrued expenses and other liabilities	1,007,160

Total liabilities	43,267,962

Total net assets	$15,202,472,707

NET ASSETS CONSIST OF
Paid-in capital	$15,202,713,893
Total distributable loss	(241,186)

Total net assets	$15,202,472,707

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class A	$1,202,749,011
Shares outstanding – Class A1	1,202,603,797
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$101,339,678
Shares outstanding – Administrator Class[1]	101,324,600
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$12,466,863,784
Shares outstanding – Institutional Class[1]	12,465,307,764
Net asset value per share – Institutional Class	$1.00
Net assets – Service Class	$1,431,420,149
Shares outstanding – Service Class[1]	1,431,259,061
Net asset value per share – Service Class	$1.00
Net assets – Sweep Class	$100,085
Shares outstanding – Sweep Class[1]	100,073
Net asset value per share – Sweep Class	$1.00

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended January 31, 2019	Wells Fargo Treasury Plus Money Market Fund	13

Investment income
Interest	$291,855,804

Expenses
Management fee	20,811,510
Administration fees
Class A	3,069,797
Administrator Class	95,290
Institutional Class	9,590,937
Service Class	1,650,700
Sweep Class	29
Shareholder servicing fees
Class A	3,488,405
Administrator Class	95,290
Service Class	3,438,959
Sweep Class	252
Distribution fee
Sweep Class	350
Custody and accounting fees	335,950
Professional fees	49,563
Registration fees	91,053
Shareholder report expenses	39,143
Trustees’ fees and expenses	23,445
Other fees and expenses	86,871

Total expenses	42,867,544
Less: Fee waivers and/or expense reimbursements	(3,929,839)

Net expenses	38,937,705

Net investment income	252,918,099

Net realized gains on investments	48,547

Net increase in net assets resulting from operations	$252,966,646

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Treasury Plus Money Market Fund	Statement of changes in net assets

	Year ended January 31, 2019		Year ended January 31, 2018[1]

Operations
Net investment income		$252,918,099		$114,264,498
Net realized gains on investments		48,547		81,289

Net increase in net assets resulting from operations		252,966,646		114,345,787

Distributions to shareholders from net investment income and net realized gains
Class A		(19,056,287)		(5,765,518)
Administrator Class		(1,412,617)		(533,042)
Institutional Class		(211,798,222)		(100,116,838)
Service Class		(20,731,069)		(7,926,287)
Sweep Class		(1,194)		(238)

Total distributions to shareholders		(252,999,389)		(114,341,923)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	11,127,666,658	11,127,666,658	9,977,869,822	9,977,869,822
Administrator Class	897,131,428	897,131,428	947,917,891	947,917,891
Institutional Class	96,585,943,995	96,585,943,995	129,675,413,942	129,675,413,942
Service Class	5,871,089,621	5,871,089,621	6,215,918,108	6,215,918,108

		114,481,831,702		146,817,119,763

Reinvestment of distributions
Class A	9,016,382	9,016,382	2,542,405	2,542,405
Administrator Class	1,299,659	1,299,659	471,776	471,776
Institutional Class	73,636,342	73,636,342	33,325,578	33,325,578
Service Class	5,760,060	5,760,060	2,548,849	2,548,849
Sweep Class	0	0	68	68

		89,712,443		38,888,676

Payment for shares redeemed
Class A	(11,225,626,967)	(11,225,626,967)	(10,434,003,791)	(10,434,003,791)
Administrator Class	(939,295,687)	(939,295,687)	(912,432,946)	(912,432,946)
Institutional Class	(97,277,939,890)	(97,277,939,890)	(128,113,332,177)	(128,113,332,177)
Service Class	(5,904,735,073)	(5,904,735,073)	(6,259,590,464)	(6,259,590,464)

		(115,347,597,617)		(145,719,359,378)

Net increase (decrease) in net assets resulting from capital share transactions		(776,053,472)		1,136,649,061

Total increase (decrease) in net assets		(776,086,215)		1,136,652,925

Net assets
Beginning of period		15,978,558,922		14,841,905,997

End of period		$15,202,472,707		$15,978,558,922

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at January 31, 2018 was $289,731. The disaggregated distributions information for the year ended January 31, 2018 is included in Note 5, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Treasury Plus Money Market Fund	15

(For a share outstanding throughout each period)

	Year ended January 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	(0.00)[2]

Total from investment operations	0.01	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	0.00	0.00	(0.00)[1]

Total distributions to shareholders	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.37%	0.38%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.62%	0.62%	0.62%	0.62%
Net expenses	0.60%	0.61%	0.39%	0.11%	0.06%
Net investment income	1.36%	0.38%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$1,202,749	$1,291,723	$1,745,419	$1,956,626	$1,733,107

[1]	Amount is less than $0.005.

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Treasury Plus Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	(0.00)[2]

Total from investment operations	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	0.00	0.00	(0.00)[1]

Total distributions to shareholders	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.63%	0.65%	0.06%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.35%	0.35%	0.34%	0.34%	0.34%
Net expenses	0.35%	0.35%	0.34%	0.10%	0.06%
Net investment income	1.48%	0.61%	0.05%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$101,340	$142,198	$106,246	$101,432	$106,179

[1]	Amount is less than $0.005.

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Treasury Plus Money Market Fund	17

(For a share outstanding throughout each period)

	Year ended January 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	(0.00)[2]

Total from investment operations	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	0.00	0.00	(0.00)[1]

Total distributions to shareholders	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.78%	0.79%	0.20%	0.02%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.22%	0.23%	0.23%	0.23%	0.23%
Net expenses	0.20%	0.20%	0.20%	0.10%	0.06%
Net investment income	1.77%	0.81%	0.20%	0.02%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$12,466,864	$13,085,244	$11,489,674	$12,617,153	$11,190,887

[1]	Amount is less than $0.005.

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Treasury Plus Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	(0.00)[2]

Total from investment operations	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	0.00	0.00	(0.00)[1]

Total distributions to shareholders	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.53%	0.54%	0.02%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.52%	0.52%	0.52%	0.52%
Net expenses	0.45%	0.45%	0.38%	0.11%	0.06%
Net investment income	1.51%	0.54%	0.03%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$1,431,420	$1,459,295	$1,500,467	$1,339,895	$1,845,375

[1]	Amount is less than $0.005.

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Treasury Plus Money Market Fund	19

(For a share outstanding throughout each period)

	Year ended January 31
SWEEP CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.00 [1]	0.00 [1,2]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	(0.00)[3]

Total from investment operations	0.01	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	0.00	0.00	(0.00)[1]

Total distributions to shareholders	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.20%	0.24%	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.77%	0.96%	0.97%	0.97%
Net expenses	0.77%	0.75%	0.34%	0.11%	0.06%
Net investment income	1.19%	0.24%	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$100	$100	$100	$3,145	$3,054

[1]	Amount is less than $0.005.

[2]	Calculated based upon average shares outstanding

[3]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Treasury Plus Money Market Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Treasury Plus Money Market Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo Treasury Plus Money Market Fund	21

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of January 31, 2019, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Repurchase agreements	$0	$9,504,216,000	$0	$9,504,216,000

Treasury debt	0	5,727,438,410	0	5,727,438,410

Total assets	$0	$15,231,654,410	$0	$15,231,654,410

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At January 31, 2019, the Fund did not have any transfers into/out of Level 3.

22	Wells Fargo Treasury Plus Money Market Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.15% and declining to 0.13% as the average daily net assets of the Fund increase. For the year ended January 31, 2019, the management fee was equivalent to an annual rate of 0.14% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A	0.22%

Administrator Class	0.10

Institutional Class	0.08

Service Class	0.12

Sweep Class	0.03

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through May 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.60% for Class A shares, 0.35% for Administrator Class shares, 0.20% for Institutional Class shares, 0.45% for Service Class shares, and 0.83% for Sweep Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to June 1, 2018, the Fund’s expenses were capped at 0.65% for Class A shares.

Distribution fee

The Trust has adopted a distribution plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Sweep Class shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.35% of the average daily net assets of Sweep Class shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Service Class, and Sweep Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Notes to financial statements	Wells Fargo Treasury Plus Money Market Fund	23

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $252,999,389 and $114,341,923 of ordinary income for the years ended January 31, 2019 and January 31, 2018, respectively.

As of January 31, 2019, distributable earnings on a tax basis consisted of $18,737,343 in undistributed ordinary income.

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended January 31, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$ 5,757,833	$ 7,685

Administrator Class	532,884	158

Institutional Class	100,053,459	63,379

Service Class	7,920,085	6,202

Sweep Class	237	1

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

24	Wells Fargo Treasury Plus Money Market Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Treasury Plus Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

March 27, 2019

Other information (unaudited)	Wells Fargo Treasury Plus Money Market Fund	25

TAX INFORMATION

For the fiscal year ended January 31, 2019, $243,963,929 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2019, $81,289 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2019, 41.22% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargofunds.com) on a 1-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Treasury Plus Money Market Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo Treasury Plus Money Market Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28	Wells Fargo Treasury Plus Money Market Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

320767 03-19 A314/AR314 01-19

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended January 31, 2019	Fiscal year ended January 31, 2018
Audit fees	$317,230	$311,525
Audit-related fees	—	—
Tax fees (1)	15,520	15,360
All other fees	—	—

	$332,750	$326,885

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of

Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	March 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	March 27, 2019

By:	/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	March 27, 2019